EXHIBIT 10(D)


                       NETWORK SERVICES ALLIANCE AGREEMENT

                                     between

                              TXU NETWORKS PTY LTD

                                (ACN 075 826 881)

                                       and

                                 WESTAR PTY LTD

                                (ACN 086 015 036)

                                       and

                             EASTERN ENERGY LIMITED

                                (ACN 064 651 118)

                                       and

                                 AKAMON PTY LTD

                                (ACN 075 194 857)

                                       and

                                  TENIX PTY LTD

                                (ACN 000 305 304)




                                BAKER & MC.KENZIE
                                   Solicitors

Level 39, Rialto                                       Level 26, AMP Centre
525 Collins Street                                     50 Bridge Street
MELBOURNE  VIC  3000                                   SYDNEY  NSW  2000
Tel:  (03) 9617-4200                                   Tel:  (02) 9225-0200
Fax:  (03) 9614-2103                                   Fax:  (02) 9223-7711


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                                    CONTENTS

CLAUSE
NUMBER    HEADING                                                           PAGE

1.        DEFINITIONS AND INTERPRETATION                                       2
1.1       Definitions                                                          2
1.2       Interpretation                                                      17

2.        TERM                                                                18
2.1       Commencement                                                        18
2.2       Termination                                                         19
2.3       Early termination                                                   19

3.        APPOINTMENT OF ALLIANCE SERVICE PROVIDER                            19
3.1       Acknowledgment of appointment of TXUN                               19
3.2       Alliance Service Provider is appointed                              20
3.3       Non-exclusive arrangement                                           20
3.4       Legal relationship between TXUN and the Alliance Service Provider   20
3.5       Representation                                                      20

4.        SERVICES                                                            21
4.1       Term of the Services                                                21
4.2       Scope of the Operations and Maintenance Works Services and
          Replacement Capital Works Services                                  21
4.3       Scope of the TXUN Initiated Capital Works Services                  21
4.4       Scope of the Customer Initiated Capital Works Services              22
4.5       Provision of the Services                                           24

5.        ALLIANCE SERVICE PROVIDER'S OBLIGATIONS                             27
5.1       Staff and equipment                                                 27
5.2       Comply with TXUN's policies                                         27
5.3       Defective work                                                      27

6.        TXUN'S OBLIGATIONS                                                  28
6.1       General obligations                                                 28
6.2       Powers to do works                                                  28

7.        COOPERATION AND RESPONSE TO PROPOSALS                               29

8.        ALLIANCE SERVICE PROVIDER'S CONTRACTS                               29
8.1       Subcontractors and agents of Alliance Service Provider              29
8.2       Form of the Alliance Service Provider's contracts                   30

9.        EMPLOYEES                                                           30

10.       MATERIAL CONTRACTS                                                  31


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11.       ADMINISTRATION OF THE SERVICES                                      31
11.1      Formation of the Alliance Board                                     31
11.2      Ongoing operation of the Alliance Board                             31
11.3      Responsibilities of the Alliance Board                              32
11.4      Formation of the Operating Management Team                          32
11.5      Ongoing operation of the Operating Management Team                  33
11.6      Responsibilities of the Operating Management Team                   33

12.       ALTERATION OF THE SERVICES                                          33
12.1      TXUN may notify an alteration of the Services                       33
12.2      Alteration claim by Alliance Service Provider                       34
12.3      Response to alteration claim by TXUN                                34
12.4      How Target Costs are adjusted                                       36

13.       INSURANCE                                                           36
13.1      Insurances to be maintained by the Alliance Service Provider        36
13.2      Claims under Insurance Policies                                     37
13.3      Insurance Proceeds                                                  37
13.4      Comply with insurances                                              38

14.       TARGET COST                                                         38
14.1      Establishing the Target Costs                                       38
14.2      Target Cost adjustment for Mistake                                  41
14.3      Target Cost adjustment for introduction of GST                      41
14.4      Target Cost Adjustment for TXUN Initiated Capital Works Services
          and Customer Initiated Capital Works Services                       41
14.5      Target Cost adjustment for Material Unforeseen Circumstances        43
14.6      Benchmarking the contractor                                         43

15.       ALLIANCE SERVICE PROVIDER'S REMUNERATION                            44
15.1      Components of Alliance Service Provider's remuneration              44
15.2      Alliance Service Provider's Reimbursable Costs                      44
15.3      Management fee                                                      45
15.4      Non-Financial Incentive Fee                                         45
15.5      Share of Savings Payment                                            46
15.6      Transition Costs                                                    46
15.7      Gainsharing                                                         46
15.8      Seconded Employees/Costs of Redundancies                            47

16.       BILLING AND INVOICING                                               49
16.1      Management Fee                                                      49
16.2      Reimbursable costs                                                  49
16.3      Share of Savings Payment                                            49
16.4      Non-Financial Incentive Fee                                         50
16.5      Form of invoices                                                    51
16.6      Adjustments and corrections to invoices                             51

17.       AUDITS AND ACCESS TO RECORDS                                        52
17.1      Accounting audit                                                    52
17.2      Operational audits                                                  53
17.3      Access to records                                                   53


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18.       FORCE MAJEURE                                                       55
18.1      Consequences of Force Majeure                                       55
18.2      Notification and diligence                                          55
18.3      Liability not relieved                                              56
18.4      Prolonged Force Majeure                                             56

19.       EMERGENCIES                                                         57
19.1      Cooperation with Government Agencies                                57
19.2      TXUN may take control                                               57
19.3      Emergency Management Plan                                           58

20.       SAFETY                                                              58
20.1      Alliance Service Provider responsible for safety                    58
20.2      Occupational Health and Safety Act 1985                             58
20.3      Fire bans                                                           59
20.4      Directions regarding safety                                         59
20.5      Protective clothing                                                 59
20.6      Incident reporting and investigation                                60
20.7      Safety audits and assessments                                       60

21.       TERMINATION                                                         61
21.1      Termination by TXUN for cause                                       61
21.2      Termination by the Alliance Service Provider for failure to pay     63
21.3      Termination for prolonged Force Majeure                             63
21.4      Termination process                                                 63
21.5      TXUN may take control                                               63

22.       CONSEQUENCES OF TERMINATION                                         65
22.1      Actions upon Termination                                            65
22.2      Non-solicitation of employees                                       67
22.3      Transitional assistance                                             67
22.4      Survival of rights on termination                                   68

23.       SUSPENSION                                                          68
23.1      Suspension for cause                                                68
23.2      Suspension for convenience                                          69
23.3      Resumption of performance of the Services                           70

24.       WARRANTY OF MATERIALS                                               70

25.       REPRESENTATIONS AND WARRANTIES                                      71
25.1      Parties' representations and warranties                             71
25.2      Year 2000 warranty                                                  71
25.3      Business Ethic                                                      72

26.       LIMITATION ON LIABILITY                                             73

27.       INDEMNITIES AND RELEASES                                            73
27.1      Alliance Service Provider's general indemnity                       73
27.2      Third party claims                                                  74

28.       CONFIDENTIALITY                                                     74


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28.1      Disclosure with consent                                             74
28.2      Disclosure on conditions                                            74
28.3      Advance notice of disclosure                                        75
28.4      Confidentiality undertaking                                         75
28.5      Continuing obligation                                               75

29.       OWNERSHIP OF ASSETS AND INTELLECTUAL PROPERTY                       75
29.1      Electricity Distribution Network and Gas Distribution System assets 75
29.2      Other assets provided by TXUN                                       76
29.3      Intellectual property developed during Agreement                    77
29.4      Use of intellectual property                                        77

30.       USE OF TXU COMPANIES' MARKS                                         78

31.       ENVIRONMENT                                                         78
31.1      Environmental requirements                                          78
31.2      Discovery of hazardous substance                                    79
31.3      Environmental audit                                                 79

32.       PUBLICITY                                                           79

33.       TAXES                                                               80
33.1      Alliance Service Provider to comply with Tax Laws                   80
33.2      GST                                                                 80

34.       INTEREST                                                            80

35.       REPRESENTATIVE                                                      81
35.1      TXUN's Representative                                               81
35.2      Alliance Service Provider's Representative                          81
35.3      Change of Representative                                            81
35.4      Reliance on Representative                                          81

36.       NOTICES                                                             82
36.1      Requirements                                                        82
36.2      Receipt                                                             82

37.       GUARANTEE OF ALLIANCE SERVICE PROVIDER'S OBLIGATIONS                83
37.1      Guarantor acknowledges receiving consideration                      83
37.2      Guarantee                                                           83
37.3      Indemnity                                                           83
37.4      No requirement to commence proceedings                              83
37.5      Continuing security                                                 84
37.6      Rights unaffected                                                   84
37.7      Restrictions on Guarantor                                           84
37.8      Void payments                                                       85
37.9      Assignment of rights                                                85
37.10     TXUN's expenses                                                     85
37.11     Payment in gross                                                    85
37.12     No representations by a TXU Company                                 85


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38.       GENERAL PROVISIONS                                                  86
38.1      Entire Agreement                                                    86
38.2      Costs                                                               86
38.3      Assignment                                                          86
38.4      Indemnities                                                         87
38.5      Invalid or unenforceable provisions                                 87
38.6      Waiver and exercise of rights                                       87
38.7      Amendment                                                           88
38.8      Rights cumulative                                                   88
38.9      Consents and approvals                                              88
38.10     Governing law                                                       88
38.11     Jurisdiction                                                        88
38.12     Survival of certain provisions                                      88

39.       DISPUTE RESOLUTION                                                  88
39.1      Parties not to take legal action                                    88
39.2      Negotiation of Dispute                                              89
39.3      Independent Expert                                                  90

SCHEDULE 1     MAP OF THE ELECTRICITY DISTRIBUTION NETWORK

SCHEDULE 2     DESCRIPTION OF THE ELECTRICITY DISTRIBUTION NETWORK

SCHEDULE 3     MAP OF THE GAS DISTRIBUTION SYSTEM

SCHEDULE 4     DESCRIPTION OF THE GAS DISTRIBUTION SYSTEM

SCHEDULE 5     ELECTRICITY DISTRIBUTION NETWORK OPERATIONS AND MAINTENANCE
               SERVICES

SCHEDULE 6     GAS DISTRIBUTION SYSTEM OPERATIONS AND MAINTENANCE SERVICES

SCHEDULE 7     ELECTRICITY DISTRIBUTION NETWORK REPLACEMENT CAPITAL WORKS
               SERVICES

SCHEDULE 8     GAS DISTRIBUTION SYSTEM REPLACEMENT CAPITAL WORKS SERVICES

SCHEDULE 9     ELECTRICITY DISTRIBUTION NETWORK TXUN INITIATED CAPITAL WORKS
               SERVICES

SCHEDULE 10    GAS DISTRIBUTION SYSTEM TXUN INITIATED CAPITAL WORKS SERVICES

SCHEDULE 11 ELECTRICITY DISTRIBUTION NETWORK CUSTOMER INITIATED CAPITAL WORKS SERVICES

SCHEDULE 12    GAS DISTRIBUTION SYSTEM CUSTOMER INITIATED CAPITAL WORKS SERVICES

SCHEDULE 13    BUSINESS PROCESSES


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SCHEDULE 14    INFORMATION SYSTEMS MANAGEMENT SERVICES

SCHEDULE 15    ADJUSTMENT MECHANISM FOR ALTERATION IN THE SERVICES

SCHEDULE 16    NON-FINANCIAL INCENTIVE FEE

SCHEDULE 17    NON-FINANCIAL KPI MEASURES

SCHEDULE 18    KPI TARGETS

SCHEDULE 19    PERFORMANCE INCENTIVE FEE CALCULATION EXAMPLES

SCHEDULE 20    TECHNICAL STANDARDS

SCHEDULE 21    OPERATION AND PERFORMANCE MANUALS

SCHEDULE 22    REIMBURSABLE COSTS

SCHEDULE 23    ETHICS AND NON-DISCLOSURE CERTIFICATION

SCHEDULE 24    SHARE OF SAVINGS PAYMENT


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                       NETWORK SERVICES ALLIANCE AGREEMENT


THIS AGREEMENT is made on the           day of                   , 1999.

BETWEEN
TXU Networks Pty Ltd (ACN 075 826 881) of Level 17, 452 Flinders Street, Melbourne, Victoria 3000 ("TXUN")

AND
Westar Pty Ltd (ACN 086 015 036) of Level 49, 525 Collins Street, Melbourne, Victoria 3000 ("WESTAR")

AND
Eastern Energy Limited (ACN 064 651 118) of Level 17, 452 Flinders Street, Melbourne, Victoria 3000 ("EASTERN")

AND
Akamon Pty Ltd (ACN 075194 857) of Level 12, 100 Arthur Street, North Sydney, New South Wales, 2060 ("ALLIANCE SERVICE PROVIDER");

AND
Tenix Pty Ltd (ACN 000 305 304) of Level 12, 100 Arthur Street, North Sydney, New South Wales, 2060 ("GUARANTOR").

RECITALS

A. Westar, Eastern and TXUN (each a "TXU Company" and collectively the "TXU Companies") are all subsidiaries, directly or indirectly, of TXU Australia Pty Ltd.

B.        Westar is the owner of the Gas Distribution System.

C.        Eastern is the owner of the Electricity Distribution Network.

D. TXUN has been appointed by Westar and Eastern to administer the Gas Distribution System and the Electricity Distribution Network and to procure third parties to provide the Services in connection with the operation and maintenance of the Gas Distribution System and the Electricity Distribution Network.

E. Westar, Eastern, TXUN and the Alliance Service Provider have agreed to establish an alliance based contract for the operation and maintenance of the Gas Distribution System and the Electricity Distribution Network characterised by the following outcomes which the parties will assist each other to achieve:

          (i) the parties will work collaboratively, in a totally transparent, open-book environment;


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          (ii)      a cultural alignment based on principles of honesty,
                    fairness, integrity and trust;

          (iii) a united business strategy, with a flexible, long-term perspective able to adapt to changing conditions;

          (iv) a mutually supportive, non-adversarial relationship focused on superior business ethics;

          (v)       the achievement of the Business Objectives;

          (vi)      the focus of resources on continuous, mutual improvement;

          (vii) the achievement of cost, productivity and product improvements resulting in increased levels of performance, reliability and customer satisfaction;

          (viii) the identification of innovative practices in the performance of the Services;

          (ix)      the development of competitive advantage by both parties;
                    and

          (x) remuneration of the Alliance Service Provider commensurate with the quality of service it provides.

F. The Guarantor will guarantee the obligations of the Alliance Service Provider under this Agreement.

G. A summary of the commercial arrangements of this Agreement is contained in schedule 25.

OPERATIVE PROVISIONS

--------------------------------------------------------------------------------
1.        DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1       DEFINITIONS

In this Agreement, unless the context requires another meaning:

"ACCOUNTS" means, in respect of the Alliance Service Provider:

(a)       a profit and loss statement;

(b)       a balance sheet and statement of cash flows; and

(c) all statements, reports and notes attached to or intended to be read with the profit and loss statement, balance sheet or statement of cash flows,

relating to its performance of the Services under this Agreement;

"ACCOUNTING STANDARDS" means:


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(a)       the accounting standards applicable for the purposes of the
          Corporations Law;

(b) the requirements of the Corporations Law for the preparation and content of financial statements, director's reports and auditors reports; and

(c) generally accepted and consistently applied accounting principles and practices in Australia, except those inconsistent with the standards or requirements referred to in paragraphs (a) or (b);

"ALLIANCE BOARD" means the board established under clause 11.1;

"ANTICIPATED EXPENDITURE" means, in relation to the TXUN Initiated Capital Works and Customer Initiated Capital Works:

(a)       in Calendar Year 2000, the amount set out in respect of those works in schedule 22; and

(b) in a Calendar Year after Calendar Year 2000, an amount calculated in accordance with the following formula:

          AEt = AEt-1 x CPIt

          where

          AEt is the Anticipated Expenditure for Calendar Year "t";

          AEt-1 is the Anticipated Expenditure for Calendar Year "t-1"; and

          CPIt is the CPI for Calendar Year "t";

"AUTHORISATION" means:

(a) any authorisation, approval, licence, permit, consent, qualification, accreditation, filing, registration, certificate, resolution, direction, declaration or exemption and any renewal and variation of them by or with a Government Agency; and

(b) for anything which a Government Agency may prohibit or restrict within a specified period, the expiry of that period without intervention or other action by that Government Agency;

"BENCHMARK" means determining the Benchmarked Cost;

"BENCHMARKED COST" means, in relation to:

(a) an amount or class of expenditure which is incurred, to be incurred, or which may be incurred by the Alliance Service Provider or a Subcontractor; or

(b) the basis for costing any class of expenditure which is incurred, to be incurred, or which may be incurred by the Alliance Service Provider or Subcontractor,

the amount that would be charged, or the basis that would be set, by a person of comparable experience and qualifications at arm's length performing equivalent


                                       3
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work on a normal commercial basis to the same specifications and standards required pursuant to this Agreement;

"BUSHFIRE MITIGATION INDEX" means the index calculated in accordance with clause
(c)(3) of schedule 17;

"BUSHFIRE SEASON" means the fire danger period in respect of the areas in which any part of the Electricity Distribution Network is located, as declared by the chairman of the Country Fire Authority under the Country Fire Authority Act 1958;

"BUSINESS" has the same meaning as in the Business Sale Agreement;

"BUSINESS DAY" means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Melbourne;

"BUSINESS OBJECTIVES" means:

(a) subject to the parties obligations under sub-clause (d) of this definition, maintaining the reliability of the Electricity Distribution Network and the Gas Distribution System;

(b) minimising operation and maintenance costs on the Electricity Distribution Network and the Gas Distribution System;

(c) minimising Electricity Distribution Network and Gas Distribution System construction costs whilst building new assets to the required quality standards;

(d) demonstrating good corporate citizenship by working safely; caring for the environment; complying with the Law and Regulatory Instruments, maintaining a good emergency response capability and satisfying all reasonable requirements of Customers, the Office of the Regulator-General, the Ombudsman and the community;

(e) the maintenance of a long-term relationship between the parties through innovation, continuous improvement and sustainable productivity gains;

(f) the reduction of costs through measured, performance-based objectives based on clearly defined goals; and

(g) the receipt by the Alliance Service Provider of remuneration commensurate with the quality of services provided by the Alliance Service Provider;

"BUSINESS SALE AGREEMENT" means the agreement of that name dated on or about the date of this Agreement, between Enetech Pty Ltd, Australian Tree Management Pty Ltd, Eastern, TXUN, Westar, the Alliance Service Provider and Tenix Pty Ltd;

"CALENDAR YEAR" means a period of 12 calendar months ending on 31 December;

"CLAIM" means any claim, cost, damages, debt, expense, Tax, liability, loss, allegation, suit, action, demand, cause of action or proceeding of any kind made under or in connection with this Agreement irrespective of:


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(a)       how or when it arises;

(b)       whether it is actual or contingent;

(c) whether or not it is in respect of legal or other costs, damages, expenses, fees or losses;

(d) whether or not it is in respect of a breach of trust or of a fiduciary or other duty or obligation; and

(e)       whether or not it arises at law or in any other way;

"COMMENCEMENT DATE" means the "Handover Date" under the Business Sale Agreement;

"CONFIDENTIAL INFORMATION" means all:

(a) know-how, trade secrets, ideas, concepts, technical and operational information owned or used by the parties, including the Manuals;

(b) information concerning the affairs or property of the parties or their Related Bodies Corporate, or any business, property or transaction in which the parties may be or may have been concerned or interested;

(c)       details of any customers or suppliers of the parties;

(d)       information about the terms of this Agreement; and

(e) information which, by its nature or by the circumstances of its disclosure, is or could reasonably be expected to be regarded as confidential to:

          (i)       a party; or

          (ii) any third party with whose consent or approval a party uses that information;

"CONTROLLER" has the meaning given to "controller" in section 9 of the Corporations Law;

"CORPORATE OVERHEAD COSTS" means costs of performing the Services and the Alliance Service Provider's other obligations under this Agreement (excluding funding costs), that are not Direct Field Costs or Support Costs;

"CPI" means, in respect of a Calendar Year, the All Groups Consumer Price Index for Melbourne published by the Australian Bureau of Statistics for the September quarter before the start of that year, divided by the All Groups Consumer Price Index for Melbourne published by the Australian Bureau of Statistics for the September quarter of the immediately preceding year;

"CUSTOMER INITIATED CAPITAL WORKS SERVICES" means:

(a) in relation to the Electricity Distribution Network, the services set out in schedule 11; and


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(b)       in relation to the Gas Distribution System, the services set out in schedule 12;

"DIRECT FIELD COSTS" means costs incurred directly by the Alliance Service Provider in providing the Services of the kind that are included within the category of direct field expenditures as set out in the Reimbursable Costs model in schedule 22, including the cost of subcontract resources directly applied to the provision of the Services, and includes the cost of Strategic Spares when they are acquired and placed in storage for future potential use in the Gas Distribution System or Electricity Distribution Network, but does not include:

(a) any labour costs in relation to entitlements of the Seconded Employees, whether relating to any contract of employment, long service leave, workers compensation, superannuation, annual holidays or industrial instrument of the Seconded Employees, but not other remuneration of the Seconded Employees; or

(b) the cost of Redundancy of any Employees (including Seconded Employees), except as referred to in clause 15.8(f)(i);

"DISPUTE" means any dispute or difference arising from or relating to this Agreement and the performance or non-performance of a party's obligations under this Agreement;

"DISPUTE RESOLUTION PROCEDURE" means the procedure for the resolution of disputes arising under this Agreement set out in clause 39;

"DISTRIBUTION ASSET" means any materials, apparatus, equipment, plant and buildings and other associated equipment and assets from time to time forming part of the Gas Distribution System or the Electricity Distribution Network;

"DOLLAR " and "$" means the lawful currency of Australia;

"ELECTRICITY DISTRIBUTION NETWORK" means the network and related facilities for the distribution of electricity owned by Eastern in the geographic area set out in Schedule 1, as specifically described in Schedule 2;

"ELECTRICITY MATERIAL CHANGE" means a alteration of the Services involving a decrease in the scope of the Services as they relate to the Electricity Distribution Network sought by TXUN in accordance with clause 12.1, the value of which, when aggregated with all the other alterations relating to the scope of the Services as they relate to the Electricity Distribution Network which have been effected under clause 12 in the previous 12 months, is an amount equal to or greater than 7.5% of the Target Costs for that Calendar Year as they relate to the Electricity Distribution Network (and the Anticipated Expenditure on TXUN Initiated Capital Works and Customer Initiated Capital Works for that Calendar Year as they relate to the Electricity Distribution Network, which will form part of the Target Costs when they are performed pursuant to clause 14.4).

"EMERGENCY" means:

(a) a proclamation that Part 6A of the Gas Industry Act 1994 (Vic) applies;

(b) a proclamation that Part 3A of the Electricity Industry Act 1993 (Vic) applies;


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(c)       an event which falls within the events listed in clause 6.7.2 of the
          MSO Rules; or

(d)       any explosion, fire, storm or collision which:

          (i)       threatens or might threaten life or property; or

          (ii) renders any system or asset involved in the storage, production, transmission or distribution of gas or electricity through Victoria incapable of continuous operation,

          and results in:

          (iii)     the owner of that system or asset requesting; or

          (iv) a Government Agency or any person acting on the direction of a Government Agency directing,

          TXUN or the Alliance Service Provider to provide emergency assistance, and which reasonably necessitates immediate action by the Alliance Service Provider such that prior consultation with TXUN is not reasonably practicable with a view to promptly, efficiently and successfully dealing with the emergency.

"EMERGENCY MANAGEMENT PLAN" means the plan adopted by the Alliance Service Provider pursuant to clause 19.3;

"EMPLOYEE" has the same meaning as in the Business Sale Agreement;

"ENVIRONMENTAL LAW" means any Law about the environment, planning, building or local government and includes any law about:

(a)       land use or occupation of land or buildings;

(b)       occupational health and safety;

(c) heritage preservation, protection or conservation of natural or cultural resources;

(d)       pollution or contamination of air, water or soil;

(e)       waste disposal, treatment or storage;

(f)       chemical, toxic, hazardous, poisonous or dangerous substances; or

(g)       noise or odour;

"EXPANSION" means the process of upgrading the Electricity Distribution Network or Gas Distribution System by replacing or enhancing existing plant or equipment;

"EXTENSION" means the process of extending or adding to the Electricity Distribution Network or Gas Distribution System by adding new plant or equipment;


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"FORCE MAJEURE" means any event or circumstance not within the control of a party which renders that party incapable of performing a material part of its obligations under this Agreement and which:

(a)       is not caused by that party's:

          (i)       default under this Agreement; or

          (ii)      breach of the Law or a Regulatory Instrument; and

(b) comprises one of the following events which, by the exercise of due diligence, that party is not reasonably able to prevent or overcome:

          (i) acts of God, including earthquakes, floods, washouts, landslides, lightning, storms, and the elements, which result in the Minister responsible for the Electricity Industry Act 1993 exercising his or her powers under Part 3A of that Act, or the Minister responsible for the Gas Industry Act 1994 exercising his or her powers under Part 6A of that Act;

          (ii)      Emergencies;

          (iii) strikes, lockouts, bans, slowdowns or other industrial disturbances, which affect:

                    (A)       the whole or a substantial part of an industry; or

                    (B) the whole or a substantial part an industry in a region in which the Alliance Service Provider is performing the Services,

                    and which are not directed at or attributable to the Alliance Service Provider;

          (iv) strikes, lockouts, bans, slowdowns and other industrial disturbances directed at or attributable to the Alliance Service Provider as a result of:

                    (A) a policy or practice of the Alliance Service Provider which has been agreed by the Alliance Board; or

                    (B) the Alliance Service Provider's reasonable pursuit of the Business Objectives;

          (v) acts of enemy, wars, blockades or insurrections disturbances, arrest and restraint of rulers and peoples;

          (vi)      vandalism or sabotage; or

          (vii)     epidemic or quarantine,

but excluding, in any circumstances:

(c)       lack of finances, lack of funds, or inability to borrow funds; or


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(d)       acts or omissions of Subcontractors or suppliers of a party except to the extent that the Subcontractor or supplier is itself affected by an event of Force Majeure (as defined in this Agreement).

"GAS DISTRIBUTION SYSTEM" means the system of distribution pipelines and related facilities for the transportation of natural gas owned by Westar in the geographic area set out in Schedule 3, as specifically described in Schedule 4;

"GAS MATERIAL CHANGE" means an alteration of the Services involving a decrease in the scope of the Services as they relate to the Gas Distribution System sought by TXUN in accordance with clause 12.1, the value of which, when aggregated with all the other alterations relating to the scope of the Services as they relate to the Gas Distribution System which have been effected under clause 12 in the previous 12 months, is an amount equal to or greater than 6% of the Target Costs for that Calendar Year as they relate to the Gas Distribution System (and the Anticipated Expenditure on TXUN Initiated Capital Works and Customer Initiated Capital Works for that Calendar Year as they relate to the Gas Distribution System, which will form part of the Target Costs when they are performed pursuant to clause 14.4).

"GOOD PRACTICE" means, in relation to performance of the Services, performance of the Services which is:

(a) in accordance with all Law, Regulatory Instruments and Authorisations, including Environmental Laws and Environmental Licences;

(b)       in accordance with the Regulatory Instruments;

(c) in accordance with any applicable final determination of the Office of the Regulator-General;

(d) in accordance with standards of safety not less than the safety standards adopted by responsible and reputable Australian electricity distribution network and gas distribution system operators;

(e)       in accordance with the technical standards and policies specified in
          Schedule 20 and Schedule 21 or otherwise generally accepted from time to time by engineers experienced in the operation of electricity distribution networks and gas distribution systems as being at least the minimum standards generally acceptable for those networks and systems;

(f) consistent with the practices of a commercial, efficient and prudent operator;

(g) in accordance with the terms of any contract (of which the Alliance Service Provider has a complete copy, as varied from time to time) between TXUN and the Alliance Service Provider; and

(h)       in accordance with the terms of the Insurance Policies in clause 13;

"GOVERNMENT AGENCY" means:

(a)       a government, whether federal, state, territorial or local;

(b) a department, office or minister of a government acting in that capacity; or

(c) a commission, delegate, instrumentality, agency, board, or other government, semi-government, judicial, administrative, monetary or fiscal authority, whether statutory or not;

"GST" has the same meaning as in section 195-1 of the A New Tax System (Goods and Services Tax) Act 1999 (Cth);

"GUARANTEE" means a guarantee, indemnity, letter of credit, letter of comfort or other assurance or assumption of responsibility, however it is described, given at any time for a debt or liability of another person or the solvency or financial condition of that person;

"INDEPENDENT EXPERT" means a person appointed to settle a Dispute under clause 39.3;

"INSOLVENCY EVENT" means the happening of one or more of the following events in respect of a party:

(a) except for the purpose of a solvent reconstruction or amalgamation which has the prior written consent of the other party:

          (i) an order is made that it be wound up or that a Controller be appointed to it or any of its assets; or

          (ii)      a resolution that it be wound up is passed;

(b) a liquidator, provisional liquidator, Controller or any similar official is appointed to, or takes possession or control of, all or any of its assets or undertaking;

(c)       an administrator is appointed to it;

(d) it enters into, or resolves to enter into, an arrangement, compromise or composition with any of, or any class of, its creditors or shareholders, or an assignment for the benefit of any of, or any class of, its creditors, or process is filed in a court seeking approval of any such arrangement, compromise or composition;

(e) a reorganisation, moratorium, deed of company arrangement or other administration involving one or more of its creditors is proposed or effected;

(f) any action is taken by the Australian Securities and Investments Commission with a view to cancelling its registration or to dissolving it;

(g) it is insolvent within the meaning of Section 95A of the Corporations Law, as disclosed in its Accounts or otherwise, states that it is unable to pay its debts or it is presumed to be insolvent under any applicable law;

(h) as a result of the operation of section 459F(1) of the Corporations Law, it is taken to have failed to comply with a statutory demand;

(i)       it stops or suspends or threatens to stop or suspend:

          (i)       the payment of all or a class of its debts; or

          (ii) the conduct of all or a substantial part of its business or threatens to do so; or

(j) anything having a substantially similar effect to any of the events specified in the preceding paragraphs happens to it under the law of any jurisdiction.

"INSURANCE POLICY" means an insurance policy set out in clause 13.1(a);

"INTEREST RATE" means, in relation to a Quarter, the rate of interest per annum that is the aggregate of:

(a) the rate of interest quoted to the Alliance Service Provider by the ANZ Bank as its 90 day benchmark lending rate on the first Business Day of that Quarter; and

(b)       a margin of 1%;

"KPI" means a key performance indicator specified in schedule 17 or schedule 18 as the context requires;

"LAW" means:

(a) any statute, regulation, ordinance or proclamation, council regulation or by-law;

(b) any order, official policy, directive, request, requirement or guideline of any Government Agency, present or future, whether or not having the force of law; or

(c)       duties and obligations arising under common law to third parties;

"MANAGEMENT FEE" means the fee set out in clause 15.3;

"MANUALS" means TXUN's operation and performance manuals attached to this Agreement as Schedule 21;

"MAP" means any map or other record showing the location of the apparatus, equipment, plant and buildings comprising any part of the Electricity Distribution Network or the Gas Distribution System;

"MATERIAL CONTRACT" means the contracts listed under the headings "Subcontracts
- Gas" and "Subcontracts - Electricity" in schedule 2 of the Business Sale Agreement;

"MATERIAL UNFORESEEN CIRCUMSTANCE" means an unforeseen alteration in the circumstances in which the Alliance Service Provider performs the Services during a Calendar Year from that which was anticipated in establishing the Target Costs:

(a) including a change in Law or a change in prices of materials required to perform the Services; and

(b) excluding savings in the cost of the provision of the Services attributable to efficiencies or productivity gains introduced by the Alliance Service Provider, the effect of which would be, in the absence of any adjustment to the Target Costs for that Calendar Year, to increase or reduce the remuneration of the Alliance Service Provider under this Agreement by an amount equal to 2.5% of the budgeted cost for Operations and Maintenance Works Services and Replacement Capital Works Services in the Target Cost for that Calendar Year;

"MOCS" means the Melbourne One Call System;

"MINIMUM SERVICE STANDARDS" means, in respect of a Service, the following standards as varied by agreement between the parties:

(a) the provision of the Service in a way that ensures the performance of the relevant Service:

          (i)       complies with; and

          (ii) does not cause or materially contribute to a material breach of,

          Good Practice; and

(b) the performance of the Service in accordance with the technical standards and policies specified in Schedule 20 and Schedule 21.

"MISTAKE" means an error in an underlying assumption on which the Target Cost is based;

"MSO RULES" means the Victorian Gas Industry Market and System Operations Rules, published in the Victorian Government Gazette on 4 February 1999, as amended;

"NON-FINANCIAL INCENTIVE FEE" means the fee referred to in clause 15.1(c);

"OGS" means the Office of Gas Safety, Victoria, established under the Gas Safety Act 1997 (Vic);

"OCEI" means the Office of the Chief Electrical Inspector, Victoria, established under the Electricity Safety Act 1998 (Vic);

"ORG" means the Office of the Regulator-General, Victoria, established under the Office of the Regulator-General Act 1994 (Vic);

"OMBUDSMAN" means the Victorian Energy Industry Ombudsman;

"OPERATING MANAGEMENT TEAM" means the Operating Management Team appointed by the parties under clause 11.4(a);

"OPERATIONS AND MAINTENANCE WORKS SERVICES" means:

(a) in relation to the Electricity Distribution Network, the services set out in schedule 5, but also the management of Stock relevant to the Electricity Distribution Network, in accordance with the relevant provisions of the Business Sale Agreement; and

(b)       in relation to the Gas Distribution System, the services set out in schedule 6, but also including the management of Stock relevant to the Gas Distribution System, in accordance with clause 18 of the Business Sale Agreement;

"PREVAILING MARKET RATES" means the rates agreed between the parties as representing:

(a) the prices or rates for the performance of equivalent or similar Services which were performed by appropriately experienced and qualified contractors engaged by a TXU Company prior to the date of this Agreement;

(b) prices or rates for the performance of similar works paid by the owners of any other gas distribution system or electricity distribution network (as appropriate) in Victoria; or

(c) prices or rates provided by contractors in the position of the Alliance Service Provider, performing services similar to the Services;

"PROJECT MANAGER" means the project manager appointed by each party under clause 11.4(c);

"QUARTER" means a three month period starting on 1 January, 1 April, 1 July or 1 October or, in respect of the first quarter of this Agreement is the period from the Commencement Date to 31 March 2000;

"REDUNDANCY ENTITLEMENT " means any redundancy or severance payment payable to an employee arising from the termination of the employment of that employee in the event of a redundancy;

"REGULATORY INSTRUMENTS" means any of:

(a)       the Trade Practices Act 1974 (Commonwealth);

(b) the Gas Pipelines Access (Victoria) Act 1998 (Vic), including the Gas Pipelines Law and National Third Party Access Code for Natural Gas Pipeline Systems attached as schedules 1 and 2 to that Act;

(c) the National Electricity (Victoria) Act 1997 (Vic), including the National Electricity Law;

(d)       the National Electricity Code;

(e)       the gas distribution licence issued by the ORG to Westar;

(f)       the electricity distribution licence issued by the ORG to Eastern;

(g) the MSO Rules, the Victorian Gas Industry Tariff Order 1998, the Wimmera and Colac Tariff Orders, the Victorian Gas Customer Service Code and any other code, rule or regulation in force in Victoria affecting the distribution and supply of gas;

(h) the Victorian Electricity Supply Industry Tariff Order, the System Code, the Distribution Code, the Supply and Sale Code, the Retail

          Tariff Metering Code and any other code, rule or regulation in force in Victoria affecting the distribution and supply of electricity;

(i) the Gas Industry Act 1994 (Vic), the Gas Safety Act 1997 (Vic), the Pipelines Act 1967 (Vic) and any other legislation in force in Victoria affecting the distribution and supply of gas;

(j) the Electricity Industry Act 1993 (Vic), the Electricity Safety Act 1998 (Vic) and any other legislation in force in Victoria affecting the distribution and supply of electricity;

(k) any legislation which is subordinate to and any regulations under any legislation falling within any of the Acts mentioned within paragraphs
          (a), (b), (c), (g) or (h) above;

(l) policy statements, rulings, guidelines or directives (whether or not having the force of law) published by or on behalf of the Australian Competition and Consumer Commission, the Office of the Regulator-General or the National Competition Council pursuant to their powers of regulation over the gas or electricity industries in Victoria;

"REIMBURSABLE COSTS" means:

(a)       Direct Field Costs;

(b)       Support Costs;

(c)       Corporate Overhead Costs,

but excluding all labour costs in relation to entitlements of the Seconded Employees, whether relating to any contract of employment, long service leave, workers compensation, superannuation, annual holidays or industrial instrument of the Seconded employees, but not other remuneration of the Seconded Employees;

"RELATED BODY CORPORATE" of a body corporate means another body corporate which is related to the first body corporate within the meaning of Section 50 of the Corporations Law;

"RELEVANT TERMINATION DATE" is the date determined in accordance with clause 2.2(a);

"REPLACEMENT CAPITAL WORKS SERVICES" means:

(a) in respect of the Electricity Distribution Network, the services set out in schedule 7; and

(b)       in respect of the Gas Distribution System, the services set out in schedule 8.

"REPORTING REQUIREMENTS" means any requirement of TXUN and its Related Bodies Corporate to enable it to comply with the reporting, notification and accounting requirements of:

(a)       the Corporations Law;

(b) the Australian Stock Exchange Limited and any other securities exchange upon which any class of its share or debt capital is listed; or

(c)       the Regulatory Instruments,

relating to the ownership of the Electricity Distribution Network and the Gas Distribution System by TXUN and its Related Bodies Corporate;

"REPRESENTATIVE" means:

(a) in relation to TXUN, a person at that time appointed by TXUN pursuant to clause 35.1; and

(b) in relation to the Alliance Service Provider, a person at that time appointed by the Alliance Service Provider pursuant to clause 35.2;

"SALES TAX" means a tax or impost imposed under the Sales Tax Assessment Act
1992;

"SCADA SYSTEM" means the Supervisory Control and Data Acquisition System described in schedules 2 and 4;

"SECONDED EMPLOYEES" has the same meaning as in the Secondment Agreement;

"SECONDMENT AGREEMENT" means the agreement of that name between TXUN, Eastern and the Alliance Service Provider, entered into on the date of this Agreement;

"SERVICE" means each of the Operations and Maintenance Works Services, Replacement Capital Works Services, the TXUN Initiated Capital Works Services, and the Customer Initiated Capital Works Services, and "SERVICES" has a corresponding meaning;

"SHARE OF SAVINGS PAYMENT" means the payment referred to in clause 15.5;

"STOCK" has the same meaning as in the Business Sale Agreement;

"STRATEGIC SPARES" means plant and equipment that is necessary for the operation of the Gas Distribution System or the Electricity Distribution Network, and which is likely to be difficult to locate quickly if it is required.

"STRATEGIC SPARES POLICY" means TXUN's policy in relation to maintaining sufficient Strategic Spares to service the Gas Distribution System and the Electricity Distribution Network, as notified to the Alliance Service Provider before the Commencement Date;

"SUBCONTRACTOR" means a third party with whom the Alliance Service Provider contracts for the provision of any of the Services in accordance with clause 8.1(a), but does not include an employee of the Alliance Service Provider;

"SUPPORT COSTS" means costs directly associated with the provision of the Services of the kind that are included within the category of support costs as set out in the Reimbursable Costs model in schedule 22;;

"TARGET COST" means the budget prepared in accordance with clause 14;

"TAX" means a tax, levy, charge, impost, deduction, withholding or duty of any nature (including stamp and transaction duty and goods and services tax) at any time:

(a)       imposed or levied by any government or Government Agency; or

(b) required to be remitted to, or collected, withheld or assessed by, any government or Government Agency; and

any related interest, expense, fine, penalty or other charge on those amounts but only to the extent that such interest, expense, fine, penalty or other charge is not due to the default, delay or negligence of the Alliance Service Provider or a breach of Good Practice by the Alliance Service Provider;

"TENIX OFFER" means the offer prepared by the Alliance Service Provider dated 15 November 1999 for the Business and to enter into this Agreement;

"TERMINATION DATE" means the date determined in accordance with clause 2.2(b);

"TLPG PLANT" means the Tempered Liquefied Petroleum Gas plant described in schedule 4;

"TRANSITION COSTS" means the costs (other than Reimbursable Costs) associated with the Alliance Service Provider starting to perform the Services in accordance with this Agreement, including necessary mobilisation costs and information technology costs;

"TXUN INITIATED CAPITAL WORKS SERVICES" means:

(a) in relation to the Electricity Distribution Network, the services set out in schedule 9; and

(b)       in relation to the Gas Distribution System, the services set out in schedule 10;

"TXUN'S CUSTOMERS" means persons who:

(a) have premises which are connected to the Electricity Distribution Network or the Gas Distribution System; or

(b) who are financially responsible to a TXU Company in respect of such a connection;

"YEAR 2000 COMPLIANCE" means neither the performance nor functionality of any equipment, program, records, computer systems and related services is affected by dates before, during and after the year 2000 including the transition from 31 December 1999 to 1 January 2000, and that, in particular:

(a)       no value for current date will cause any interruption in operation;

(b) date based functionality must behave consistently for dates before, during and after the year 2000 and all equipment and software must calculate, manipulate and represent date correctly for the purposes for which they were intended;

(c) in all interfaces and data storage, the century in any date must be specified either explicitly, using either 4 digits or including a century indicator, or by unambiguous algorithms or inferencing rules; and

(d)       the year 2000 must be recognised as a leap year,

and "YEAR 2000 COMPLIANT" has a corresponding meaning; and

"WORK SITE" means a site on which the Services are performed.

1.2       INTERPRETATION

In this Agreement, unless the context requires another meaning:

(a)       a reference:

          (i)       to the singular includes the plural and vice versa;

          (ii)      to a gender includes all genders;

          (iii) to a document (including this Agreement) is a reference to that document (including any Schedules and Annexures) as amended, consolidated, supplemented, novated or replaced;

          (iv) to an agreement includes any undertaking, representation, deed, agreement or legally enforceable arrangement or understanding whether written or not;

          (v)       to a party means TXUN or the Alliance Service Provider;

          (vi) to an item, Recital, clause, Schedule or Annexure is to an item, Recital, clause, Schedule or Annexure of or to this Agreement;

          (vii) to a notice means a notice, approval, demand, request, nomination or other communication given by one party to another under or in connection with this Agreement;

          (viii)    to a person (including a party) includes:

                    (A) an individual, company, other body corporate, association, partnership, firm, joint venture, trust or Government Agency; and

                    (B) the person's successors, permitted assigns, substitutes, executors and administrators;

          (ix)      to a law:

                    (A) includes a reference to any legislation, treaty, judgment, rule of common law or equity or rule of any applicable stock exchange; and

                    (B) is a reference to that law as amended, consolidated, supplemented or replaced; and

                    (C) includes a reference to any regulation, rule, statutory instrument, by-law or other subordinate legislation made under that law;

          (x)       to proceedings includes litigation;

          (xi) to a judgement includes an order, injunction, decree, determination or award of any court or tribunal;

          (xii)     to time is to Melbourne time;

          (xiii) to an accounting term is to be interpreted according to the Accounting Standards;

          (xiv) to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form; and

          (xv) to conduct includes an omission, statement or undertaking, whether or not in writing.

(b) The word including or includes means including, but not limited to, or includes, without limitation.

(c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(d)       Headings are for convenience only and do not affect interpretation.

(e) If a payment or other act must (but for this clause) be made or done on a day that is not a Business Day, then it must be made or done on the next Business Day.

(f) If a period occurs from, after or before a day or the day of an act or event, it excludes that day.

(g) This Agreement may not be construed adversely to a party only because that party was responsible for preparing it.

--------------------------------------------------------------------------------
2.        TERM
--------------------------------------------------------------------------------

2.1       COMMENCEMENT

This Agreement commences on the Commencement Date, except that:

(a) the Alliance Board and the Operating Management Team will be established prior to the Commencement Date in accordance with clause 11; and

(b) the Target Costs will be established prior to the Commencement Date, in accordance with clause 14.1(a).

2.2       TERMINATION

(a) Subject to earlier termination in accordance with clause 21, in which case this Agreement terminates on the date determined in accordance with clause 21.4, this Agreement terminates on the Termination Date.

(b)       The Termination Date is:

          (i) if a party gives notice under clause 2.3(a), 5 years after the Commencement Date; and

          (ii) if neither party gives notice under clause 2.3(a), 10 years after the Commencement Date.

2.3       EARLY TERMINATION

(a) If TXUN or the Alliance Service Provider wishes to terminate this Agreement after 5 years, that party must give the other party notice in writing to that effect by 1 January 2004.

(b) If TXUN gives notice under clause 2.3(a), provided that the Alliance Service Provider is not at that time in breach of this Agreement such that TXUN has a right to terminate under clause 21, TXUN must pay to the Alliance Service Provider the sum of $5,000,000 within 12 months of giving notice to terminate this Agreement under clause 2.3(a) in addition to any payment payable to the Alliance Service Provider by TXUN under clause 22.1.

--------------------------------------------------------------------------------
3.        APPOINTMENT OF ALLIANCE SERVICE PROVIDER
--------------------------------------------------------------------------------

3.1       ACKNOWLEDGMENT OF APPOINTMENT OF TXUN

(a)       Westar acknowledges and agrees that:

          (i) it has appointed TXUN to provide the Services in connection with the Gas Distribution System, with full power and authority to do all things necessary to do so including by appointing sub-contractors and agents to provide the Services;

          (ii)      TXUN enters this Agreement with the approval of Westar;

          (iii) it will do all things and take all action necessary or desirable to permit the Alliance Service Provider to perform the Services as contemplated by this Agreement;

          (iv) decisions of TXUN under this Agreement will be binding on and enforceable against Westar.

(b)       Eastern acknowledges and agrees that:

          (i) it has appointed TXUN to provide the Services in connection with the Electricity Distribution Network, with full power and authority to do all things necessary to do so including by appointing sub-contractors and agents to provide the Services;

          (ii)      TXUN enters this Agreement with the approval of Eastern; and

          (iii) it will do all things and take all action necessary or desirable to permit the Alliance Service Provider to perform the Services as contemplated by this Agreement; and

          (iv) decisions of TXUN under this Agreement will be binding on and enforceable against Eastern.

3.2       ALLIANCE SERVICE PROVIDER IS APPOINTED

(a) TXUN appoints the Alliance Service Provider to perform or to provide the Services in accordance with, and subject to, the terms and conditions of this Agreement.

(b) The Alliance Service Provider accepts the appointment by TXUN referred to in clause 3.2(a).

3.3       NON-EXCLUSIVE ARRANGEMENT

The Alliance Service Provider is not prevented by anything in this Agreement from engaging in, or having an interest in any other business, enterprise or venture.

3.4       LEGAL RELATIONSHIP BETWEEN TXUN AND THE ALLIANCE SERVICE PROVIDER

The Alliance Service Provider is an independent contractor of TXUN, and nothing in this Agreement:

(a) constitutes the Alliance Service Provider as agent, servant, or an employee of, or a partner or joint venturer with TXUN; or

(b)       gives rise to any other legal relationship with TXUN which:

          (i) creates fiduciary or quasi-fiduciary or other similar duties between TXUN and the Alliance Service Provider;

          (ii) subjects TXUN and the Alliance Service Provider to joint and several liability; or

          (iii) subjects TXUN or the Alliance Service Provider to vicarious liability for the acts and omissions of the other.

3.5       REPRESENTATION

The Alliance Service Provider must not, otherwise than as necessitated by the performance of the Services:

(a) except as specifically provided for in this Agreement, represent TXUN or a TXU Company or hold itself out as representing TXUN or a TXU Company to any customer or consumer, the Office of the Regulator-General, a Governmental Agency or any other person; or

(b) make any representation to the Office of the Regulator-General or any Government Agency about any aspect of the business and affairs of TXUN or a TXU Company.

--------------------------------------------------------------------------------
4.        SERVICES
--------------------------------------------------------------------------------

4.1       TERM OF THE SERVICES

The Alliance Service Provider must start providing TXUN with the Services at the Commencement Date in accordance with this Agreement.

4.2 SCOPE OF THE OPERATIONS AND MAINTENANCE WORKS SERVICES AND REPLACEMENT CAPITAL WORKS SERVICES

The Alliance Service Provider must provide all the Operations and Maintenance Works Services and the Replacement Capital Works Services required by TXUN under this Agreement to be performed in relation to the Electricity Distribution Network and the Gas Distribution System.

4.3       SCOPE OF THE TXUN INITIATED CAPITAL WORKS SERVICES

(a) The Alliance Service Provider must undertake all TXUN Initiated Capital Works for which TXUN does not require a work plan and costs estimate under either clause 4.3(b) or 4.3(d).

(b) For major TXUN Initiated Capital Works Services such as mains renewals, services renewals, connection of new estates, connection of new customers who are assigned to distribution tariff D, mains extensions and other large capital projects, unless:

          (i) TXUN reasonably considers that the Alliance Service Provider, either itself or with the assistance of Subcontractors, does not have sufficient expertise or experience to undertake a particular TXUN Initiated Capital Works Service; or

          (ii) pursuant to the obligations of a TXU Company under the Regulatory Instruments, that TXU Company is required to call for tenders in relation to a particular TXUN Initiated Capital Works Service,

          TXUN may require the Alliance Service Provider to provide a work plan and costs estimate in relation to that TXUN Initiated Capital Works Service.

(c) If TXUN reasonably considers that the work plan and costs estimate submitted by the Alliance Service Provider pursuant to clause 4.3(b) is reasonable, the Alliance Service Provider must perform that TXUN Initiated Capital Works Service.

(d)       If:

          (i) TXUN reasonably considers that the Alliance Service Provider, either itself or with the assistance of Subcontractors, does not have sufficient expertise or experience to undertake a particular TXUN Initiated Capital Works Service;

          (ii) pursuant to the obligations of a TXU Company under the Regulatory Instruments, that TXU Company is required to call for tenders in relation to a particular TXUN Initiated Capital Works Service; or

          (iii) TXUN does not reasonably consider that the work plan and costs estimate submitted by the Alliance Service Provider under clause 4.3(b) is reasonable,

          TXUN must require the Alliance Service Provider to:

          (iv) provide TXUN with a costs estimate approved by the Operating Management Team for undertaking the management obligation set out in sub-clause 4.3(d)(v);


          (v) manage the performance of the TXUN Initiated Capital Works Service by the person awarded that service by TXUN or its nominee through a competitive tender process.

(e) For the avoidance of doubt, the Alliance Service Provider's cost of undertaking the management obligation set out in sub-clause 4.3(d)(v) is to be included in the Reimbursable Costs.

4.4       SCOPE OF THE CUSTOMER INITIATED CAPITAL WORKS SERVICES

(a) The Alliance Service Provider must undertake all Customer Initiated Capital Works for which TXUN does not require a work plan and costs estimate under either clause 4.4(b) or 4.4(d).

(b) For major Customer Initiated Capital Works Services such as mains renewals, services renewals, connection of new estates, connection of new customers who are assigned to distribution tariff D, mains extensions and other large capital projects, unless:

          (i) TXUN reasonably considers that the Alliance Service Provider, either itself or with the assistance of Subcontractors, does not have sufficient expertise or experience to undertake a particular Customer Initiated Capital Works Service; or

          (ii) pursuant to the obligations of a TXU Company under the Regulatory Instruments, that TXU Company is required to call for tenders in relation to a particular Customer Initiated Capital Works Service,

          TXUN may require the Alliance Service Provider to provide a work plan and costs estimate in relation to that Customer Initiated Capital Works Service.

(c) If, after receiving the work plan and costs estimate in relation to a Customer Initiated Capital Works Service submitted by the Alliance Service Provider pursuant to clause 4.4(b), the customer who initiated that Customer Initiated Capital Works Service informs TXUN that it wishes the work to be performed on the basis of that work plan and costs estimate, the Alliance Service Provider must perform that Customer Initiated Capital Works Service.

(d)       If:

          (i) TXUN reasonably considers that the Alliance Service Provider, either itself or with the assistance of Subcontractors, does not have sufficient expertise or experience to undertake a particular Customer Initiated Capital Works Service;

          (ii) pursuant to the obligations of a TXU Company under the Regulatory Instruments, that TXU Company is required to call for tenders in relation to a particular Customer Initiated Capital Works Service; or

          (iii) after receiving the work plan and costs estimate in relation to a Customer Initiated Capital Works Service submitted by the Alliance Service Provider pursuant to clause 4.4(b), the customer who initiated that Customer Initiated Capital Works Service informs TXUN that it wishes to call for further work plans and costs estimates, and the customer who initiated the Customer Initiated Capital Works Service requests TXUN to undertake a tender process on behalf of the Customer, the Alliance Service Provider must:

          (iv) provide TXUN with a costs estimate approved by the Operating Management Team for undertaking the management obligation set out in sub-clause 4.4(d)(v);


          (v) manage the performance of the TXUN Initiated Capital Works Service by the person awarded that service by TXUN or its nominee through a competitive tender process.

(e) For the avoidance of doubt, the Alliance Service Provider's cost of undertaking the management obligation set out in sub-clause 4.4(d)(v) is to be included in the Reimbursable Costs.

(f)       If:

          (i) TXUN reasonably considers that the Alliance Service Provider does not, either itself or with the assistance of Subcontractors, have sufficient expertise or experience to undertake a particular Customer Initiated Capital Works Service;

          (ii) pursuant to the obligations of a TXU Company under the Regulatory Instruments, that TXU Company is required to call for tenders in relation to a particular Customer Initiated Capital Works Service; or

          (iii) after receiving the work plan and costs estimate in relation to a Customer Initiated Capital Works Service submitted by the Alliance Service Provider under clause 4.4(b), the customer who initiated that Customer Initiated Capital Works Service informs TXUN that it wishes to call for further work plans and costs estimates, and the customer who initiated the Customer Initiated Capital Works Service decides to undertake its own tender process for those works:

          (iv) the Alliance Service Provider may choose to submit a tender for those works; and

          (v) if those works are awarded by the customer to the Alliance Service Provider, the agreement between the Alliance Service Provider and the customer is a separate commercial arrangement and will have no impact on:

                    (A)       the Reimbursable Costs;

                    (B)       the Target Costs;

                    (C)       the Share of Savings Payment; or

                    (D)       the Non-Financial Incentive Fee,

                    under this Agreement.

4.5       PROVISION OF THE SERVICES

(a) The Alliance Service Provider must provide the Services in accordance with:

          (i)       all applicable laws and Regulatory Instruments;

          (ii)      the Minimum Service Standards; and

          (iii)     the Business Processes set out in schedule 13.

(b) The Alliance Service Provider must ensure the Services are delivered efficiently and with the primary objective of doing so cost efficiently.

(c)       In providing the Services, the Alliance Service Provider must:

          (i) liaise with TXUN, customers, developers, other contractors, Governmental Agencies, retailers and other interested parties in planning annual and periodic construction activities;

          (ii)      comply with its obligations under the Material Contracts;

          (iii) act as the central point of reference for assessing works proposed by customers, developers, other contractors, Governmental Agencies, retailers and other interested parties which would impact on the performance and development of the Electricity Distribution Network or Gas Distribution System, including:

                    (A) assisting TXUN in drafting responses to such proposals; and

                    (B) assisting TXUN in applying for any necessary easements;

          (iv) assist TXUN in developing new maintenance plans to optimise life cycle costs of Electricity Distribution Network and Gas Distribution System infrastructure;

          (v) liaise with TXUN, customers, Governmental Agencies and contractors in the preparation of detailed designs, including:

                    (A)       material selection;

                    (B) surveying or drafting of extensions or expansions of the Electricity Distribution Network or Gas Distribution System; and

                    (C) surveying or drafting of replacements or changes of the existing Electricity Distribution Network or Gas Distribution System;

          (vi) prepare cost estimates in respect of particular Services, as requested by TXUN, a Customer or a Governmental Agency;

          (vii) take full authority for scheduling of all Services to ensure Services are performed within the timeframes agreed between TXUN and the Alliance Service Provider;

          (viii)    undertake:

                    (A) temporary and/or permanent reinstatement of public areas, as required by the relevant Governmental Authority;

                    (B)       spoil removal activities; and

                    (C)       waste disposal activities,

                    at each site at which Services are carried out;

          (ix) seek approval from TXUN in respect of any changes to the Electricity Distribution Network or Gas Distribution System affecting:

                    (A) configuration of the Electricity Distribution Network and Gas Distribution System; and/or

                    (B)       system security;

          (x) assist TXUN in maintaining asset data concerning the Electricity Distribution Network and the Gas Distribution System, by updating hard copy plans and asset databases either by:

                    (A)       providing "as constructed" drawings; or

                    (B) direct input into the information technology systems specified in schedule 14,

                    as appropriate;

          (xi) obtain within a reasonable time of the Commencement Date and maintain AS/NZ ISO 9000, 9001 and 9002 accreditation;

          (xii) provide information to TXUN in respect of the Services, to assist TXUN in updating and improving technical policies, procedures, standards and specifications; and

          (xiii) maintain Strategic Spares in accordance with TXUN's Strategic Spares Policy.

(d)       The Alliance Service Provider must not:

          (i) control either the Electricity Distribution Network or the Gas Distribution System, except at the direction of TXUN;

          (ii)      undertake any activities affecting:

                    (A) high voltage and low voltage operations on the Electricity Distribution Network;

                    (B) suppressions or parallels on the Electricity Distribution Network; or

                    (C)       system pressure on the Gas Distribution System,

                    without the consent of TXUN;

          (iii) undertake any Services which may, in the Alliance Service Provider's reasonable opinion, have a significant impact on:

                    (A) the business of a TXU Company or any of its Related Bodies Corporate; or

                    (B) the reputation in the community of a TXU Company or any of its Related Bodies Corporate,

                    without the consent of TXUN; or

          (iv) engage in any activity which would in any way adversely affect or impair the Alliance Service Provider's ability to perform the Services in an independent manner.

--------------------------------------------------------------------------------
5.        ALLIANCE SERVICE PROVIDER'S OBLIGATIONS
--------------------------------------------------------------------------------

5.1       STAFF AND EQUIPMENT

The Alliance Service Provider must, from time to time:

(a) engage sufficient employees, or appoint sufficient Subcontractors under clause 8.1; and

(b)       acquire sufficient equipment and materials,

to enable the Alliance Service Provider to perform its obligations under this Agreement.

5.2       COMPLY WITH TXUN'S POLICIES

The Alliance Service Provider must comply with any policies set out in schedule 21, as varied by agreement between TXUN and the Alliance Service Provider, in respect of the relationship between the Alliance Service Provider and the customers of the TXU Companies.

5.3       DEFECTIVE WORK

(a) If any of the works completed by the Alliance Service Provider in performing the Services are defective, TXUN must provide written notice to the Alliance Service Provider identifying the defective work.

(b) If the Alliance Service Provider receives a notice under clause 5.3(a) it must, as soon as reasonably possible, perform the redesign, repair, rework or replacement of the defective work specified in that notice.

(c)       If:

          (i) the Alliance Service Provider does not perform the redesign, repair, rework or replacement of defective work as soon as reasonably possible in accordance with clause 5.3(b); or

          (ii) TXUN is, on reasonable grounds, dissatisfied with the redesign, repair, rework or replacement of defective work performed by the Alliance Service Provider after receipt of a notice from TXUN under clause 5.3(a), TXUN may contract with another person to perform the redesign, repair, rework or replacement of the defective work, and recover from the Alliance Service Provider for the redesign, repair, rework or replacement of the defective work carried out by the other person by way of a set off to the amount payable by TXUN under the next invoice provided to TXUN by the Alliance Service Provider under clause 16.

--------------------------------------------------------------------------------
6.        TXUN'S OBLIGATIONS
--------------------------------------------------------------------------------

6.1       GENERAL OBLIGATIONS

TXUN must:

(a)       provide the Alliance Service Provider; and

(b) procure that its officers, employees, agents and representatives provide the Alliance Service Provider,

with all reasonable assistance and cooperation as is required from time to time to enable the Alliance Service Provider to perform the Services under this Agreement, including:

(c) access to any Distribution Asset, the Electricity Distribution Network and the Gas Distribution System;

(d) access to all relevant information in the possession, custody or control of the TXU Companies relating to the Electricity Distribution Network and the Gas Distribution System;

(e) obtaining, maintaining and renewing all Authorisations required for the continuous operation of the Electricity Distribution Network and the Gas Distribution System;

(f) complying with all Laws affecting the continuous operation of the Electricity Distribution Network and Gas Distribution System; and

(g)       not doing anything which could void or render voidable any Insurance
          Policy.

6.2       POWERS TO DO WORKS

(a)       Eastern authorises:

          (i) the Alliance Service Provider and its officers and employees; and

          (ii) any Subcontractor appointed by the Alliance Service Provider and its officers and employees,

          under section 47(3A) of the Electricity Industry Act 1993 (Vic) to exercise any of Eastern's powers under section 47 of that Act necessary to perform the Services in accordance with this Agreement, until the Relevant Termination Date.

(b)       Westar authorises:

          (i) the Alliance Service Provider and its officers and employees; and

          (ii) any Subcontractor appointed by the Alliance Service Provider and its officers and employees, under section 53(4) of the Gas Industry Act 1994 (Vic) to exercise any of Westar's powers under section 53 of that Act necessary to perform the Services in accordance with this Agreement, until the Relevant Termination Date.

--------------------------------------------------------------------------------
7.        COOPERATION AND RESPONSE TO PROPOSALS
--------------------------------------------------------------------------------

A party must:

(a)       provide the other party with; and

(b) procure that its officers, employees, agents, representatives and Subcontractors provide the other party with:

all reasonable assistance and cooperation as is required from time to time in relation to the performance of the Services under this Agreement, including:

(c) promptly responding (whether by way of acceptance or rejection) to any request or proposal in relation to the performance of the Services notified from time to time by the other party under this Agreement; and

(d) providing reasonable information in relation to the Services, when reasonably requested by the other party.

--------------------------------------------------------------------------------
8.        ALLIANCE SERVICE PROVIDER'S CONTRACTS
--------------------------------------------------------------------------------

8.1       SUBCONTRACTORS AND AGENTS OF ALLIANCE SERVICE PROVIDER

(a) Subject to this clause 8, the Alliance Service Provider may appoint another person (whether or not a Related Body Corporate of the Alliance Service Provider), either as agent or contractor of the Alliance Service Provider, to provide any of the Services, with the prior written consent of the Operating Management Team.

(b) The Alliance Service Provider must not charge a mark up or commission on a Service provided by a Subcontractor.

(c) Subject to clause 8.1(a), the Alliance Service Provider must not enter into a contract or arrangement with a Subcontractor:

          (i) unless that person is, in the Alliance Service Provider's reasonable opinion, suitably qualified, experienced and competent to perform that obligation in accordance with Good Practice; and

          (ii) except in good faith and on arm's length and on commercial terms.

(d) The Alliance Service Provider must not enter into a contract or arrangement with a Subcontractor unless the Alliance Service Provider continues to remain responsible to TXUN for the performances of the Services.

(e) The Alliance Service Provider must not enter into a contract or arrangement with a Subcontractor which has the effect of, or purports to have the effect of releasing the Alliance Service Provider from, or reducing the extent of, its obligations under this Agreement.

(f) The Alliance Service Provider must require a Subcontractor to take out and maintain insurance to a level and on terms which are consistent with the Alliance Service Provider's obligations in respect of insurance in clause 13 (except that TXUN acknowledges that it is sufficient if Abigroup Maintenance Services Pty Ltd is an insured party under Tenix's insurance arrangements).

8.2       FORM OF THE ALLIANCE SERVICE PROVIDER'S CONTRACTS

(a) The Alliance Service Provider must include as a term of any material contract into which it enters with a third party for or incidental to the performance of the Services, including its contracts with a
          Subcontractor:

          (i) a right on the part of the Alliance Service Provider, at its option, to assign or novate that contract to TXUN (or to a nominee of TXUN which is creditworthy and able to comply with its obligations under that contract) on the Termination Date;

          (ii) obligations on the third party to maintain and safely store records in relation to the Services on substantially the same terms as the Alliance Service Provider's obligations under clause 17.3; and

          (iii) an unconditional right on the part of the Alliance Service Provider of access to and right to make copies of records kept in accordance with clause 17.3.

(b) The Alliance Service Provider must consult with TXUN before entering into a contract if the Alliance Service Provider reasonably believes that to include the conditions referred to in clause 8.2(a) would

          (i) materially increase the costs to the Alliance Service Provider of the provision of the Services; or

          (ii) render materially less favourable the proposed contract with the third party.

--------------------------------------------------------------------------------
9.        EMPLOYEES
--------------------------------------------------------------------------------

(a)       The Alliance Service Provider must:

          (i) maintain, either directly or through Subcontractors or appropriate secondment arrangements, a workforce qualified to perform the Services;

          (ii) provide, in respect of its employees who perform the Services, all certifications, licenses, procedures, quality assurance programs and training programs that are:

                    (A)       customary in the industry; or

                    (B)       reasonably required by TXUN.

(b) The Alliance Service Provider must, in respect of its employees who perform the Services:

          (i) ensure that all those employees are suitably competent and experienced; and

          (ii) provide within a reasonable time of the Commencement Date a safe working environment for those employees in accordance with legal requirements.

--------------------------------------------------------------------------------
10.       MATERIAL CONTRACTS
--------------------------------------------------------------------------------

(a) TXUN must provide the Alliance Service Provider with copies of the Material Contracts at least 21 days before the Commencement Date.

(b) Despite clause 3.5, TXUN authorises the Alliance Service Provider to act on its behalf in relation to the Material Contracts, and exercise all of its rights and obligations under the Material Contracts.

--------------------------------------------------------------------------------
11.       ADMINISTRATION OF THE SERVICES
--------------------------------------------------------------------------------

11.1      FORMATION OF THE ALLIANCE BOARD

(a) Within 20 Business Days of the execution of this Agreement, the parties must establish an Alliance Board, the membership of which is to be agreed by the parties.

(b)       The Alliance Board will consist of six members comprising:

          (i)       three members nominated by TXUN; and

          (ii)      three members nominated by the Alliance Service Provider,

          or will be constituted in such other way as the parties agree.

(c) A party must ensure that at least one person it nominates to the Alliance Board has authority to act on behalf of, and bind, that party.

11.2      ONGOING OPERATION OF THE ALLIANCE BOARD

(a) Each party must ensure that the Alliance Board continues to operate throughout the term, in accordance with its rights, functions and obligations under this clause 11.

(b) A party may, at any time, nominate a new member of the Alliance Board to replace a member of the Alliance Board previously nominated by that party.

11.3      RESPONSIBILITIES OF THE ALLIANCE BOARD

The Alliance Board will be responsible for:

(a) ensuring a cooperative relationship between TXUN and the Alliance Service Provider;

(b) facilitating the resolution of disputes by negotiation, in accordance with the Dispute Resolution Procedure;

(c) monitoring the Services performed by the Alliance Service Provider, and the performance of key personnel of TXUN and the Alliance Service Provider in the performance of the Services, including by receiving reports from the Operating Management Team;

(d) reporting to TXUN and the Alliance Service Provider on the Alliance Service Provider's performance of the Services;

(e) reviewing and making recommendations to TXUN and the Alliance Service Provider regarding:

          (i) how communications, co-operation and performance may be enhanced by, amongst other things, changes to personnel or procedures; and

          (ii)      improvement of standards of performance of the Services;

(f)       ensuring continuous improvement of the delivery of the Services;

(g)       promoting the interests of both TXUN and the Alliance Service
          Provider; and

(h) undertaking such other functions as the parties agree should be undertaken by the Alliance Board.

11.4      FORMATION OF THE OPERATING MANAGEMENT TEAM

(a) Within 5 Business Days of the first meeting of the Alliance Board, the parties must establish an Operating Management Team, the members of which have been approved by the Alliance Board.

(b)       The Operating Management Team will consist of six members comprising:

          (i) the Project Manager appointed by TXUN under clause 11.6(c) and two other members nominated by TXUN;

          (ii) the Project Manager appointed by the Alliance Service Provider under clause 11.6(c) and two other members nominated by the Alliance Service Provider or will be constituted in such other way as the parties agree.

(c) Each party must appoint a Project Manager who is the person who is responsible for the day to day administration of this contract and performance of the Services on behalf of that party.

11.5      ONGOING OPERATION OF THE OPERATING MANAGEMENT TEAM

(a) Each party must ensure that the Operating Management Team continues to operate throughout the term, in accordance with its rights, functions and obligations under this clause 11.

(b) A party may, at any time, with the approval of the Alliance Board, appoint a new member of the Operating Management Team to replace a member of the Operating Management Team previously nominated by that party.

11.6      RESPONSIBILITIES OF THE OPERATING MANAGEMENT TEAM

The Operating Management Team will be responsible for:

(a) taking responsibility for the day to day administration of this contract and the administration of the performance of the Services in accordance with this contract; and

(b)       promptly reporting to the Alliance Board:

          (i) in relation to any issue on which a member of the Alliance Board requests a report; and

          (ii) in relation to any significant issue identified by the Operating Management Team in carrying out its functions under clause 11.8(a); and

(c) undertaking such other functions as the parties agree should be undertaken by the Alliance Board.


--------------------------------------------------------------------------------
12.       ALTERATION OF THE SERVICES
--------------------------------------------------------------------------------

12.1      TXUN MAY NOTIFY AN ALTERATION OF THE SERVICES

TXUN may, by written notice to the Alliance Service Provider:

(a)       increase or decrease any of the Services;

(b)       omit any of the Services;

(c)       include new services in the Services; or

(d)       otherwise alter the performance of the Services,

provided that the alteration does not alter the fundamental nature of the Services.

12.2      ALTERATION CLAIM BY ALLIANCE SERVICE PROVIDER

(a) If TXUN gives notice under clause 12.1 or gives notice of a suspension for convenience under clause 23.2(a), the Alliance Service Provider may request by written notice to TXUN, an adjustment to either or both of:

          (i)       the Target Costs; and

          (ii) the way in which the Reimbursable Costs are calculated or reimbursed under this Agreement (including any reasonable costs or liabilities associated with the change in scope such as redundancy costs and demobilisation costs).

(b) The Alliance Service Provider must ensure that the written notice provided by the Alliance Service Provider to TXUN under clause 12.2(a):

          (i) is provided within 20 Business Days of having received the notice from TXUN under clause 12.1;

          (ii) sets out whether the Alliance Service Provider considers that the alteration sought by TXUN under clause 12.1 amounts to a:

                    (A)       Gas Material Change; or

                    (B)       Electricity Material Change.

          (iii) sets out the specific adjustment sought by the Alliance Service Provider to either or both of:

                    (A)       the Target Costs, which must be in accordance with
                              schedule 15; and

                    (B) the way in which the Reimbursable Costs are calculated or reimbursed under this Agreement with the overriding principle that the Alliance Service Provider will not be financially disadvantaged in anyway as a result of any reduction in the scope of Services.

12.3      RESPONSE TO ALTERATION CLAIM BY TXUN

(a) If the Alliance Service Provider gives notice to TXUN under clause 12.2, TXUN must:

          (i)       if the alteration amounts to a:

                    (A)       Gas Material Change; or

                    (B)       Electricity Material Change,

                    pay the Alliance Service Provider 5% of the value of that Gas Material Change or Electricity Material Change at the time of the next payment of Reimbursable Costs into a bank account nominated by the Alliance Service Provider under clause 16.2(c);

          (ii) decide, acting reasonably, whether it accepts or rejects the specific adjustment sought by the Alliance Service Provider to:

                    (A)       the Target Costs; and

                    (B) the way in which the Reimbursable Costs are calculated or reimbursed under this Agreement; and

          (iii) notify the Alliance Service Provider in writing of its decisions under clause 12.3(i) and (ii) within 10 Business Days of receiving the notice from the Alliance Service Provider.

(b)       If:

          (i) the Alliance Service Provider does not provide a notice to TXUN under clause 12.2;

          (ii) TXUN's notice provided to the Alliance Service Provider under clause 12.3(a)(iii) rejects:

                    (A) the Alliance Service Provider's submission that the alteration amounts to a Gas Material Change or Electricity Material Change; or

                    (B)       the adjustment sought by the Alliance Service
                              Provider;

          (iii) TXUN does not notify the Alliance Service Provider of its decision in accordance with its obligation in clause 12.3(a)(iii),

          then:

          (iv) if the alteration of the Services notified by TXUN under clause 12.1 involved an increase in the scope of the
                    Services:

                    (A) the Alliance Service Provider is not required to comply with the increased scope of the Services as set out in the notice under clause 12.1, but may revise its adjustment provided under clause 12.2(a) within 10 Business Days of receiving notice from TXUN under clause 12.3(a) and TXUN must, comply with the requirements of clause 12.3(a) in relation to that revised adjustment;

                    (B) the Alliance Service Provider must provide reasonable assistance to any other person appointed by TXUN to provide such services;

                    (C) TXUN must ensure that any other person appointed by TXUN to provide those services conforms to the prevailing work site practices and procedures which apply to the Alliance Service Provider, including industrial relations procedures;

                    (D) TXUN must ensure that any other person appointed by TXUN to provide those services does not impede or delay the Alliance Service Provider in the performance of the Services.

          (v) if the alteration of the Services notified by TXUN under clause 12.1 involved a decrease in the scope of the Services, a party may refer the matter to be resolved through the Dispute Resolution Procedure.

12.4      HOW TARGET COSTS ARE ADJUSTED

If, as a result of the operation of the Dispute Resolution Procedure under clause 12.3(b)(v), the Target Costs are to be adjusted, that adjustment must be effected in accordance with schedule 15.

--------------------------------------------------------------------------------
13.       INSURANCE
--------------------------------------------------------------------------------

13.1      INSURANCES TO BE MAINTAINED BY THE ALLIANCE SERVICE PROVIDER

(a) The Alliance Service Provider must, throughout the term of this Agreement, take out, maintain and pay all premiums for insurance policies in respect of the following liabilities:

          (i) public liability, including bushfire mitigation, of $300 million;

          (ii)      professional indemnity of $20 million;

          (iii)     contracts works of $7 million;;

          (iv)      motor vehicle to the extent required by Law;

          (v)       WorkCover to the extent required by Law;

          in respect of the performance by the Alliance Service Provider of the Services, and the employees of the Alliance Service Provider performing the Services.

(b) The Alliance Service Provider must ensure that each of the Insurance Policies (except the Insurance Policy relating to professional indemnity insurance) names TXUN as a joint insured under that policy.

(c) The Alliance Service Provider must ensure that the Insurance Policies (except for WorkCover or equivalent insurance) comply with the following requirements:

          (i) the insurer may only cancel a policy in the circumstances provided in the Insurance Contracts Act 1984;

          (ii) a breach of an Insurance Policy, term or condition or any non-disclosure or misrepresentation or any other act or omission by an insured will not invalidate the cover in respect of the other insured parties; and

an Insurance Policy may only be cancelled or reduced on 3 months' written notice by the insurer to all parties named in the Insurance Policy except that the insurer may cancel the coverage for non-payment of premiums on giving the insured parties 10 Business Days' written notice of the failure of the insured parties to make such payment.

13.2      CLAIMS UNDER INSURANCE POLICIES

(a)       The Alliance Service Provider must notify TXUN within 30 days of any:

          (i)       claim; or

          (ii)      series of claims,

          under any of the Insurance Policies, arising from the same or directly related set of circumstances or events the aggregate of which is in excess of:

          (iii)     $50,000; or

          (iv) such other amount as TXUN and the Alliance Service Provider agree from time to time.

(b) The Alliance Service Provider must include, in a notice given under clause 13.2(a), full details of the incident or event giving rise to the relevant claim or claims.

(c) Either party may notify the other party of any other insurance claim relating to the Insurance Policies, the provision of the Services or the operation, servicing and administration of the Electricity Distribution Network or Gas Distribution System.

(d) If a party notifies the other party of an insurance claim under clause 13.2(a) or 13.2(c), the other party must give all such assistance as may reasonably be required for the preparation and negotiation of that insurance claim.

(e)       The Alliance Service Provider may:

          (i) claim the deductible or excess under any Insurance Policy as a Reimbursable Cost; and

          (ii) increase the Target Costs by the amount of the deductible or excess under any Insurance Policy,

          only if the loss the subject of the claim under an Insurance Policy was caused by a negligent or wrongful act, default or omission of a TXU Company.

13.3      INSURANCE PROCEEDS

Subject to the provisions of the Insurance Policy, the Alliance Service Provider must, at the direction of TXUN, apply all insurance proceeds collected under an Insurance Policy against the insured loss.

13.4      COMPLY WITH INSURANCES

(a)       Each party must:

          (i) comply with all of the conditions and requirements of the insurers in connection with the settlement of claims, the recovery of losses and the prevention of accidents under the Insurance Policies; and

          (ii) bear at its own cost its failure to comply with the conditions and requirements of the insurers referred to in clause 13.4(a)(i),

          until termination of this Agreement.

(b)       Each party must:

          (i)       not do or omit to do anything; and

          (ii) ensure that their respective employees, agents, Subcontractors and suppliers (but in the case of TXUN excluding the Alliance Service Provider) must not do or omit to do anything,

          that might:

          (iii) render unenforceable or unobtainable any of the insurances otherwise available under an Insurance Policy; or

          (iv)      entitle any insurer to avoid liability under an Insurance
                    Policy.

--------------------------------------------------------------------------------
14.       TARGET COST
--------------------------------------------------------------------------------

14.1      ESTABLISHING THE TARGET COSTS

(a) The Operating Management Team must, with the primary objective of setting a Target Cost at a level which is realistic and achievable for the Alliance Service Provider, determine and submit to TXUN on or before the Commencement Date a reasonable Target Cost (not including
          GST) for:

          (i) the Direct Field Costs associated with the proposed Operations and Maintenance Works Services and Replacement Capital Works Services necessary to maintain the Gas Distribution System and the Electricity Distribution Network in accordance with Good Practice;

          (ii) the Support Costs associated with the proposed Operations and Maintenance Works Services, Replacement Capital Works Services, TXUN Initiated Capital Works Services and Customer Initiated Capital Works Services;

          (iii) the labour costs of TXUN in relation to entitlements of the Seconded Employees in performing the Services, whether relating to any contract of employment, long service leave, workers compensation, superannuation, annual holidays or industrial instrument of the Seconded Employees, but not other remuneration of the Seconded Employees; and

          (iv)      the Corporate Overhead Costs,

          for the Calendar Year 2000, and the basis for determining those costs, (distinguishing between services relating to the Gas Distribution System and services relating to the Electricity Distribution Network) which will, upon approval by TXUN, and subject to adjustments pursuant to clauses 12, 13.2(e)(ii), 14.1(f), 14.2, 14.3, 14.4, or 14.5, form the initial Target Cost for the Alliance Service Provider for the years 2000 to 2004.

(b) The Operating Management Team must determine and submit to TXUN on or before the date specified in clause 2.3(a) a reasonable Target Cost for

          (i) the Direct Field Costs associated with the proposed Operations and Maintenance Works Services and Replacement Capital Works Services necessary to maintain the Gas Distribution System and the Electricity Distribution Network in accordance with Good Practice;

          (ii) the Support Costs associated with the proposed Operations and Maintenance Works Services, Replacement Capital Works Services, TXUN Initiated Capital Works Services and Customer Initiated Capital Works Services; and

          (iii)     the Corporate Overhead Costs,

          for the Calendar Year 2005, which will, upon approval by TXUN, and subject to adjustments pursuant to clauses 12, 13.2(e)(ii) 14.1(g), 14.2, 14.3, 14.4, or 14.5, form the initial Target Cost for the Alliance Service Provider for the years 2000 to 2004.

(c)       TXUN must:

          (i) not unreasonably withhold its approval under clause 14.1(a) or 14.1(b); and

          (ii) inform the Alliance Service Provider within 10 Business Days whether it has approved the Target Costs submitted to it under clause 14.1(a) or 14.1(b).

(d)       If:

          (i) the Operating and Management Team does not determine and submit to TXUN on or before the Commencement Date a reasonable Target Cost in accordance with clause 14.1(a); or

          (ii) TXUN does not approve under clause 14.1(c) the Target Cost submitted by the Operating Management Team under clause 14.1(a), the Target Cost in relation to the Direct Field Costs and Support Costs for the proposed Operations and Maintenance Works Services and Replacement Capital Works Services will be deemed to be the Target Costs for proposed Operations and Maintenance Works Services and Replacement Capital Works Services set out in schedule 22, and the Target Costs for the Corporate Overhead Costs will be deemed to be as set out in the TenixOffer.

(e)       If:

          (i) the Operating and Management Team does not determine and submit to TXUN on or before the date specified in clause 2.3(a) a reasonable Target Cost in accordance with clause 14.1(b); or

          (ii) TXUN does not approve under clause 14.1(c) the Target Cost submitted by the Operating Management Team under clause 14.1(b),

          the Alliance Service Provider is deemed to have given notice to TXUN under clause 39.2(f)(iii) and the Target Cost will be set by an Independent Expert acting in accordance with clause 39.3.

(f) On 1 January 2001, 2002, 2003 and 2004, the Target Cost for that year determined pursuant to clause 14.1(a) or 14.1(d) will be adjusted in accordance with the following formula:

          TCt = TCt-1 x CPIt

          where

          TCt is the Target Cost for Calendar Year "t";

          TCt-1 is the Target Cost for Calendar Year "t-1"; and

          CPIt is the CPI for Calendar Year "t".

(g) On 1 January 2006, 2007, 2008 and 2009, the Target Cost for that year determined pursuant to clause 14.1(c) or 14.1(e) will be adjusted in accordance with the following formula:

          TCt = TCt-1 x CPIt

          where

          TCt is the Target Cost for Calendar Year "t";

          TCt-1 is the Target Cost for Calendar Year "t-1"; and

          CPIt is the CPI for Calendar Year "t".

14.2      TARGET COST ADJUSTMENT FOR MISTAKE

(a) If a party considers that there is a Mistake in a budgeted expenditure in the adopted Target Cost, that party may notify the Operating Management Team of the issue and the Operating Management Team must:

          (i)       consider in good faith whether there is a Mistake; and

          (ii) if there is a Mistake, increase or decrease the budgeted expenditure in that Target Cost to correct the impact of that Mistake.

(b) If the Operating Management Team revises any budgeted expenditure included in a Target Cost in accordance with clause 14.2(a), either by its decision or as a result of the Dispute Resolution Procedure, that revised budgeted expenditure will replace those in the Target Cost from a date fixed by the Operating Management Team or through the Dispute Resolution Procedure.

14.3      TARGET COST ADJUSTMENT FOR INTRODUCTION OF GST

(a) If a party considers that the Target Cost should be adjusted to take into account the effect of the introduction of the GST and the removal of Sales Tax, that party may notify the Operating Management Team of the issue and the Operating Management Team must:

          (i) consider in good faith what alteration to the Target Costs is necessary to take account of the introduction of GST and the removal of Sales Tax; and

          (ii) increase or decrease the Target Cost to take account of the introduction of GST and the removal of Sales Tax.

(b) If the Operating Management Team revises any budgeted expenditure included in a Target Cost in accordance with clause 14.3(a), either by its decision or as a result of the Dispute Resolution Procedure, that revised budgeted expenditure will replace those in the Target Cost from a date fixed by the Operating Management Team or through the Dispute Resolution Procedure.

14.4 TARGET COST ADJUSTMENT FOR TXUN INITIATED CAPITAL WORKS SERVICES AND CUSTOMER INITIATED CAPITAL WORKS SERVICES

(a) If the Alliance Service Provider undertakes a TXUN Initiated Capital Works Service for which TXUN does not require a work plan and costs estimate pursuant to clauses 4.3(b) or 4.3(d), the cost of performing that TXUN Initiated Capital Works Service at Prevailing Market Rates will, at the time the work is performed, be:

          (i)       added to; and

          (ii)      deemed to form part of,
          the Direct Field Costs of performing the TXUN Initiated Capital Works Services in the Target Cost for that year.

(b) If the Alliance Service Provider itself undertakes a TXUN Initiated Capital Works Service, the costs estimate it submitted to TXUN in respect of that TXUN Initiated Capital Works Service under clause 4.3(b) or as provided during the competitive tender process run by TXUN or its nominee (as relevant) will, at the time the costs estimate is approved, be:

          (i)       added to; and

          (ii)      deemed to form part of,

          the Direct Field Costs of performing the TXUN Initiated Capital Works Services in the Target Cost for that year.

(c) If the Alliance Service Provider manages the performance of a TXUN Initiated Capital Works Service in accordance with clauses 4.3(d)(v), the costs estimate it submitted to TXUN under clause 4.3(d)(iv) will, at the time the costs estimate is approved, be:

          (i)       added to; and

          (ii)      deemed to form part of,

          the Direct Field Costs of performing the TXUN Initiated Capital Works Services in the Target Cost for that year.

(d) If the Alliance Service Provider undertakes a Customer Initiated Capital Works Service for which TXUN does not require a work plan and costs estimate pursuant to clauses 4.4(b) or 4.4(d), the cost of performing that Customer Initiated Capital Works Service at Prevailing Market Rates will, at the time the work is performed, be:

          (i)       added to; and

          (ii)      deemed to form part of,

          the Direct Field Costs of performing the Customer Initiated Capital Works Services in the Target Cost for that year.

(e) If the Alliance Service Provider itself undertakes a Customer Initiated Capital Works Service, the costs estimate it submitted to TXUN in respect of that Customer Initiated Capital Works Service under clause 4.4(b)(i) or as provided during the competitive tender process run by TXUN or its nominee (as relevant) will, at the time the costs estimate is approved, be:

          (i)       added to; and

          (ii)      deemed to form part of,
          the Direct Field Costs of performing the Customer Initiated Capital Works Services in the Target Cost for that year.

(f) If the Alliance Service Provider manages the performance of a Customer Initiated Capital Works Service in accordance with clauses 4.4(d)(v), the costs estimate it submitted to TXUN under clause 4.4(d)(iv) will, at the time the costs estimate is approved, be:

          (i)       added to; and

          (ii)      deemed to form part of,

          the Direct Field Costs of performing the Customer Initiated Capital Works Services in the Target Cost for that year.

14.5      TARGET COST ADJUSTMENT FOR MATERIAL UNFORESEEN CIRCUMSTANCES

(a) If a party considers that a Material Unforeseen Circumstance has occurred, that party must notify the Operating Management Team of the issue and the Operating Management Team must:

          (i) consider in good faith whether a Material Unforeseen Circumstance has occurred; and

          (ii) if a Material Unforeseen Circumstance has occurred, increase or decrease the budgeted expenditure in that Target Cost to remove the impact of that Material Unforeseen Circumstance.

(b) If the Operating Management Team revises any budgeted expenditure included in a Target Cost in accordance with clause 14.5(a), either by its decision or as a result of the Dispute Resolution Procedure, that revised budgeted expenditure will replace those in the Target Cost from a date fixed by the Operating Management Team or through the Dispute Resolution Procedure.

14.6      BENCHMARKING THE CONTRACTOR

(a) TXUN may, in its absolute discretion, Benchmark the performance of the Services by the Alliance Service Provider, (including by comparing the Alliance Service Provider's Reimbursable Costs with the cost estimates and work plans provided by other persons in tendering to perform the TXUN Initiated Capital Works Services and Customer Initiated Capital Works Services).

(b) If the results of any Benchmarking undertaken pursuant to clause 14.6(a) indicate, in TXUN's reasonable opinion, that the projected costs of the Alliance Service Provider or a Subcontractor engaged by the Alliance Service Provider in relation to any part of the Services are consistently in excess of Benchmarked Cost, the Alliance Service Provider must:

          (i)       promptly discuss with TXUN the implementation of; and

          (ii)      as soon as reasonably practicable implement,

          a program approved by TXUN (acting reasonably) to reduce the Alliance Service Provider's or the Subcontractor's costs for that expenditure or class of expenditure to the level of, or lower than, the level of the Benchmarked Cost within a reasonable period of time.

--------------------------------------------------------------------------------
15.       ALLIANCE SERVICE PROVIDER'S REMUNERATION
--------------------------------------------------------------------------------

15.1      COMPONENTS OF ALLIANCE SERVICE PROVIDER'S REMUNERATION

TXUN must remunerate the Alliance Service Provider:

(a)       pursuant to clause 15.2 for Reimbursable Costs;

(b)       pursuant to clause 15.3 for the Management Fee; and

(c)       pursuant to clause 15.4 for the Non-Financial Incentive Fee;

(d)       pursuant to clause 15.5 for the Share of Savings Payment; and

(e)       pursuant to clause 15.6 for the Transition Costs.

15.2      ALLIANCE SERVICE PROVIDER'S REIMBURSABLE COSTS

(a)       TXUN must pay the Alliance Service Provider the following costs:

          (i) the Direct Field Costs and Support Costs, in accordance with clause 15.2(b) and 15.2(c); and

          (ii)      the Corporate Overhead Costs, in accordance with clause
                    15.2(d).

(b) TXUN must pay the Alliance Service Provider for all Direct Field Costs and Support Costs incurred during a month that are supported by appropriately detailed receipts and invoices.

(c)       The Alliance Service Provider must:

          (i) where fixed or operating assets, employees or parts and materials are used or provided for the performance of both the Services and work or activities that do not form part of the Services:

                    (A) only seek to recover from TXUN the proportion of those costs that reasonably reflect the proportionate use or provision of those fixed or operating assets, employees or parts and materials in providing the Services; and

                    (B) implement all reasonably necessary measures to justify the proportion of those costs recovered from TXUN; and

          (ii) pass on to TXUN all discounts, allowances and refunds from vendors which are available to the Alliance Service Provider in respect of the Direct Field Costs and the Support Costs.

(d) Each month, TXUN must pay the Alliance Service Provider an amount equal to one twelfth of the amount specified in the Target Cost for that year for the Corporate Overhead Costs.

15.3      MANAGEMENT FEE

Each month until the end of 2004, TXUN must pay the Alliance Service Provider the Management Fee calculated as follows:

(a) for the Calendar Year ending 31 December 2000, the monthly Management Fee is $416,667; and

(b) for subsequent Calendar Years, the monthly Management Fee is calculated in accordance with the following formula:

          MFt = MFt-1 x CPIt

          where

          MFt is the monthly Management Fee for Calendar Year "t";

          MFt-1 is the monthly Management Fee for Calendar Year "t-1"; and

          CPIt is the CPI for Calendar Year "t".

15.4      NON-FINANCIAL INCENTIVE FEE

(a) Subject to clause 15.4(b), 15.4(c) 15.4(d) and 15.7, the Non-Financial Incentive Fee is calculated in accordance with schedule 16.1

(b)       At any time, a party may propose an adjustment to:

          (i) the number, mix or relative weightings of the KPIs specified in schedule 16; or

          (ii)      the target values of any of the KPIs specified in schedule
                    16,

          by notice in writing to the other party which sets out:

          (iii)     details of the proposed adjustment;

          (iv) details of the way in which the proposed adjustment will reflect the Business Objectives; and

          (v) details of the way in which the adjustment reflects the intention of the parties in setting the KPIs as realistic and not unreasonably onerous standards which would be set by a responsible gas and electricity industry operator.

(c) If a party receives a notice from the other party under clause 15.4(c), and that party is satisfied that the adjustment proposed in the notice will better reflect the Business Objectives than the then current arrangements for calculation of the Non-Financial Incentive Fee, that party must agree to the proposed adjustment with effect from the start of the next Calendar Year or such other time as the parties agree.

(d) If the Alliance Service Provider intentionally fails to report an event relating to the incentive scheme, KPIs or regulatory requirements as required under clauses 16.2(b) and 16.5,TXUN may, in its absolute discretion, either:

          (i) reset the KPI for the item which the Alliance Service Provider has failed to report to the worst possible performance in that category; or

          (ii) reduce the amount of the Non-Financial Incentive Fee available in respect of that quarter by the amount applicable to that KPI.

15.5      SHARE OF SAVINGS PAYMENT

Subject to clause 15.7, the Share of Savings Payment is calculated in accordance with schedule 24.

15.6      TRANSITION COSTS

The provisions of the Business Sale Agreement apply in respect of Transition Costs.

15.7      GAINSHARING

(a) If, at any time during the Term, a party proposes an improvement to the performance of the Services:

          (i) which is likely to promote the achievement of the Business Objectives including an investment in:

                    (A)       new Assets by a TXU Company; or

                    (B)       improved methods of performing the Services;

          (ii)      which was not anticipated on or before the Commencement
                    Date; and

          (iii) about which the parties agree that the Alliance Service Provider's remuneration mechanisms set out in this clause 15 would inhibit or discourage,

          the parties must consult to agree on amendments to the calculation of the Share of Savings Payment or the Non-Financial Incentive Fee necessary for the improvement to proceed and, accordingly, the performance of the Business Objectives to be enhanced.

(b) In consulting to agree on amendments to the Share of Savings Payment or the Non-Financial Incentive Fee pursuant to clause 15.7(a), the parties must ensure that:

          (i) the division of risks and rewards between the parties will be in accordance with that division established under this Agreement at the Commencement Date;

          (ii) the balance between financial and non-financial KPIs is consistent with the weightings of those KPIs at the Commencement Date; and (iii) if the improvement to the performance of the Services which gave rise to the revisions to the Share of Savings Payment or the Non-Financial Incentive Fee is implemented successfully, any improvement to financial outcomes will give rise to an equitable incremental improvement in the return on capital employed by each party in relation to the Services.

(c) Notwithstanding anything to the contrary in clauses 15.7(a) or 15.7(b), TXUN must not unreasonably delay or prevent the implementation of any improvement to the performance of the Services that the Alliance Service Provider reasonably considers is likely to meet the criteria set out in clause 15.7(a)(i) and 15.7(a)(ii).

15.8      SECONDED EMPLOYEES/COSTS OF REDUNDANCIES

(a)       If:

          (i)       within 8 months of the Commencement Date; and

          (ii) as a necessary, genuine and reasonable result of integrating the business and assets purchased by the Alliance Service Provider under the Business Sale Agreement into the existing operations of the Alliance Service Provider, the Alliance Service Provider decides that any Employee (including any Seconded Employee) is not necessary for the performance of the Services, and makes that Employee redundant (and in the case of the Seconded Employees, advises TXUN that it no longer requires the services of the Seconded Employees), the Alliance Service Provider must pay to that Employee (or if a TXU Company makes that person redundant, pay to TXUN) any Redundancy Entitlement to which the Employee is entitled.

(b) If an Employee does not agree to transfer to the Alliance Service Provider on completion of the Business Sale Agreement, the Alliance Service Provider must pay to TXUN any Redundancy Entitlement to which that Employee is entitled to claim from a TXU Company.

(c) TXUN must pay the Alliance Service Provider the amount of any Redundancy Entitlement payable by it in respect of an Employee under clause 15.8(a), 15.8(b) or 15.8(g)(i), except in respect of an Employee who is subsequently offered employment with any Related Body Corporate of the Alliance Service Provider, as follows:

          (i) the principal amount of the Redundancy Entitlement must be paid to the Alliance Service Provider by TXUN in equal Quarterly instalments such that the amount of the Redundancy Entitlement is fully repaid to the Alliance Service Provider 5 years after the Commencement Date; and

          (ii)      interest:

                    (A) at the Interest Rate on the amount of the Redundancy Entitlement outstanding on the last day of each Quarter until such time as the amount of the Redundancy Entitlement is fully repaid to the Alliance Service Provider: and

                    (B) accruing day to day on the basis of a 365 day year.

(d) If the Relevant Termination Date occurs earlier than 5 years after the Commencement Date, TXUN must pay the Alliance Service Provider the outstanding amount of the costs of a Redundancy Entitlement payable by it in respect of an Employee under clause 15.8(a), 15.8(b) or 15.8(g)(i), (except in respect of an Employee who is subsequently offered employment with any Related Body Corporate of the Alliance Service Provider) plus any interest accrued in accordance with clause 15.8(c) but not paid, as a lump sum payable by TXUN on the Relevant Termination Date.

(e) The Alliance Service Provider must present an invoice for the amounts calculated in clause 15.8(c) in respect of a Quarter within 30 days of the end of that Quarter.

(f) If the invoice provided by the Alliance Service Provider under clause 15.8(e) complies with the requirements of clause 16.5, TXUN must pay the amount specified in that invoice within 14 days of receiving that invoice.

(g) If at any time during the term of this Agreement after the Commencement Date the Alliance Service Provider decides that any Employee ( or any Seconded Employee) is not necessary for the performance of the Services, and wishes to make that Employee or Seconded Employee redundant:

          (i) if the Employee is employed directly and exclusively in the performance of the Services, the Alliance Service Provider must pay to that Employee (or, if a TXU Company makes a Seconded Employee redundant, pay to TXUN), any Redundancy Entitlement to which that person is entitled; and

          (ii) if the Employee or Seconded Employee is not engaged directly and exclusively in the performance of the Services, the Alliance Service Provider must pay to that Employee any Redundancy entitlement to which the Employee is entitled, and must not seek to recover that amount from TXUN.

--------------------------------------------------------------------------------
16.       BILLING AND INVOICING
--------------------------------------------------------------------------------

16.1      MANAGEMENT FEE

TXUN must pay the Management Fee into a bank account nominated by the Alliance Service Provider on the 15th day of each month.

16.2      REIMBURSABLE COSTS

(a) On the first Business Day of each week, TXUN must pay into a bank account nominated by the Alliance Service Provider an amount equal to the aggregate of one thirteenth of the Target Costs allocated to that Quarter, (and one thirteenth of the Anticipated Expenditure on TXUN Initiated Capital Works and Customer Initiated Capital Works for that Quarter which will form part of the Target Cost when they are performed pursuant to clause 14.4).

(b) Within 10 Business Days of the end of each month, the Alliance Service Provider must provide TXUN with an invoice for the Reimbursable Costs for that month.

(c) If the invoice for Reimbursable Costs provided by the Alliance Service Provider to TXUN under clause 16.2(b) in respect of a month is:

          (i) greater than the sum of the amounts TXUN has paid into the bank account nominated by the Alliance Service Provider pursuant to clause 16.2(a) during that month, TXUN must increase the amount it pays into the bank account nominated by the Alliance Service Provider pursuant to clause 16.2(a) for the following week by the amount of the difference; and

          (ii) less than the sum of the amounts TXUN has paid into the bank account nominated by the Alliance Service Provider pursuant to clause 16.2(a) during that month, TXUN must reduce the amount it pays into the bank account nominated by the Alliance Service Provider pursuant to clause 16.2(a) for the following week by the amount of the difference.

(d) The Alliance Service Provider must ensure that the Reimbursable Costs set out in the invoice presented under clause 16.2(b) are supported by detailed invoices which may be audited by TXUN under clause 17.

(e) The parties may, by agreement in writing, vary the way in which the Reimbursable Costs are billed and invoiced under this Agreement, if that variation is consistent with the principle of working capital neutrality.

16.3      SHARE OF SAVINGS PAYMENT

(a) The Alliance Service Provider must present to TXUN an invoice for the Share of Savings Payment in relation to a Quarter within 30 days of the end of that Quarter.

(b) If an invoice provided by the Alliance Service Provider under clause 16.3(a) complies with the requirements of clause 16.5, TXUN must pay into a bank account nominated by the Alliance Service Provider within 14 days of receiving that invoice

          (i) in respect of an invoice relating to a Quarter other than the Quarter ending on the Relevant Termination Date, an amount equal to:

                    (A)       75% of the amount specified in that invoice; plus

                    (B) 25% of the amount specified in the invoice presented by the Alliance Service Provider under clause 16.3(a) in the immediately preceding Quarter; and

          (ii) in respect of an invoice relating the Quarter ending on the Relevant Termination Date, and amount equal to:

                    (A)       the full amount specified in that invoice; plus

                    (B) 25% of the amount specified in the invoice presented by the Alliance Service Provider under clause 16.3(a) in the immediately preceding Quarter.

(c)       If, pursuant to the calculation of the Share of Savings Payment in
          Schedule 16, the Alliance Service Provider must pay TXUN an amount in respect of a Quarter, the Alliance Service Provider must provide TXUN with a statement complying with the requirements of clause 16.5, which sets out the amount payable to TXUN.

(d)       If TXUN receives a notice under clause 16.3(c), TXUN must:

          (i) deduct the amount owing to it from the Alliance Service Provider during that Quarter from the amount specified in the invoice presented to the Alliance Service Provider under clause 16.3(a) in the immediately preceding Quarter which remains unpaid by TXUN; and

          (ii) pay the balance of the amount from the immediately preceding Quarter which remains unpaid after the deduction in accordance with clause 16.3(d)(i) into a bank account nominated by the Alliance Service Provider, within 14 days of receiving the statement under clause 16.3(c).

16.4      NON-FINANCIAL INCENTIVE FEE

(a) The Alliance Service Provider must present to TXUN an invoice for the Non-Financial Incentive Fee in relation to a Quarter within 30 days of the end of that Quarter.

(b) If the invoice provided by the Alliance Service Provider under clause 16.4(a) complies with the requirements of clause 16.5, TXUN must pay the amount specified in the invoice into a bank account nominated by the Alliance Service Provider within 14 days of receiving the invoice.

16.5      FORM OF INVOICES

The Alliance Service Provider must ensure that each invoice presented to TXUN:

(a)       specifies the period to which the invoice relates;

(b) if for the Share of Savings Payment or the Non-Financial Incentive Fee, includes the Alliance Service Provider's calculations of the relevant amount to show the Alliance Service Provider's entitlement to that Share of Savings Payment or Non-Financial Incentive Fee;

(c) complies with TXUN's reasonable administrative requirements for recording of costs, including by stating as separate line item the expenditure on each project for which a cost estimate was required from the Alliance Service Provider by TXUN pursuant to clauses 4.3(b), 4.3(d), 4.4(b) or 4.4(d), or which was awarded to the Alliance Service Provider as a result of a competitive tender process run by TXUN or its nominee.

(d) is accompanied by an operational report in a format reasonably agreed between the parties containing:

          (i) the information possessed by the Alliance Service Provider and required of TXUN or its Related Bodies Corporate by the Office of the Regulator-General and other Government Agencies; and

          (ii)      the other Reporting Requirements agreed between the parties.

16.6      ADJUSTMENTS AND CORRECTIONS TO INVOICES

(a) At TXUN's reasonable request within the time period in which an invoice is required to be kept under clause 17.3(a), the Alliance Service Provider must provide TXUN any additional explanation or substantiation of that invoice.

(b) Either party may propose an adjustment or correction to an invoice by giving notice in writing to the other party.

(c) A party must not propose an adjustment or correction to an invoice under clause 16.6(b) after 12 months from the date the invoice was presented by the Alliance Service Provider to TXUN.

(d) If a party proposes an adjustment or correction to an invoice under clause 16.6(b), and the other party does not agree to the proposed adjustment or correction, either party may refer the matter to be resolved in accordance with the Dispute Resolution Procedure.

(e)       If:

          (i) a party proposes an adjustment or correction to an invoice under clause 16.6(b);

          (ii)      TXUN has already paid that invoice; and


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


          (iii) the parties agree, or the dispute between the parties is resolved such that an adjustment should be made to that invoice,

          an adjustment for the relevant amount will be made in the next invoice presented to TXUN by the Alliance Service Provider.

--------------------------------------------------------------------------------
17.       AUDITS AND ACCESS TO RECORDS
--------------------------------------------------------------------------------

17.1      ACCOUNTING AUDIT

(a) A party must maintain an open book policy in respect of its Accounts, so as to promote the Business Objectives and the ongoing alliance relationship between the parties.

(b)       The Alliance Service Provider must:

          (i)       maintain separate Accounts in accordance with Accounting
                    Standards;

          (ii) provide TXUN with a statement of its unaudited Accounts within 30 days of the last day of each Quarter; and

          (iii)     provide to TXUN, after the close of each Calendar Year:

                    (A) a statement of Accounts, audited by a registered company auditor;

                    (B) a narrative report summarising the Services provided under this Agreement during that Calendar Year; and

                    (C) such other information as the Alliance Board specifies must be provided.

(c) At TXUN's request, the Alliance Service Provider must provide TXUN with a special audit by an independent auditor on:

          (i)       the Alliance Service Providers' Accounts; or

          (ii)      the Accounts of any Subcontractor.

TXUN must pay for a special audit requested by it under clause 17.1(c) unless that audit shows a discrepancy in a line item in the Accounts an amount that would be characterised as "material" under the relevant Accounting Standard.

(d) The Alliance Service Provider must pay for a special audit requested by TXUN under clause 17.1(c) if that audit shows a discrepancy in a line item in the Accounts equal to or more than an amount that would be characterised as "material" under the relevant Accounting Standard.


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


17.2      OPERATIONAL AUDITS

(a) The Alliance Service Provider must conduct regular audits of its performance of the Services, at such intervals as determined by the Operating Management Team, to determine whether it is performing the Services in accordance with this Agreement, including audits of:

          (i)       emergency response management;

          (ii)      KPIs;

          (iii)     risk management;

          (iv)      information technology interface systems;

          (v)       financial data;

          (vi)      reporting procedures;

          (vii)     technical compliance;

          (viii)    work quality compliance;

          (ix)      labour skill competencies; and

          (x)       as otherwise specified by the Operating Management Team.

(b) The Alliance Service Provider must conduct, or permit TXUN to conduct, regular audits, at such intervals as determined by the Operating Management Team, of the controls associated with the business processes and systems necessary to support the achievement of the terms of this Agreement.

17.3      ACCESS TO RECORDS

(a)       The Alliance Service Provider must keep and safely store:

          (i) the Alliance Service Provider's reports to TXUN; maps, drawings and specifications; bills of quantities; calculations and other documents; Manuals; procedures; registers and records then in its control relating to the Electricity Distribution Network and Gas Distribution System;

          (ii) records concerning the quality assurance strategies adopted by the Alliance Service Provider pursuant to its obligation in clause 4.5(c)(xi);

          (iii)     the records referred to in clauses 17.1 and 17.2;

          (iv) all invoices and records in connection with the Reimbursable Costs; and

          (v) any other materials or records of a financial or operational nature relating to the provision of the Services or to this Agreement which:

                    (A) are required by the TXU Companies to comply with their Reporting Requirements; and

                    (B) TXUN notifies the Alliance Service Provider are required by the TXU Companies to comply with their Reporting Requirements,

          for the longer of:

          (vi)      the minimum period required by Law;

          (vii)     2 years; and

          (viii) the period until any Dispute to which those materials are relevant is settled.

(b) The Alliance Service Provider must grant TXUN, its agents and employees, the ORG and any other Government Agency, a right of access to, and the right to make copies of:

          (i) the Alliance Service Provider's reports to TXUN; maps, drawings and specifications; bills of quantities; calculations and other documents; Manuals; procedures; registers and records then in its control relating to the Electricity Distribution Network and Gas Distribution System;

          (ii) records concerning the quality assurance strategies adopted by the Alliance Service Provider pursuant to its obligation in clause 4.5(c)(xi);

          (iii)     the records referred to in clauses 17.1 and 17.2;

          (iv) all invoices and records in connection with the Reimbursable Costs; and

          (v) any other materials or records of a financial or operational nature relating to the provision of the Services or to this Agreement which:

                    (A) are required by the TXU Companies to comply with their Reporting Requirements; and which

                    (B) TXUN notifies the Alliance Service Provider are required by the TXU Companies to comply with their Reporting Requirements,

          at all reasonable times on reasonable notice.

(c) In granting the right of access under clause 17.3(b), the Alliance Service Provider must provide all reasonable assistance to TXUN, its agents and employees, the ORG and any other Government Agency, including, but not limited to:

          (i)       procuring:

                    (A) access to records relating to the Services held by Subcontractors; and


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


                    (B)       the reasonable assistance of Subcontractors,

                    pursuant to the contractual rights specified in clause 8.2; and

          (ii)      making available adequate copying facilities.

(d) TXUN may appoint a firm agreed to by the Alliance Service Provider to conduct an audit of the information provided to TXUN by the Alliance Service Provider or the Subcontractors under clause 17.3(b).

(e) TXUN must pay for an audit performed under clause 17.3(d), unless the audit shows a discrepancy in the information provided to TXUN by the Alliance Service Provider under clause 17.3(b) equal to or more than an amount that would be characterised as "material" under the relevant Accounting Standard.

(f) The Alliance Service Provider must pay for an audit performed under clause 17.3(d) if the audit shows a discrepancy in the information provided to TXUN by the Alliance Service Provider under clause 17.3(b) equal to or more than an amount that would be characterised as "material" under the relevant Accounting Standard.

(g) In exercising its rights pursuant to clause 17.3 from time to time, TXUN, its agents and employees must act in good faith and must not unduly disrupt or distract the employees or agents of the Alliance Service Provider or the Subcontractors from the performance of their work.

--------------------------------------------------------------------------------
18.       FORCE MAJEURE
--------------------------------------------------------------------------------

18.1      CONSEQUENCES OF FORCE MAJEURE

If a party does not perform any obligation or condition required by this Agreement to be performed by it, the failure to perform that obligation or condition:

(a) will be excused to the extent that the performance of that obligation is prevented, wholly or in part, by Force Majeure;

(b) will not, to the extent that the performance is prevented, wholly or in part, by Force Majeure, give rise to any liability to the other party for any direct, indirect, consequential or special losses or damages of any kind arising out of, or in any way connected with that failure to perform; and

(c) will result in a reasonable adjustment to the Target Cost and the KPIs for that Calendar Year determined by the Operating Management Team as soon as practicable following the occurrence of the Force Majeure event.

18.2      NOTIFICATION AND DILIGENCE

A party which is, by reason of Force Majeure, unable to perform any obligation or condition required by this Agreement must:


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


(a)       notify the other party as soon as possible giving:

          (i) reasonably full particulars of the event or circumstance of Force Majeure;

          (ii) the date of commencement of the event or circumstance of Force Majeure and an estimate of the period of time required to enable it to resume full performance of its obligations; and

          (iii) where possible, the means proposed to be adopted to remedy or abate the Force Majeure, which must be in accordance with the Emergency Management Plan, where relevant;

(b) use all reasonable diligence and employ all reasonable means to remedy or abate the Force Majeure as soon as possible;

(c) resume performance as soon as possible after termination of the Force Majeure or after the Force Majeure has abated to an extent which permits resumption of performance;

(d) notify the other party when the Force Majeure has terminated or abated to an extent which permits resumption of performance to occur; and

(e)       notify the other party when resumption of performance has occurred.

18.3      LIABILITY NOT RELIEVED

(a) Despite Force Majeure affecting the performance of a party's obligations under this Agreement, a party is not relieved of liability:

          (i) to the extent that its negligence caused or contributed to its failure to perform under this Agreement; and

          (ii) for its failure to use all reasonable endeavours to remedy the situation and to remove the event or circumstances giving rise to the Force Majeure in an adequate manner with all reasonable dispatch.

(b) A party must pay amounts due in respect of obligations under this Agreement which have been performed prior to the occurrence of a Force Majeure, even it that Force Majeure affects the continued performance of those obligations.

18.4      PROLONGED FORCE MAJEURE

(a)       If:

          (i) a party has invoked the provisions of this clause 18 due to a Force Majeure affecting the performance of an obligation or condition of this Agreement by that party; and

          (ii) that same event of Force Majeure prevents or inhibits the performance of any obligation or condition of this Agreement by that party for a continuous period of 6 months or longer,


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


          the parties must consult in good faith to decide what action should be taken to carry out the intentions of this Agreement.

(b)       If:

          (i) the Force Majeure referred to in clause 18.4(a) has prevented or inhibited the performance of any such obligation or condition relating to the Gas Distribution System or Electricity Distribution Network for 6 months or longer; and

          (ii) the parties are unable to agree that the Force Majeure can reasonably be resolved,

          either party may terminate this Agreement.

--------------------------------------------------------------------------------
19.       EMERGENCIES
--------------------------------------------------------------------------------

19.1      COOPERATION WITH GOVERNMENT AGENCIES

In an Emergency, the Alliance Service Provider must cooperate with all directions of lawful authorities, including:

(a)       VENCorp;

(b)       the OCEI;

(c)       the OGS;

(d) the Minister or delegate of the Minister having responsibility for the Electricity Industry Act 1993 (Vic);

(e) the Minister or delegate of the Minister having responsibility for the Gas Industry Act 1994 (Vic);

(f)       the ORG;

(g)       the Workcover Authority; and

(h)       any other Government Agencies.

19.2      TXUN MAY TAKE CONTROL

(a)       If:

          (i)       an Emergency has occurred; and

          (ii) TXUN notifies the Alliance Service Provider that an Emergency has occurred,


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


          the Alliance Service Provider must allow TXUN (or a nominee of TXUN) to take control of the Services, and the resources of the Alliance Service Provider for the duration of the Emergency.

(b) If TXUN takes control of the Services or the resources of the Alliance Service Provider under clause 19.2(a), TXUN must indemnify the Alliance Service Provider in respect of any loss or damage suffered or incurred by the Alliance Service Provider as a consequence of the acts and omissions of TXUN in the exercise of such control.

19.3      EMERGENCY MANAGEMENT PLAN

(a) The Alliance Service Provider must prepare an Emergency Management Plan which complies with the requirements of Westar's Safety Case submitted to the OGS in accordance with the provisions of the Gas Safety Act 1997 and includes methods for the availability of labour, plant and equipment during Emergencies.

(b) The Alliance Service Provider must maintain and keep current the Emergency Management Plan referred to in clause 19.3(a).

(c) The Alliance Service Provider must ensure the ability of the Alliance Service Provider to act in accordance with the Emergency Management Plan prepared and maintained under clauses 19.3(a) and 19.3(b) during an Emergency, by conducting appropriate audits and tests.

--------------------------------------------------------------------------------
20.       SAFETY
--------------------------------------------------------------------------------

20.1      ALLIANCE SERVICE PROVIDER RESPONSIBLE FOR SAFETY

The Alliance Service Provider must:

(a) take and enforce all necessary or desirable measures to ensure safety in respect of persons, property and stock whilst performing the Services;

(b) be solely responsible and liable for any injury to or death of persons or stock, or damage to property, arising from its actions, neglect or omissions;

(c)       obtain and maintain Advanced Level SafetyMAP certification; and

(d) comply with all of the reasonable safety policies of TXUN notified to the Alliance Service Provider from time to time.

20.2      OCCUPATIONAL HEALTH AND SAFETY ACT 1985

(a) The Alliance Service Provider must perform the Services with due regard for adequate safety and shall comply with all applicable safety laws and regulations, including the documented work practices and procedures notified to the Alliance Service Provider by TXUN.


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


(b) When the Alliance Service Provider is likely to perform any of the Services in proximity to gas or live electrical apparatus, the Alliance Service Provider must not commence to perform those Services until TXUN's Project Manager has issued the Alliance Service Provider with the appropriate authority form, unless the Alliance Service Provider is appropriately authorised by the OGS or OCEI or in accordance with other relevant regulations.

(c) The Alliance Service Provider must ensure that its employees and Subcontractors required to work on or in the vicinity of established power lines or gas or electrical plant and equipment, possess the necessary and appropriate experience, training, including refresher training, and authorisation for such work.

(d) The Alliance Service Provider must ensure that all employees performing work in the field who are likely to work within two metres of exposed electrical apparatus are annually trained in first aid to a level which provides for skills in basic life support and first aid techniques, including cardio-pulmanory resuscitation techniques.

(e) The Alliance Service Provider's employees working on, or in the vicinity of, gas or electrical apparatus and its mobile plant and equipment must comply with the requirements of the OGS and the OCEI, together with other relevant documented practices and procedures, and the Alliance Service Provider must ensure strict adherence at all levels to those requirements in the performance of the Services.

20.3      FIRE BANS

(a) The Alliance Service Provider must observe all bans and restrictions in respect of the lighting of fires during officially proclaimed fire restriction periods and on days of total fire ban as declared by the Victorian Country Fire Authority or other Government Agency.

(b) The Alliance Service Provider must ensure that the Bushfire Mitigation Index is zero at all times during each Bushfire Season.

20.4      DIRECTIONS REGARDING SAFETY

The Alliance Service Provider must strictly observe and comply with all directions given by TXUN's Project Manager intended to avoid danger to persons or property.

20.5      PROTECTIVE CLOTHING

(a) The Alliance Service Provider must ensure that its employees and Subcontractors' employees possess the appropriate protective clothing and appliances, equivalent to the standards notified to the Alliance Service Provider by TXUN, including:

          (i)       safety headgear;

          (ii)      insulated sole safety boots;

          (iii)     suitable eye protection equipment;


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


          (iv)      work gloves; and

          (v)       approved overalls, three piece work suit or equivalent.

(b) The Alliance Service Provider must ensure that the items specified in clause 20.5(a) are worn at all appropriate times by its employees and Subcontractors' employees when performing the Services.

(c) The Alliance Service Provider must ensure that when its employees and Subcontractors' employees are working from the bucket of an elevated platform vehicle or in proximity to electrical apparatus, those persons wear complete body clothing covering the body from waist to ankle and made from cotton or other flash-resistant material approved by TXUN.

(d) The Alliance Service Provider must ensure that when its employees and Subcontractors' employees are working on public thoroughfares, they wear, in addition to all other necessary garments, a safety vest with reflective striping or high visibility overalls, as approved by TXUN.

(e) The Alliance Service Provider must take responsibility for the protective clothing specified in this clause 20.5 and must replace such clothing as often as is consistent with the requirements of Good Practice.

20.6      INCIDENT REPORTING AND INVESTIGATION

(a)       The Alliance Service Provider must ensure that:

          (i) an incident report is completed and provided to TXU in respect of all safety incidents occurring in the performance of the Services or at the Work Sites; and

          (ii) all safety incidents occurring in the performance of the Services or at the Work Site are investigated by the Alliance Service Provider.

(b) If, on receipt of an incident report under clause 20.6(a), TXU considers that a safety incident is a serious incident, the Alliance Service Provider must allow TXU to be involved in the investigation of that incident under clause 20.6(a).

20.7      SAFETY AUDITS AND ASSESSMENTS

(a) The Alliance Service Provider must conduct regular audits of its performance of the Services, at such intervals as determined by the Operating Management Team, to:

          (i) determine whether it is performing the Services in accordance with this clause 20;

          (ii) ensuring that any non-compliance with the requirements of this clause 20 is documented and rectified as soon as reasonably possible.


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


(b) The Alliance Service Provider must complete and document a risk assessment in relation to safety issues before the commencement of any work.

--------------------------------------------------------------------------------
21.       TERMINATION
--------------------------------------------------------------------------------

21.1      TERMINATION BY TXUN FOR CAUSE

This Agreement may be terminated by TXUN if one of the following events (each of which is deemed to be a breach of this Agreement) is subsisting and has not been waived:

(a)       (LOSS OF AUTHORISATIONS): if a Government Agency:

          (i)       cancels; or

          (ii)      fails to renew upon its expiry,

          any Authorisation held by the Alliance Service Provider which is required by Law to be held by it for:

          (iii) the ongoing operation of the Electricity Distribution Network or the Gas Distribution System; or

          (iv)      provision of Services by the Alliance Service Provider,

          and that cancellation or decision is not caused, or contributed to, by:

          (v) a TXU Company failing to fully comply with the Law or the terms of that Authorisation; or

          (vi)      by the negligence or fraud of a TXU Company;

(b) (INSOLVENCY): if an Insolvency Event occurs in relation to the Alliance Service Provider;

(c) (BREACH OF CLAUSE 4.5): if the Alliance Service Provider materially breaches its obligation to perform the Services in accordance with clause 4.5 (except where there is a bona fide Dispute between the parties as to whether the Alliance Service Provider has breached clause 4.5, which has been referred by a party to be dealt with in accordance with the Dispute Resolution Procedure), and:

          (i) if that breach is capable of remedy by the Alliance Service Provider within 180 days after receipt by it of a notice from TXUN specifying that breach and requiring it to be remedied, the Alliance Service Provider fails to remedy that breach within a reasonable time after receiving such a notice; or

          (ii) if that breach is capable of remedy by the Alliance Service Provider, but not capable of remedy within 180 days after receipt by it of a notice from TXUN specifying that breach


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


                    and requiring it to be remedied, the Alliance Service Provider fails:

                    (A) within a reasonable time (not being more than 30 days) after receipt by it of a notice from TXUN specifying that breach, to submit to TXUN a program and timetable acceptable to TXUN (acting reasonably); or

                    (B) having submitted a program and timetable in accordance with clause 21.1(c)(ii)(A), to diligently pursue the remedy of that breach in accordance with that program and timetable; or

          (iii) if that breach is not capable of remedy by the Alliance Service Provider, and the Alliance Service Provider has received a notice from TXUN specifying the amount of compensation payable to TXUN in respect of the breach, the Alliance Service Provider fails to pay reasonable compensation (if any) for that breach within:

                    (A) if the amount of compensation notified by TXUN is not disputed by the Alliance Service Provider in writing within 10 Business Days of receipt by it of the notice from TXUN, 30 days; or

                    (B) if that amount is disputed by the Alliance Service Provider in writing within 10 Business Days of receipt by it of the notice from TXUN, 30 days after receipt by it of notice of the amount of compensation for that breach determined in accordance with the Dispute Resolution Procedure;

(d) (BREACH OF CLAUSE 13.4): if the Alliance Service Provider breaches it obligations under clause 13.4; and:

          (i) the Alliance Service Provider does not remedy such breach within 10 Business Days of becoming aware of such breach and within a reasonable time thereafter, obtain confirmation from the relevant insurer that the insurance policy is not invalidated or prejudiced as a result of the Alliance Service Provider's breach; or

          (ii)      TXUN suffers any loss as a result of such breach; and

(e)       (BREACH OF MINIMUM SERVICE STANDARDS): if the Alliance Service
          Provider:

          (i) takes any action, or omits to take any action reasonably required of it in relation to its obligations under this Agreement, which infringes any of the Minimum Service Standards; and

          (ii) does not, after consultation with TXUN, remedy the action or omission within a reasonable time unless otherwise agreed by TXUN in writing.


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


21.2      TERMINATION BY THE ALLIANCE SERVICE PROVIDER FOR FAILURE TO PAY

This Agreement may be terminated by the Alliance Service Provider if TXUN fails to pay an amount in excess of 1% of the expenses in the then current Target Cost for that Quarter (and the Anticipated Expenditure on TXUN Initiated Capital Works and Customer Initiated Capital Works for that Quarter which will form part of the Target Cost when they are performed pursuant to clause 14.4) due and payable by it to the Alliance Service Provider under this Agreement within 30 days of a written notice from the Alliance Service Provider to TXUN demanding such payment (except where there is a bona fide Dispute as to the value of, or liability for, such amounts which has been referred by a party to be dealt with in accordance with the Dispute Resolution Procedure).

21.3      TERMINATION FOR PROLONGED FORCE MAJEURE

Either party may terminate this Agreement in the circumstances described in clause 18.4.

21.4      TERMINATION PROCESS

(a) A party may terminate this Agreement for any of the events specified in this clause 21 by notice to the other party specifying the event which the party giving the notice asserts entitles it to terminate this Agreement and specifying as the Relevant Termination Date:

          (i) in the case of termination by TXUN under clause 21.1, a date not earlier than 12 months after the date on which that notice is received by the Alliance Service Provider, or as otherwise agreed between the parties;

          (ii) in the case of termination by the Alliance Service Provider under clause 21.2, a date not earlier than 12 months after the date on which that notice is received by TXUN, or as otherwise agreed between the parties;

          (iii) in the case of termination by either party in accordance with clause 21.3, a date not earlier than 6 months after the date on which that notice is received by TXUN, or as otherwise agreed between the parties.

(b) The Alliance Service Provider may immediately terminate this Agreement by notice in writing at any time during the 12 months referred to in clause 21.4(a)(ii), if TXUN is not remunerating it for the Services during that period in accordance with this Agreement.

21.5      TXUN MAY TAKE CONTROL

(a)       Despite clause 21.4(a), if:

          (i)       TXUN has a right to terminate this Agreement under clause
                    21.1; and

          (ii) TXUN gives notice to the Alliance Service Provider under clause 21.4,

          from the time of that notice until the Relevant Termination Date, the Alliance Service Provider must allow TXUN (or a nominee of TXUN) to perform the Services or any part of the Services nominated by TXUN.


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


(b) If TXUN (or a nominee of TXUN) elects to perform the Services or any part of the Services under clause 21.5(a), the Alliance Service Provider must provide all assistance as is necessary or desirable in order for TXUN (or a nominee of TXUN) to perform the Services or part of the Services including without limitation:

          (i) complying with directions given by TXUN or its nominee to the Alliance Service Provider;

          (ii)      making any Employee available to TXUN or its nominee;

          (iii) giving TXUN or its nominee access to assets, equipment, stock and material owned by the Alliance Service Provider which are:

                    (A) being used, or kept available, substantially for the performance by the Alliance Service Provider of the Services immediately before the Relevant Termination Date; and

                    (B) in the reasonable opinion of TXUN or its nominee, are reasonably necessary for the performance of the Services;

          (iv) giving TXUN or its nominee access to all data, documents, records, Maps, diagrams, designs and Manuals then in its possession or in its control relating to the performance of this Agreement.

(c) If TXUN or its nominee performs the Services or part of the Services under clause 21.5(a), TXUN must reimburse the Alliance Service
          Provider:

          (i) the reasonable costs of the Alliance Service Provider in providing assistance to TXUN or its nominee pursuant to its obligations in clause 21.5(a); less

          (ii) the amount (if any) by which the cost to TXUN of undertaking the Services or part of the Services itself or by its nominee under clause 21.5(a) exceeds the Reimbursable Costs that TXUN would have paid the Alliance Service Provider under this Agreement if:

                    (A) the Alliance Service Provider had complied with its obligations under this Agreement; and

                    (B) TXUN did not exercise its right of termination under clause 21.1.

(d) For the avoidance of doubt, if TXUN or its nominee perform part of the Services under clause 21.5(a), to the extent that the Alliance Service Provider continues to perform part of the Services until the Relevant Termination Date, the Alliance Service Provider will be properly remunerated by TXUN in respect of those Services in accordance with this Agreement.


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


--------------------------------------------------------------------------------
22.       CONSEQUENCES OF TERMINATION
--------------------------------------------------------------------------------

22.1      ACTIONS UPON TERMINATION

Upon termination of this Agreement, either pursuant to clause 2 or clause 21, without prejudice to any rights of the parties under this Agreement:

(a) (TERMINATE IN ORDERLY MANNER): a party must bring to an end the performance of its obligations under this Agreement on the Relevant Termination Date in an orderly manner;

(b) (HAND OVER RECORDS): on or prior to the Relevant Termination Date, the Alliance Service Provider must cause to be delivered to TXUN, originals of all data, documents, records, Maps, diagrams, designs and Manuals then in its possession or in its control relating to the performance of this Agreement;

(c) (ASSIGN OR NOVATE CONTRACTS AND LICENCES): on or prior to the Relevant Termination Date the Alliance Service Provider must:

          (i) use its best endeavours to ensure that the benefit of all contracts and licences (capable of being assigned or novated to TXUN or its nominee) entered into between the Alliance Service Provider and any third party for or incidental to the performance by the Alliance Service Provider of its obligations under this Agreement (including contracts and licences granting intellectual property rights) are, at the direction of TXUN, assigned or novated to TXUN or a party nominated by TXUN; and

          (ii) where requested by TXUN, enter into a subcontract with TXUN granting TXUN the benefit or part of the benefit, to the extent that TXUN was receiving that benefit prior to the Relevant Termination Date, of any contracts entered into between the Alliance Service Provider and any third party for or incidental to the performance by the Alliance Service Provider of its obligations under this Agreement (including contracts and licences granting intellectual property rights), such subcontracts to be proportionately on the same terms and conditions as the head contracts;

(d) (TRANSFER OF ASSETS, EQUIPMENT, STOCK AND MATERIAL WHERE TERMINATION DUE TO ALLIANCE SERVICE PROVIDER'S DEFAULT): in the case of termination under clause 21.1, on or prior to the Relevant Termination Date the Alliance Service Provider must, at TXUN's written request, offer to sell to TXUN or a party nominated by TXUN, and if so TXUN must purchase, or must procure that its nominee purchases, at book value (being the purchase price of the asset, equipment, stock or material less the accumulated depreciation of that asset, equipment, stock or material) such of the assets, equipment, stock and material owned by the Alliance Service Provider which are:

          (i) being used, or kept available, substantially for the performance by the Alliance Service Provider of the Services immediately before the Relevant Termination Date; and


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          (ii)      in the reasonable opinion of TXUN, are reasonably necessary for the performance of the Services;

(e) (TRANSFER OF ASSETS, EQUIPMENT, STOCK AND MATERIAL WHERE TERMINATION IS NOT DUE TO ALLIANCE SERVICE PROVIDER'S DEFAULT): except in the case of termination under clause 21.1, on or prior to the Relevant Termination Date the Alliance Service Provider must, at TXUN's written request, offer to sell to TXUN or a party nominated by TXUN, and if so TXUN must purchase, or must procure that its nominee purchases, at book value (being the purchase price of the asset, equipment, stock or material less the accumulated depreciation of that asset, equipment, stock or material) such of the assets, equipment, stock and material owned by the Alliance Service Provider which:

          (i) have been used, or kept available over the 12 months before the Relevant Termination Date, 100% for the performance of the Services by the Alliance Service Provider; and

          (ii) in the reasonable opinion of TXUN, are reasonably necessary for the performance of the Services;

(f) (TRANSFER OF EMPLOYEES WHERE TERMINATION NOT DUE TO TXUN'S DEFAULT): except in the case of termination under clause 21.2, on or prior to the Relevant Termination Date, TXUN or a party nominated by TXUN must offer to employ and, on the acceptance of that offer by each employee, the Alliance Service Provider must accept the resignation of such of the employees employed by the Alliance Service Provider who are:

          (i) being used, or kept available, substantially for the performance by the Alliance Service Provider of the Services immediately before the Relevant Termination Date; and

          (ii) in the reasonable opinion of TXUN, reasonably necessary for the servicing and administration of the Electricity Distribution Network and the Gas Distribution System in accordance with Minimum Service Standards, and, for the avoidance of doubt, this transfer of employees will be treated in the same way as a transfer of employees is ordinarily treated in the sale of a business;

(g) (TRANSFER OF EMPLOYEES WHERE TERMINATION DUE TO TXUN'S DEFAULT): in the case of termination under clause 21.2, on or prior to the Relevant Termination Date, TXUN or a party nominated by TXUN must offer to employ and, on the acceptance of that offer by each employee, the Alliance Service Provider must accept the resignation of such of the employees employed by the Alliance Service Provider who:

          (i) have been used, or kept available over the 12 months before the Relevant Termination Date, 100% for the performance of the Services by the Alliance Service Provider; and


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          (ii)      in the reasonable opinion of TXUN, reasonably necessary for the servicing and administration of the Electricity Distribution Network and the Gas Distribution System in accordance with Minimum Service Standards and, for the avoidance of doubt, this transfer of employees will be treated in the same way as a transfer of employees is ordinarily treated in the sale of a business;

(h) (ALLIANCE SERVICE PROVIDER'S FEES AND REASONABLE DEMOBILISATION COSTS): on the Relevant Termination Date, TXUN without limitation must pay to the Alliance Service Provider:

          (i) any Reimbursable Costs or fees in respect of Services performed up to the Relevant Termination Date which may become due to the Alliance Service Provider under this Agreement; and

          (ii) the costs of the Alliance Service Provider's removal from the sites on which the Services are performed, including the removal of all temporary buildings, equipment and plant, tools, materials and goods.

22.2      NON-SOLICITATION OF EMPLOYEES

After the Relevant Termination Date, the Alliance Service Provider must not, for a period of 2 years, without the prior written consent of TXUN, solicit, or attempt to solicit, any employee:

(a)       to whom TXUN has made an offer of employment pursuant to clause
          22.1(f); and

(b)       who has:

          (i)       accepted; or

          (ii)      not yet rejected,

          the offer of employment from TXUN.

22.3      TRANSITIONAL ASSISTANCE

(a) During the period from 12 months prior to the Relevant Termination Date or, in the case of termination under clause 21, the date of the notice given in accordance with clause 21.4 until the Relevant Termination Date, the Alliance Service Provider must:

          (i) allow, and procure that its Subcontractors allow, employees or nominees of TXUN to closely observe the provisions of the Services by the Alliance Service Provider or Subcontractors;

          (ii) allow, and procure that its Subcontractors allow, employees or nominees of TXUN to shadow particular employees of the Alliance Service Provider or the Subcontractors who are engaged in the provision of the Services to TXUN;


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          (iii)     procure, and procure that its Subcontractors procure, that each employee of the Alliance Service Provider or its Subcontractors who are engaged in the provision of the Services to TXUN use their best endeavours to answer any queries the employees or nominees of TXUN may raise in relation to the provision of the Services; and

          (iv) not, without the prior written approval of TXUN, enter into any contract in accordance with clause 8.1, the term of which is likely to extend beyond the Termination Date.

(b) In complying with its obligations under this clause 22.3, the Alliance Service Provider must, and must procure that the Subcontractors will, cooperate fully with TXUN and any nominee of TXUN in the hand-over of the provision of the Services to TXUN or the nominee of TXUN, so as to facilitate, as much as practicable, an efficient, timely and uninterrupted process by which the provision of those Services is handed over.

22.4      SURVIVAL OF RIGHTS ON TERMINATION

Termination of this Agreement is without prejudice to any other rights or obligations which may have accrued under this Agreement on or before termination, including in respect of an antecedent breach.

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23.       SUSPENSION
--------------------------------------------------------------------------------

23.1      SUSPENSION FOR CAUSE

(a) If TXUN reasonably considers that the Alliance Service Provider is not performing the Services:

          (i)       safely;

          (ii)      in accordance with the Minimum Service Standards; or

          (iii)     in accordance with this Agreement,

          TXUN may, by written notice to the Alliance Service Provider, require the Alliance Service Provider to stop carrying out the Services or a part of the Services.

(b) If TXUN requires the Alliance Service Provider to stop carrying out the Services or a part of the Services under clause 23.1(a), TXUN must specify to the Alliance Service Provider the steps that must be taken by the Alliance Service Provider to perform the Services to TXUN's reasonable satisfaction.

(c) After the Alliance Service Provider has received notification from TXUN of the steps it must take to perform the Services to TXUN's reasonable satisfaction:

          (i) if the Alliance Services Provider promptly takes steps to perform the Services to the reasonable satisfaction of TXUN, TXUN must authorise resumption of the Services; or


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


          (ii) if the Alliance Service Provider does not promptly take steps to perform the Services to the reasonable satisfaction of TXUN, TXUN may, acting reasonably:

                    (A) withhold any payment that may be due to the Alliance Service Provider by TXUN until such time as the Alliance Service Provider demonstrates its willingness and ability to complete the Services in accordance with this Agreement to TXUN's satisfaction (which must not be unreasonable); and

                    (B) until TXUN is satisfied under clause 23.1(c)(ii)(A), TXUN may appoint another person to complete the Services on the conditions set out in clause 23.1(d).

(d) TXUN may only appoint another person to complete the Services under clause 23.1(c)(ii)(B) if:

          (i) the appointment of that person will not prejudice the Alliance Service Provider's ability to:

                    (A) convince TXUN under clause 23.1(c)(ii)(A) that it is willing and able to complete the Services; or

                    (B) resume the Services when TXUN is satisfied under clause 23.1(c)(ii)(A) that the Alliance Service Provider is willing and able to complete the Services;

          (ii) TXUN ensures that the person appointed by TXUN to perform those Services conforms to the prevailing work site practices and procedures which apply to the Alliance Service Provider, including industrial relations procedures; and

          (iii) TXUN ensures that the person appointed by TXUN to perform those Services does not impede or delay the Alliance Service Provider in the performance of any part of the Services which have not been suspended

(e) If the performance of a Service by the Alliance Service Provider is suspended in accordance with this clause 23.1, and this suspension significantly increases the time required for the performance of that Service, the Alliance Service Provider may apply for an alteration under clause 12.

23.2      SUSPENSION FOR CONVENIENCE

(a) TXUN may, by written notice to the Alliance Service Provider, require the Alliance Service Provider to stop carrying out the Services or a part of the Services.

(b) If the Alliance Service Provider receives notice under clause 23.2, the Alliance Service provider must, unless the notice requires otherwise:

          (i) immediately stop performances of the Services on the date and to the extent specified in the notice;


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


          (ii) place no further orders for material, services or facilities in relation to the Services it has stopped performing;

          (iii) enter into no further contracts with Subcontractors or equipment lessors in relation to the Services it has stopped performing;

          (iv) promptly make every reasonable effort to suspend, on terms satisfactory to TXUN, all orders, subcontracts and equipment lease agreements to the extent they related to the Services it has stopped performing; and

          (v) take any other reasonable step to minimise the costs associated with its ceasing to perform the Services.

(c) If the Alliance Service Provider complies with clause 23.2(b), TXUN must reimburse the Alliance Service Provider for all costs or liabilities reasonably incurred by the Alliance Service Provider, to the extent that these costs or liabilities directly result from the Alliance Service Provider complying with its obligations under clause 23.2(b).

(d) If the performance of a Service by the Alliance Service Provider is suspended in accordance with this clause 23.2, and the suspension significantly increases the time required for the performance of that Service, the Alliance Service Provider may apply for an alteration under clause 12.

23.3      RESUMPTION OF PERFORMANCE OF THE SERVICES

If, after directing the Alliance Service Provider to stop performing the Services, or part of the Services, under clause 23.1 or 23.2, TXUN directs the Alliance Service Provider to resume performance of the Services, the Alliance Service Provider must:

(a)       resume the performance of the Services as soon as reasonably possible;
          and

(b) if it wishes to make a claim for an alteration pursuant to clause 23.1(e) or 23.2(d), submit to TXUN a written statement setting out the details of that claim within 7 days of receiving the direction from TXUN to resume the performance of the Services.

--------------------------------------------------------------------------------
24.       WARRANTY OF MATERIALS
--------------------------------------------------------------------------------

Where in or towards the performance of the Services under this Agreement the Alliance Service Provider, or any Subcontractor, supplies any materials which are defective or not in accordance with competent workmanship or fitness for purpose, the Alliance Service Provider must, at no cost to TXUN:

(a)       promptly replace the materials or supply equivalent materials; or

(b)       promptly repair those materials.


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25.       REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

25.1      PARTIES' REPRESENTATIONS AND WARRANTIES

Each party represents and warrants to the other that as at the date of this
Agreement:

(a) all actions, conditions and things required to be taken, fulfilled and done by it in order to enable it to enter into, exercise its rights and perform and comply with its obligations under this Agreement have been done; and

(b) all Authorisations required for its entry into, exercise of its rights under, and performance and compliance with its obligations under this Agreement have been obtained.

25.2      YEAR 2000 WARRANTY

(a)       The Alliance Service Provider warrants that:

          (i) its supply of Services to TXUN under this Agreement will not be delayed, interrupted, restricted or prevented by:

                    (A) any production or administrative equipment including equipment containing embedded computer systems, programs, computer systems, records or any other services or goods related to the supply of the Services, other than such equipment, goods or services acquired from a TXU Company; or

                    (B) the Alliance Service Provider's business, other than that part of its business acquired from a TXU Company,

                    not being Year 2000 compliant.

          (ii) it has otherwise taken all steps necessary, and caused its third party suppliers and Subcontractors and other third parties on whom its business depends or is reliant (other than those Subcontractors and third parties who were suppliers of a business acquired by the Alliance Service Provider from a TXU Company) to take all steps necessary in relation to achieving Year 2000 Compliance, for the Alliance Service Provider to promptly perform its obligations under this Agreement.

(b) The Alliance Service Provider acknowledges that it will be fully accountable to TXUN for, and indemnify TXUN against, any damage, loss, liability or expense (including legal fees on a solicitor and own client cost basis) that TXUN may incur as a result of a breach of the warranty in clause 25.2(a).

(c) If the Alliance Service Provider is unable to perform its obligations in clause 25.2(a), it must immediately notify TXUN in writing and give TXUN the first priority in rectifying the Alliance Service Provider's business, operations, goods, services, equipment and systems in order


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


          to provide the Services to TXUN in accordance with this Agreement as soon as possible.

(d) Without limiting the other rights and remedies of TXUN, if the Alliance Service Provider is unable to maintain Year 2000 Compliance to TXUN's reasonable satisfaction within 7 days of a written notice from TXUN, TXUN may correct such deficiency at the cost of the Alliance Services Provider, directly or through another party, and this cost must not be:

          (i)       included in the Reimbursable Costs; or

          (ii) otherwise recovered by the Alliance Service Provider from TXUN.

25.3      BUSINESS ETHIC

(a) The Alliance Service Provider warrants that neither it nor any person or entity associated with it has, or during the term of this Agreement will:

          (i) provide or offer any compensation or benefit of any kind, including any gift or gratuity, other than:

                    (A)       advertising mementos of nominal value; or

                    (B)       reasonable business meals and business
                              entertainment,

                    to any employee of TXUN; or

          (ii) maintain or establish any undisclosed business affiliation that could constitute or give the appearance of a conflict of interest to TXUN.

(b) If, during the term of this Agreement, the Alliance Service Provider knows or becomes aware of a breach of the warranty in clause 25.3(a), the Alliance Service Provider must:

          (i)       immediately notify TXUN; and

          (ii) provide sufficient information for TXUN to take appropriate or corrective actions.

(c) The Alliance Service Provider must provide all reasonable assistance to TXUN in any investigation undertaken by TXUN into any suspected breach of the warranty in clause 25.3(a).

(d) If requested to do so by TXUN, the Alliance Service Provider must require its employees to give a warranty to TXUN in the form of the ethics and non-disclosure certification attached as Schedule 23.


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--------------------------------------------------------------------------------
26.       LIMITATION ON LIABILITY
--------------------------------------------------------------------------------

A party will not be liable to the other party or any of its Related Bodies Corporate in contract, tort, or on any other basis or in connection with any other Claim, for any consequential damages of any nature relating to the Services including:

(a)       lost profits or revenue;

(b)       loss of customer goodwill;

(c)       business interruption costs;

(d)       overhead costs;

(e)       lost profits;

(f)       costs of capital; or

(g)       loss of use of money.

--------------------------------------------------------------------------------
27.       INDEMNITIES AND RELEASES
--------------------------------------------------------------------------------

27.1      ALLIANCE SERVICE PROVIDER'S GENERAL INDEMNITY

(a) The Alliance Service Provider must indemnify and hold harmless TXUN and its Related Bodies Corporate, officers and employees:

          (i) for all damages, costs, claims, suits, liabilities, expenses, actions or injuries suffered or incurred by TXUN or any of its officers or employees as a consequence of any claims against TXUN to the extent to which any such claim is caused by or arises from:

                    (A) the negligence of the Alliance Service Provider in providing the Services; or

                    (B) a breach by the Alliance Service Provider of its obligations under this Agreement,

                    other than consequential losses; and

          (ii) from any fines, penalties and similar charges which may be imposed on TXUN by reason of the failure of the Alliance Service Provider to comply fully with any Authorisation, except to the extent to which failure was caused by the negligence or default of TXUN, except to the extent that TXUN recovers in respect of such losses under the Insurance Policies.


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


(b) The maximum liability of the Alliance Service Provider pursuant to the indemnity in clause 27.1(a) is the amount of $10,000,000.

27.2      THIRD PARTY CLAIMS

(a)       The Alliance Service Provider must use all reasonable endeavours:

          (i) to protect TXUN's interests with respect to claims by or against third parties; and

          (ii) to keep TXUN fully informed regarding incidents which give rise or may give rise to claims by or against third parties relating to any Services.

(b) The Alliance Service Provider must co-operate with TXUN and its insurers with respect to the handling of claims by or against third parties relating to any Services.

--------------------------------------------------------------------------------
28.       CONFIDENTIALITY
--------------------------------------------------------------------------------

28.1      DISCLOSURE WITH CONSENT

(a)       Except as provided in clause 28.2, each party must:

          (i)       keep all Confidential Information confidential; and

          (ii) not disclose any Confidential Information to any other person for any purpose without the prior written consent of the other party.

(b) Where a party seeks consent to make a disclosure of any Confidential Information, it must:

          (i) notify the other party of the content of the proposed disclosure and the identity of all persons to whom the disclosure is intended to be made; and

          (ii) ensure that the person to whom the disclosure is intended to be made agrees in writing on terms acceptable to the consenting party to keep the Confidential Information confidential.

28.2      DISCLOSURE ON CONDITIONS

Subject to the provisions of this clause 28, a party may, without obtaining the consent of the other party under clause 28.1, disclose Confidential Information which would otherwise require consent under that clause in any of the following circumstances and upon the following conditions:

(a)       to the extent required by applicable Laws;

(b) to the extent required by any securities commission having jurisdiction over that party, or by the rules of any stock exchange on which are listed the shares in the capital of that party or a Related Body Corporate of that party;


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


(c) to the extent that the information is at that time lawfully generally available to the public, other than as a result of a breach of this Agreement;

(d) to the extent required by an order of a court of competent jurisdiction for the purposes of any litigation or arbitration arising from this Agreement; or as required for the purposes of the Dispute Resolution Procedure;

(e) to a bank or other financial institution in connection with the organisation of the party's, or a Related Body Corporate of a party's, financial affairs including a bank or financial institution proposed as a syndicate member by a provider of financial accommodation to the party or the Related Body Corporate of the party;

(f) to a third person which has entered into, or is bona fide considering entering into, a contract with a party for the sale of substantially all of a party's assets; and

(g) to the employees, Subcontractors, directors, consultants, lawyers, auditors and other persons for the purposes of this Agreement, the performance of the Services, and the transactions contemplated by this Agreement.

28.3      ADVANCE NOTICE OF DISCLOSURE

A party must, whenever practicable and permitted by law, prior to making any disclosure pursuant to clauses 28.2(a), (b), or (d):

(a) advise the other party of the form and content of the proposed disclosure; and

(b) provide the other party with a reasonable opportunity to comment on the proposed disclosure.

28.4      CONFIDENTIALITY UNDERTAKING

A party must, prior to making any disclosure to a person pursuant to clauses 28.2(e) and (f), and to any Subcontractor or consultant permitted by clauses 28.2(g), require the person to whom it intends to make the disclosure to enter into a written undertaking in favour of, and in a form acceptable to, the parties to keep the Confidential Information to be disclosed confidential in accordance with clauses 28.1 and 28.2.

28.5      CONTINUING OBLIGATION

The obligations of confidentiality under this clause 28 will survive the termination of this Agreement, and each party must observe these obligations of confidentiality for two years from the Termination Date.

--------------------------------------------------------------------------------
29.       OWNERSHIP OF ASSETS AND INTELLECTUAL PROPERTY
--------------------------------------------------------------------------------

29.1      ELECTRICITY DISTRIBUTION NETWORK AND GAS DISTRIBUTION SYSTEM ASSETS

TXUN, or its Related Bodies Corporate will be the legal and beneficial owner of any:


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


(a) replacement Electricity Distribution Network assets or Gas Distribution System assets; or

(b) Electricity Distribution Network or Gas Distribution System extensions or expansions.

29.2      OTHER ASSETS PROVIDED BY TXUN

(a) TXUN is the sole and exclusive owner of all Manuals, lists, Maps, drawings, specifications, bills of quantities, calculations and other documents provided by TXUN to the Alliance Service Provider to enable the Alliance Service Provider to perform the Services;

(b) Subject to clause 28 and 29.2(c), during the term of this Agreement, the Alliance Service Provider may retain originals of all documents listed in clause 29.2(a), and may:

          (i)       use and reproduce such documents; and

          (ii)      allow other persons to use such documents,

          as necessary for the performance of the Services.

(c)       The Alliance Service Provider must:

          (i) ensure that any reproduction or use of documents under clause 29(b) does not provide commercial gain for a competitor of TXUN or its Related Bodies Corporate;

          (ii) ensure that the documents listed in clause 29.2(a), including the Manuals, are kept, at all times, current and up to date with respect of all relevant Laws, Regulatory Instruments, applicable practices and such other matters as TXUN reasonably requires, using all due care and skill in the preparation of such updates and ensuring the updates are of a high quality;

          (iii)     provide to TXUN:

                    (A) copies of all documents listed in clause 29.2(a) on the request of TXUN; and

                    (B) copies of all updates prepared pursuant to clause 29.2(c)(ii) immediately after those updates are prepared; and

          (iv) return the original documents listed in clause 29.2(a), including any updates to those documents prepared in accordance with clause 29.2(c)(ii), and any copies of those documents, to TXUN on the Termination Date in accordance with clause 22.1(b).


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


29.3      INTELLECTUAL PROPERTY DEVELOPED DURING AGREEMENT

(a) If during the term of this Agreement the Alliance Service Provider develops, creates, produces, discovers or first reduces to practice a concept, product or process (whether or not capable of being patented) pursuant to, or directly or indirectly relating to the Services:

          (i) that concept, product or process will become the joint property of TXUN and the Alliance Service Provider immediately upon being developed, created, produced, discovered or first reduced to practice; and

          (ii) TXUN and its Related Bodies Corporate and the Alliance Service Provider and its Related Bodies Corporate have the right to use, license or sell that concept, product or process.

(b) If TXUN requests in writing, the Alliance Service Provider must deliver to TXUN copies of any materials relating to the concepts, products or processes described in clause 29.3(a).

29.4      USE OF INTELLECTUAL PROPERTY

(a) The Alliance Service Provider must obtain, either from Governmental Agencies or other persons, permission to use any intellectual property which may be required for the Alliance Service Provider to perform the Services, including obtaining all necessary licenses or government approvals.

(b) TXUN must provide all reasonable assistance to the Alliance Service Provider to enable it to comply with its obligation under clause 29.4(a).

(c)       The Alliance Service Provider must:

          (i) indemnify and hold harmless TXUN and its Related Bodies Corporate, officers and employees from and against; and

          (ii) at TXUN's option, defend TXUN and its Related Bodies Corporate, officers and employees against,

          any and all fines, penalties, losses, liabilities, damages, costs (including reasonable legal fees and court costs) arising out of or incurred as a direct or indirect result of, any alleged or actual infringement or violation by the Alliance Service Provider, of any right, or alleged right, relating to intellectual property, other than intellectual property provided by TXUN which the Alliance Service Provider is required to use under this Agreement.

(d) Any fine, penalty, loss, liability, damage or cost referred to in clause 29.4(c) must not be included in the Reimbursable Costs or otherwise recovered from TXUN.

(e) If any successful claim in relation to infringement of an intellectual property right is brought against TXUN or the Alliance Service Provider, the Alliance Service Provider must avoid any further possible infringement of that intellectual property right by the least costly and most appropriate means necessary, including by:


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


          (i)       using alternative methods of performing the Services; or

          (ii) obtaining the required permission to use the that intellectual property right.

--------------------------------------------------------------------------------
30.       USE OF TXU COMPANIES' MARKS
--------------------------------------------------------------------------------

(a) The Alliance Service Provider must display a trademark of TXUN or any of its Related Bodies Corporate, as directed by TXUN and in the form approved by TXUN, on equipment and vehicles used in the performance of the Services and the apparel of employees used in the performance of the Services.

(b)       TXUN must ensure that:

          (i)       it provides; or

          (ii)      it ensures that its Related Body Corporate provides,

          the Alliance Service Provider with a royalty free licence to use any trademark owned by it or its Related Body Corporate, that TXUN has directed the Alliance Service Provider to display under clause 30(a).

(c) The Alliance Service Provider may display its own trademark on the equipment, vehicles and apparel referred to in clause 30(a), but, in doing so, must comply with any directions given by TXUN in relation to the size or position of that trademark.

(d) Even if TXUN has given a direction under clause 30(a), the Alliance Service Provider must not display a trademark of TXUN or its Related Bodies Corporate on any document, sign or promotional material without the express approval of TXUN.

(e) For the avoidance of doubt, the Alliance Service Provider will not have any right, title or interest in any trademark owned by TXUN or its Related Bodies Corporate, which TXUN directs the Alliance Service Provider to display under clause 30(a).

--------------------------------------------------------------------------------
31.       ENVIRONMENT
--------------------------------------------------------------------------------

31.1      ENVIRONMENTAL REQUIREMENTS

(a) The Alliance Service Provider must provide the Services so as to minimise any adverse impact on natural resources and the environment.

(b)       In performing the Services, the Alliance Service Provider must:

          (i) comply with all Environmental Laws and/or standard operating practices notified by TXUN in relation to the environment or the Work Sites; and

          (ii) obtain and maintain ISO 14001 accreditation within a reasonable time of the Commencement Date.


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


(c) The Alliance Service Provider must immediately notify TXUN in writing if the Alliance Service Provider directly or indirectly knows that it, or any person performing any of the Services for it or on its behalf, is not or may not be complying with the requirements of clauses 31.1(a) and 31.1(b).

(d) If requested in writing by TXUN, the Alliance Service Provider must immediately make available to TXUN all information under the Alliance Service Provider's control relating to:

          (i)       its efforts to comply with clauses 31.1(a) and 31.1(b); and

          (ii) information pertaining to any hazardous substance used in or in connection with the Services.

31.2      DISCOVERY OF HAZARDOUS SUBSTANCE

(a) If, during the performances of the Services or at a Work Site, the Alliance Service Provider unexpectedly finds a reportable quantity of any substance which the Alliance Service Provider reasonably believes is a hazardous substance, the Alliance Service Provider must stop work immediately and notify TXUN and any Government Agency who is required by law to be notified of that discovery.

(b) If the Alliance Service Provider stops work in accordance with clause 31.2(a), it must not resume work until it is directed in writing by TXUN to do so.

31.3      ENVIRONMENTAL AUDIT

The Alliance Service Provider must permit periodic environmental audits to be conducted by TXUN or a nominee of TXUN, of the Services performed under this Agreement.

--------------------------------------------------------------------------------
32.       PUBLICITY
--------------------------------------------------------------------------------

(a) The Alliance Service Provider must not, and must ensure that its Subcontractors do not:

          (i) release any information in relation to this Agreement or the Services for publication, advertising or any other purpose; or

          (ii) use the name of TXUN or any of its Related Bodies Corporate in any publication, advertisement or promotion,

          without the prior written approval of TXUN.

(b)       TXUN must not unreasonably withhold its approval under clause 32(a).

(c) The Alliance Service Provider may, and may allow its Subcontractors to, release information in relation to this Agreement or the Services without obtaining the consent of TXUN under clause 32(a) if the release of information is required by:

          (i)       applicable Laws; or

          (ii) any securities commission having jurisdiction over the relevant entity; or

          (iii) the rules of any stock exchange on which are listed the shares in the capital of that entity or a Related Body Corporate of that entity.

--------------------------------------------------------------------------------
33.       TAXES
--------------------------------------------------------------------------------

33.1      ALLIANCE SERVICE PROVIDER TO COMPLY WITH TAX LAWS

The Alliance Service Provider must comply with all federal, state or municipal laws, rules and regulations regarding Taxes and the payment of Taxes including, without limitation stamp duty, withholding taxes, income tax and goods and services tax (as set out in clause 14.3).

33.2      GST

For the avoidance of any doubt, all consideration payable by TXUN to the Alliance Service Provider under this Agreement is exclusive of GST. To the extent that any of the goods or services supplied under this Agreement are a taxable supply for the purposes of GST, and the Alliance Service Provider has a liability under the applicable legislation for the provision of that supply, the Alliance Service Provider may pass on the applicable Goods and Services Tax amount less any input tax credits claimed by it in respect of the goods and services the subject of the Reimbursable Costs to TXUN and this amount will form part of the Reimbursable Costs under this Agreement.

--------------------------------------------------------------------------------
34.       INTEREST
--------------------------------------------------------------------------------

(a)       A party must pay to the other party interest on all amounts which are:

          (i) due and payable by it to the other party under this Agreement; and

          (ii)      unpaid,

          (an "Unpaid Sum"), at the rate which is equivalent to the aggregate (expressed as a percent per annum) of 3% plus the rate of interest quoted by the ANZ Bank as its 90 day benchmark lending rate at or about 10:00 am on the date on which interest is so determined under clause 34(b).

(b)       The interest is determined for the purposes of clause 34(a):

          (i) first, on (or with effect from) the date on which the amount referred to in clause 34(a) was due; and

          (ii) thereafter, on the first Business Day of each month after the date referred to in clause 34(b)(i) for which (or for part of which) such amount remains unpaid.

(c) Interest payable under clause 34(a) accrues daily and is payable by a party:

          (i)       on demand by the party to whom the Unpaid Sum is due; and

          (ii) if there is no demand by the party to whom the Unpaid Sum is due, on the last day of each calendar month.

(d) If interest payable under clause 34(a) is not paid when due, that interest payment will itself bear interest in accordance with this clause 34.

--------------------------------------------------------------------------------
35.       REPRESENTATIVE
--------------------------------------------------------------------------------

35.1      TXUN'S REPRESENTATIVE

(a) TXUN must appoint, and maintain the appointment of, a senior manager as its Representative who (or whose delegate) must:

          (i) act on behalf of TXUN in connection with all matters concerning this Agreement; and

          (ii) be able to give, on behalf of TXUN, any approval or instructions which may be required from TXUN under this Agreement.

(b) Any approval or instructions given by TXUN's Representative is deemed to be the approval of TXUN and binds TXUN for all purposes in connection with this Agreement.

35.2      ALLIANCE SERVICE PROVIDER'S REPRESENTATIVE

The Alliance Service Provider must appoint, and maintain the appointment of, a senior manager as its Representative who, (or whose delegate) must:

(a) act on behalf of the Alliance Service Provider in connection with all matters concerning this Agreement; and

(b) be responsible for ensuring that the Services are performed by the Alliance Service Provider in accordance with this Agreement.

35.3      CHANGE OF REPRESENTATIVE

A party must inform the other party in writing of any change in the identity of its Representative forthwith upon such a change taking effect.

35.4      RELIANCE ON REPRESENTATIVE

A party may rely on any communication signed on behalf of the other party by its Representative without inquiring as to its authenticity or checking its accuracy.

--------------------------------------------------------------------------------
36.       NOTICES
--------------------------------------------------------------------------------

36.1      REQUIREMENTS

All notices must be:

(a)       in legible writing and in English;

(b) addressed to the recipient at the address or facsimile number set out below or to any other address or facsimile number that a party may notify to the other:

          to TXUN:
          Address:
          Level 17, 452 Flinders Street Melbourne 3000

          Attention:
          Company Secretary
          Facsimile no:
          9229 6112

          to the ALLIANCE SERVICE PROVIDER:
          Address:
          Level 7, 100 Arthur Street North Sydney 2060

          Attention:
          Company Secretary
          Facsimile no:
          9963 9691

(c) signed by the party or, where the sender is a company, by a Representative or a member of the Alliance Board or Operating Management Team; and

(d) sent to the recipient by hand, prepaid post (airmail if to or from a place outside Australia) or facsimile.

36.2      RECEIPT

Without limiting any other means by which a party may be able to prove that a notice has been received by the other party, a notice will be considered to have been received:

(a)       if sent by hand, when left at the address of the recipient;

(b) if sent by pre-paid post, 3 days (if posted within Australia to an address in Australia) or 10 days (if posted from one country to another) after the date of posting; or

(c) if sent by facsimile, on receipt by the sender of an acknowledgment or transmission report generated by the sender's machine indicating that the whole facsimile was sent to the recipient's facsimile number;

but if a notice is served by hand, or is received by the recipient's facsimile, on a day that is not a Business Day, or after 5:00 pm on a Business Day, the notice will be considered to have been received by the recipient at 9.00 am on the next Business Day.

--------------------------------------------------------------------------------
37.       GUARANTEE OF ALLIANCE SERVICE PROVIDER'S OBLIGATIONS
--------------------------------------------------------------------------------

37.1      GUARANTOR ACKNOWLEDGES RECEIVING CONSIDERATION

(a) The Guarantor gives the guarantee and indemnity contained in this clause 37 in consideration of TXUN agreeing to enter into this Agreement at the request of the Guarantor.

(b) The Guarantor acknowledges the receipt of valuable consideration from TXUN for the Guarantor incurring obligations and giving rights under this clause 37.

37.2      GUARANTEE

(a) The Guarantor unconditionally and irrevocably guarantees to TXUN the due and punctual performance and observance by the Alliance Service Provider of the Alliance Service Provider's obligations under or in connection with this Agreement, including all obligations to pay money.

(b) If the Alliance Service Provider does not comply with its obligations under or in connection with this Agreement, including all obligations to pay money, the Guarantor must immediately comply with those obligations on the written request of TXUN.

37.3      INDEMNITY

(a) The Guarantor unconditionally and irrevocably indemnifies TXUN against all Claims arising from or incurred in connection with the Alliance Service Provider's breach or failure to comply with any of its obligations under this Agreement, including a breach of an obligation to pay money.

(b) TXUN may enforce the right of indemnity in clause 37.3(a) even if TXUN has not yet incurred an expense or made a payment.

(c)       The Guarantor agrees that:

          (i) the indemnity contained in clause 37.3(a) is a separate and distinct obligation and must not be restrictively interpreted by reason of the guarantee in clause 37.2; and

          (ii) its liability under clause 37.3(a) is that of principal debtor.

37.4      NO REQUIREMENT TO COMMENCE PROCEEDINGS

The Guarantor waives any right it may have of first requiring TXUN to commence proceedings or enforce any other right against the Alliance Service Provider or any other person before claiming under this clause 37.


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


37.5      CONTINUING SECURITY

This guarantee and indemnity in this clause 37:

(a)       is a continuing security;

(b)       is not discharged by any one payment; and

(c) will remain in full force and effect until all of the obligations of the Alliance Service Provider under this Agreement are satisfied in full.

37.6      RIGHTS UNAFFECTED

(a) The liabilities of the Guarantor under this clause 37 as a guarantor, indemnifier or principal debtor and the rights of TXUN under this clause 37 are not affected by anything which might otherwise affect them at law or in equity including, but not limited to, one or more of the following:

          (i) TXUN granting time or other indulgence to, compounding or compromising with or releasing the Alliance Service Provider;

          (ii) acquiescence, delay, acts, omissions or mistakes on the part of TXUN;

          (iii)     any transfer of a right of TXUN;

          (iv) the termination, recission, variation or assignment of this Agreement;

          (v) the invalidity or unenforceability of an obligation or liability of a person other than the Guarantor; or

          (vi) the Guarantor not executing or not executing effectively this guarantee and indemnity.

(b) For the avoidance of doubt, the obligations of the Guarantor pursuant to this clause 37 will not be greater than the obligations of the Alliance Service Provider under or in connection with this Agreement.

37.7      RESTRICTIONS ON GUARANTOR

Until all moneys payable to TXUN in connection with this Agreement are paid in full, the Guarantor must not, without the prior written approval of TXUN:

(a) raise a set-off or counterclaim available to it or the Alliance Service Provider against TXUN in reduction of its liability under this clause 37;

(b) claim to be entitled by way of contribution, indemnity, subrogation, marshalling or otherwise to the benefit of any security or guarantee held by TXUN in connection with this Agreement;

(c)       make a claim or enforce a right against a TXU Company or its property;
          or

(d)       prove in competition with a TXU Company if:

          (i) a liquidator, provisional liquidator, receiver, administrator or trustee in bankruptcy is appointed for the Alliance Service Provider; or

          (ii) the Alliance Service Provider is otherwise unable to pay its debts when they fall due.

37.8      VOID PAYMENTS

If a claim that a payment to TXUN in connection with this Agreement or this clause 37 is void or voidable (including, but not limited to, a claim under the laws relating to liquidation, administration, insolvency, or protection of creditors) is upheld, conceded or compromised, TXUN is entitled immediately as against the Guarantor to the rights to which it would have been entitled under this clause 37 if the payment had not occurred.

37.9      ASSIGNMENT OF RIGHTS

TXUN may assign its rights under this clause 37.

37.10     TXUN'S EXPENSES

(a) The Guarantor must pay or reimburse TXUN on demand for TXUN's costs, charges and expenses in making, enforcing and doing anything in connection with this clause 37 including, but not limited to, legal costs and expenses on a full indemnity basis.

(b) Money paid by the Guarantor under this clause 37 must be applied first against payment of costs, charges and expenses under clause 37.10(a) and then against other obligations under this clause 37.

37.11     PAYMENT IN GROSS

All moneys payable by the Guarantor under this clause 37 must be:

(a)       paid in full without set-off or counterclaim; and

(b) free and clear of any present or future taxes, deduction or withholding of any kind.

37.12     NO REPRESENTATIONS BY A TXU COMPANY

The Guarantor agrees that it has not executed this Agreement as a result of, by reason of, or in reliance upon, any warranty, representation or information of any kind whatsoever given by or on behalf of a TXU Company, its Related Bodies Corporate or any of their respective directors, officers, employees, agents or advisers.

--------------------------------------------------------------------------------
38.       GENERAL PROVISIONS
--------------------------------------------------------------------------------

38.1      ENTIRE AGREEMENT

This Agreement is the entire agreement of the parties about the subject matter of this Agreement and supersedes all other representations, negotiations, arrangements, understandings or agreements and all other communications.

38.2      COSTS

Each party must pay its own costs in respect of the negotiation, preparation and execution of this Agreement and the documents and transactions contemplated by this Agreement.

38.3      ASSIGNMENT

(a) TXUN may, in its absolute discretion, assign, create an interest in or deal in any other way with any of its rights under this Agreement if the person to whom the rights are to be assigned or transferred:

          (i) agrees to be bound by the obligations of TXUN in respect of this Agreement; and

          (ii) has demonstrated expertise in Australia or overseas in the ownership or operation of a gas distribution system or electricity distribution network.

(b) The Alliance Service Provider must not assign, create an interest in or deal in any other way with any of its rights under this Agreement without the prior written consent of TXUN, except as set out in clause 38.3(e) and (f).

(c) TXU may assign, create an interest in or deal in any other way with any of its rights under this Agreement with the prior written consent of TXUN.

(d) A party must not unreasonably withhold or delay its written consent to the other party's request to assign, create an interest in or deal in any other way with any of its rights under this Agreement.

(e)       A party may:

          (i) charge, pledge, mortgage or assign its rights or interest under this Agreement by way of security; and

          (ii) assign to the chargee, pledgee or mortgagee any money due or to become due under this Agreement.

(f) A party may assign and novate its rights and obligations under this contract to a Related Body Corporate.

(g) This Agreement will be binding on and inure to the benefit of a party and its successors and permitted assigns.

(h)       A party must:

          (i) acknowledge in writing, on the reasonable request of the other party:

                    (A)       any permitted assignment under this clause 38.3;
                              and

                    (B) the right of a permitted assignee to enforce this Agreement against it; and

          (ii) on the reasonable request of a permitted assignee, deliver any certificates and copies of corporate documents relating to this Agreement.

38.4      INDEMNITIES

The indemnities in this Agreement are:

(a) continuing, separate and independent obligations of the parties from their other obligations and survive the termination of this Agreement; and

(b) absolute and unconditional and unaffected by anything that might have the effect of prejudicing, releasing, discharging or affecting in any other way the liability of the party giving the indemnity except to the extent that a party recovers in respect of the losses the subject of the indemnities under the Insurance Policies.

38.5      INVALID OR UNENFORCEABLE PROVISIONS

If a provision of this Agreement is invalid or unenforceable in a jurisdiction:

(a) it is to be read down or severed in that jurisdiction to the extent of the invalidity or unenforceability; and

(b)       that fact does not affect the validity or enforceability of:

          (i)       that provision in another jurisdiction; or

          (ii)      the remaining provisions.

38.6      WAIVER AND EXERCISE OF RIGHTS

(a) A waiver by a party of a provision of or of a right under this Agreement is binding on the party granting the waiver only if it is given in writing and is signed by the party or an Representative of the party granting the waiver.

(b) A waiver is effective only in the specific instance and for the specific purpose for which it is given.

(c) A single or partial exercise of a right by a party does not preclude another exercise of that right or the exercise of another right.

(d) Failure by a party to exercise or delay in exercising a right does not prevent its exercise or operate as a waiver.

38.7      AMENDMENT

This Agreement may be amended only by a document signed by both parties.

38.8      RIGHTS CUMULATIVE

The rights, remedies and powers of the parties under this Agreement are cumulative and do not exclude any other rights, remedies or powers.

38.9      CONSENTS AND APPROVALS

Each party must do all things necessary to give full effect to this Agreement and the transactions contemplated by this Agreement.

38.10     GOVERNING LAW

This Agreement is governed by the laws of Victoria.

38.11     JURISDICTION

Each party irrevocably and unconditionally:

(a)       submits to the non-exclusive jurisdiction of the courts of Victoria;
          and

(b) waives, without limitation, any claim or objection based on absence of jurisdiction or inconvenient forum.

38.12     SURVIVAL OF CERTAIN PROVISIONS

(a)       Clauses 5.3(a), 17, 22.4, 24, 25, 27, 28 29.3(c), 37 and 39 survive the termination of this Agreement.

(b) If this Agreement or performance of this Agreement is rescinded or terminated, no party is liable to the other parties except:

          (i)       under clauses 5.3(a), 17, 22.4, 24, 25, 27, 28, 29.3(c), 37 and 39; or

          (ii) in respect of any breach of this Agreement occurring before rescission or termination.

--------------------------------------------------------------------------------
39.       DISPUTE RESOLUTION
--------------------------------------------------------------------------------

39.1      PARTIES NOT TO TAKE LEGAL ACTION

If a Dispute arises a party may not commence any court or arbitration proceedings relating to the Dispute, except to seek urgent interlocutory relief, unless it has complied with this clause 39.

39.2      NEGOTIATION OF DISPUTE

(a) A party claiming that a Dispute has arisen must give written notice to the other party:

          (i)       specifying the nature of the Dispute; and

          (ii) requesting that the Operating Management Team meet to resolve the Dispute;

(b) On receipt of a notice from a party pursuant to clause 39.2(a), the other party must cooperate with that party to ensure that the Operating Management Team meets to resolve the Dispute within 10 Business Days.

(c)       If:

          (i) the Dispute has not been resolved within 10 Business Days of the meeting of the Operating Management Team in accordance with clause 38.2(b); or

          (ii) the Operating Management Team does not meet within 10 Business Days after one party has received a notice from the other party under clause 39.2(a),

          each party must cooperate with the other party to ensure that the Alliance Board meets to resolve the Dispute within a further 10 Business Days.

(d)       If:

          (i) the Dispute has not been resolved within 10 Business Days of the meeting of the Alliance Board in accordance with clause 39.2(c); or

          (ii) the Alliance Board does not meet within the time limit specified in clause 39.2(c),

          each party must refer the Dispute to its chief executive officer, and the chief executive officer of each party must meet to resolve the Dispute within a further 10 Business Days.

(e) If the Dispute has not been resolved within 10 Business Days of the meeting of the chief executive officers pursuant to clause 39.2(d), the parties must appoint the non-binding mediation services of a mediator:

          (i)       agreed by the parties; or

          (ii) if the parties do not agree, appointed by the President of the Law Institute of Victoria,

          to assist in the resolution of the Dispute by the chief executive officers.

(f)       If:

          (i) the parties do not agree to appoint a mediator pursuant to clause 39.2(e); or

          (ii) the Dispute is not satisfactorily resolved with the assistance of the mediator appointed pursuant to clause 39.2(e),

          then:

          (iii) if the Dispute is in relation to clauses 12.3(a), 12.3(b)(v), 12.4, 14.2, 14.3, 14.5, 16.6 and 18.1(c) of this
                    Agreement, either party may give notice to the other party that the dispute is to be resolved by an Independent Expert in accordance with clause 39.3; and

          (iv) if the Dispute is not in relation to clauses 12.3(a), 12.3(b)(v), 12.4, 14.2, 14.3, 14.5, 16.6 or 18.1(c) of this
                    Agreement, this Agreement and the provision of Services under this Agreement continue to operate unchanged.

39.3      INDEPENDENT EXPERT

(a) If a party gives notice to the other party under clause 39.2(f)(iii), the parties must, within 5 Business Days. agree on a person who has the qualifications set out in clause 39.3(c) for the purposes of acting as Independent Expert under this clause.

(b) If the parties are unable to agree in accordance with clause 39.3(a), either party may request that the President of the Institute of Chartered Accountants in Victoria nominates a person who has the qualifications set out in clause 39.3(c) to act as Independent Expert under this clause.

(c)       The Independent Expert must be a person:

          (i)       independent of both parties; and

          (ii) who has appropriate qualifications and experience in the subject matter of the Dispute to settle the Dispute.

(d) If the Independent Expert agreed by the parties under clause 39.3(a) or nominated by the President of the Institute of Chartered Accountants in Victoria under clause 39.3(b) accepts the appointment as Independent Expert, that person must act as Independent Expert to resolve the Dispute in accordance with this clause 39.3.

(e) The Independent Expert must act as expert and not as arbitrator in resolving the Dispute and the provisions of the Commercial Arbitration Act 1984 (Vic) do not apply.

(f) The decision of the Independent Expert in relation to the Dispute will be final and binding on the parties.

(g) A party must provide all reasonable assistance to the Independent Expert for the purposes of resolving the Dispute, including:

          (i) providing the Independent Expert with any documents or information requested by the Independent Expert; and

          (ii)      complying with all reasonable requests of the Independent
                    Expert.

(h) The Independent Expert must decide on which party, or in what proportions each party, will pay the costs of the Independent Expert resolving a Dispute in accordance with this clause 39.3.

(i) A party must pay the costs of the Independent Expert as decided by the Independent Expert under clause 39.3(h).

EXECUTED as an agreement.


THE COMMON SEAL of                       )
WESTAR PTY LTD                           )
was affixed to this document             )
in the presence of:                      )



------------------------------------   ----------------------------------------
Signature of director                  Signature of director/secretary



------------------------------------   ----------------------------------------
Name of director (please print)        Name of director/secretary (please print)



THE COMMON SEAL of                       )
EASTERN ENERGY LIMITED                   )
was fixed to this document               )
in the presence of:                      )



------------------------------------   ----------------------------------------
Signature of director                  Signature of director/secretary



------------------------------------   ----------------------------------------
Name of director (please print)        Name of director/secretary (please print)



THE COMMON SEAL of                       )
TXU NETWORKS PTY LTD                     )
was affixed to this document             )
in the presence of:                      )



------------------------------------   ----------------------------------------
Signature of director                  Signature of director/secretary



------------------------------------   ----------------------------------------
Name of director (please print)        Name of director/secretary (please print)

THE COMMON SEAL of                       )
AKAMON PTY LTD                           )
was fixed to this document               )
in the presence of:                      )



------------------------------------   ----------------------------------------
Signature of director                  Signature of director/secretary



------------------------------------   ----------------------------------------
Name of director (please print)        Name of director/secretary (please print)

THE COMMON SEAL of                       )
TENIX PTY LTD                            )
was fixed to this document               )
in the presence of:                      )



------------------------------------   ----------------------------------------
Signature of director                  Signature of director/secretary



------------------------------------   ----------------------------------------
Name of director (please print)        Name of director/secretary (please print)

                                   SCHEDULE 1
                   MAP OF THE ELECTRICITY DISTRIBUTION NETWORK


                                [GRAPHIC OMITTED]

                                   SCHEDULE 2
               DESCRIPTION OF THE ELECTRICITY DISTRIBUTION NETWORK

(a)  Conductor & Poles

     The TXU Companies own and operate an electrical distribution network consisting of approximately 35,500 kms of overhead conductor and 4,340 kms of underground cable. The network operating voltages are 66kV, 22kV, 11kV, 6.6kV and 240/415V with approximately 466,000 cross-arm structures associated with its network.

     The overhead network includes approx 325,000 poles of which 64% are wood, 34% are concrete and 2% are steel.

(b)  Transformers

     There are approx 43,100 distribution transformers connected to the system which vary in size from 10kVA to 2000kVA and consist of pole mounted, ground type, kiosk and indoor constructions. There are also a limited number of Automatic Voltage Regulators (AVRs). There are 102 zone substation transformers that transform 66kV to 22kV,11kV or 6.6kV.

     Associated with power measurement and protection are approx 714 Current Transformers (CTs) and 268 Voltage Transformers (VTs). These CT and VT installations consist of both 66kV and 22kV and are found primarily within the zone substations, however several are also located within the distribution system for High Voltage customer installations.

(c)  Meters & Services

     There are approx 500,000 electrical customers associated with the network, with the same number of meters and services. The 500,000 meters and services are a combination of single phase and multiphase installations with 21% serviced underground and 79% overhead.

(d)  Switches

     Dispersed through the zone substation and distribution system are approx 6650 high voltage switches that allow flexible operation of the network configuration.

(e)  Circuit Breakers & ACRS

     Dispersed through the zone substations there are approx 686 Circuit Breakers rated at 66kV and 22kV along with approx 568 Auto Circuit Reclosers rated at 12.7kV and 22kV on the distribution system. These devices are an integral part of the discriminated protection system that supports the network's quality and reliability of supply.

(f)  Public Lights

     Public Lighting is an important focus for the TXU Companies' customers and the network has approx 95,800 public lights incorporated with its network. Of these lights, 24% are located on major roads while 76% are located within the residential areas.

                                   SCHEDULE 3
                       MAP OF THE GAS DISTRIBUTION SYSTEM


                                [GRAPHIC OMITTED]

                                   SCHEDULE 4
                   DESCRIPTION OF THE GAS DISTRIBUTION SYSTEM

(a)  Pipelines and Mains

     The TXU Companies own and operate approximately 196km of transmission pressure pipelines in metropolitan and country areas. These pipelines transport gas from GPU Gasnet Pty Ltd's gas transmission system to Westar's gas distribution system and operate at pressures between 515 kPa. and 2800 kPa. Transmission pipelines consist of 182 Km. of `licensed' pipelines operating at above 1,050 kPa. and 14 Km. of `unlicensed' pipelines operating between 515 to 1,050 kPa. Some pipe-work owned by Westar within City Gates operates at pressures up to 7,000 kPa.

     Westar's gas distribution system includes approx 7,400 Km. of mains, of which 61% operate at high pressure, 28% at low pressure and 11% at medium pressure. The high-pressure system operates at up to 515 kPa. and comprises steel and polyethylene pipes. The medium pressure system operates at up to 210kPa. and comprises steel, cast iron and polyethylene pipes. The low-pressure system operates at up to 7 kPa. and comprises steel, cast iron, polyethylene and PVC pipes.

(b)  Gas Services

     There are approx 378,000 gas services supplying domestic, commercial and industrial customers. Approx. 200,000 of these services are high pressure (of which 116,000 are polyethylene) with the balance being low or medium pressure services constructed using a variety of materials.

(c)  Meters and Regulators

     There are approx 416,000 installed meters, of which 98% are standard domestic meters, with a capacity of approx 6 cubic metres per hour. All domestic meters are diaphragm type construction and approximately 60% were manufactured since 1985.

     There are 7,800 larger capacity meters that are used by the TXU Companies for industrial and commercial applications of which 96% have a diaphragm style construction. The remainder of the TXU Companies' installed industrial/commercial meters, comprise approx 181 rotary, positive-displacement meters and 164 turbine meters. There are approximately 1,250 industrial and commercial meter regulator sites operating at pressures greater that 1.1kPa.

     Currently, all industrial and commercial meters are removed from the field and refurbished after every ten years of service. Larger industrial/commercial installations can include multiple regulators and sophisticated instrumentation. The TXU Companies have approx 208 consumer sites with installed flow computers, of which 27 are accessed by telemetry systems.

     The Gas Distribution Code has extended the life of domestic meters in the field from 10 years to 15 years. Currently, these meters and comparable types of meters can be left in the field if the sample passes annual tests for compliance within the statutory limits.

(d)  City Gates and Field Regulators

     Westar's gas distribution system includes 94 field regulators, 33 city gates, 18 heaters and 467 licensed valves. All field regulators are in below ground pits. All city gates are above ground.

(e)  District Regulators

     Westar's gas distribution system includes 139 district regulators, which are used to supply gas into low-pressure networks from the high and medium pressure systems.

     These regulator installations are located in the older reticulated areas and may be installed in either above ground kiosks or below ground pits.

(f)  SCADA

     The S.C.A.D.A (Supervisory Control and Data Acquisition) system, uses Remote Terminal Units (RTUs) to monitor and/or control the operation of 40% of the transmission and high pressure distribution systems. The system comprises 19 controlled city gate/field regulator sites and 80 monitored sites. Under the current contract, Westar can terminate the provision of this service from VENCorp by issuing twelve months notice, on or after 24 February 2000. The SCADA system is operated from the Fitzroy Control Centre.

(g)  T.L.P Gas Plant (Colac)

     TXUN currently operates a Tempered Liquefied Petroleum Gas plant at Colac. The plant produces TLPG by mixing liquefied petroleum gas (LPG) with air. The plant contains LPG and TLP storage vessels, gas holder, gas mixers, compressors, vaporisers and other equipment and is controlled by sophisticated programmable logic control systems (PLCs).

(h)  Land and Buildings

     Westar has a number of freehold properties in various centres located throughout Victoria.

     The major gas sites are Ardeer, Geelong, Ballarat, Bendigo and Warnambool. These centres are shown in Schedule 3, and are used for offices, depots, LPG plant, storage, workshops and vehicle garaging, as well as for distribution system infrastructure such as meters, regulators and city gates.

(i)  Leases and Licences - Sites

     Westar has 35 other gas sites leased or licensed from other parties on which there are gas assets. None of the sites have buildings other than those required to protect above ground regulators.

     The TXU Companies have access to shared sites with GPU GasNet and other industry parties where custody transfer stations are located, and also with the Melbourne Water Authority on which other assets exist.

(j)  Easements

     Westar has 103 easements covering gas transmission pressure pipelines and 335 miscellaneous gas easements. Westar also has 43 `Consents to Lay', which are used in instances where an easement is considered an `excessive interest' such as, where a main is to be installed along an alignment and planned to become a road reserve in the future. There are also 160 other land interests associated with gas activities currently managed by the TXU Companies.

     Westar has extensive easement rights associated with sub-transmission and distribution lines, both overhead and underground.

                                   SCHEDULE 5
                   ELECTRICITY DISTRIBUTION NETWORK OPERATIONS
                            AND MAINTENANCE SERVICES

(a)  Fault & Emergency Work

     Work performed on the Electricity Distribution Network where supply has been interrupted, or assets damaged or rendered unsafe by breakdown, making immediate operations and/or repairs necessary.

     INCLUDES:

     o    Faults on the sub-transmission assets
     o    All operating associated with the fault or emergency
     o    Attendance at:
          - electrical accidents
          - supply failures to customers
          - shocks or facilities fires
          - high voltage injections
          - emergency tree clearing

     EXCLUDES:

     o    Prearranged work of any kind
     o    Maintenance of public lighting
     o    Asset replacement of any kind

(b)  System Operations

     Electrical operation of the High Voltage distribution and sub-transmission network associated with preparation for prearranged work.

     INCLUDES:

     o    Switching and patrolling

     EXCLUDES:

     o    Operating related to specific Capital Projects.

(c)  Overhead Line Maintenance

     Maintenance of both High Voltage and Low Voltage lines including all associated support hardware.

     INCLUDES:

     o    Maintenance of all pole, cross-arm and conductor hardware <$500
     o Work on television and radio interference (investigation and correction)

     EXCLUDES:

     o    Inspections and Vegetation management
     o    Asset replacement

     o    Maintenance of all pole, cross-arm and conductor hardware >$500

(d)  Voltage Complaints

     Work involved in the investigation, validation and correction of all voltage complaints (quality of supply).

     INCLUDES:

     o    Customer management
     o    Measurement device installation and data analysis
     o    Construction activity to rectify problem

     EXCLUDES:

     o    Capital activity

(e)  High Voltage Installation Maintenance

     Maintenance of distribution substations, switches, voltage regulators and automatic circuit reclosers.

     INCLUDES:

     o Inspection, testing and maintaining of the high voltage assets and their associated protective apparatus.
     o    Maintenance of site including fences and cleaning
     o    Replacement of high voltage apparatus where the value is <$500

     EXCLUDES:

     o    Transformer Upgrades and replacements
     o    Maintenance of high voltage apparatus where the value is >$500

(f)  Line/Pole Inspection/Treatment

     All inspection, testing and treatment of sub-transmission, distribution and private overhead power lines.

     INCLUDES:

     o    Management of the inspection process and resources
     o    Pole preserving chemical treatment of poles

(g)  Vegetation Management

     Tree cutting, undergrowth control and waste disposal connected with sub-transmission and distribution system line clearing in accordance with the Electricity Safety Act 1998 (Act) and the Code of Practice for Powerlines Clearance (Vegetation) 1996 (Code)

     INCLUDES:

     o Management of the Vegetation process within the contracted guidelines, including planning and management of resources to achieve planned targets as well as any special additional requirements.

(h)  Meter Maintenance

     Prearranged Maintenance of TXUN meters (Gas & Electric), services & time switches providing supply to customers' premises.

     INCLUDES:

     o removing, inspecting, testing and re-installation of meters, time switches, overhead and underground services and associated equipment.

     EXCLUDES:

     o    Replacement of any of the above assets with new assets.

(i)  Underground Cable Maintenance

     Inspection, testing and maintenance of underground high voltage sub-transmission and distribution cable and low voltage reticulation cable installations and terminations.

     INCLUDES:

     o    Power, Supervisory and Protection cable maintenance
     o Ancillaries, such as conduits, tunnels, man-holes, cover slabs, sumps and terminations.
     o    Cable location enquiries.

     EXCLUDES:

     o    Cable repairs to damage caused by another party.

(j)  Public Lighting Maintenance

     All works associated with patrolling, inspection and maintenance of public lighting installations.

     INCLUDES:

     o    Bulb replacement, Material supply, Scheduling, Resource Management

     EXCLUDES:

     o    Lantern Replacements

(k)  Property - Operating and Maintenance

     Work associated with the operation and maintenance of a property.

     INCLUDES:

     o    Office Cleaning, Gardening, Rubbish Removal etc.

(l)  Zone Substation Fault & Emergency

     Work performed at zone substations where supply has been interrupted, or assets damaged or rendered unsafe resulting from a fault or breakdown where immediate action is necessary.

     INCLUDES:

     o    All emergency work whether within or outside normal working hours
     o    All operating relating to the fault or emergency

     EXCLUDES:

     o    Prearranged work of any kind
     o    Asset Replacements

(m)  Zone Substation Plant Maintenance

     Maintenance of all primary and secondary items of plant and equipment located at zone substations.

     INCLUDES:

     o    Garden Maintenance of Zone Substation Sites

     EXCLUDES:

     o    Asset Replacement

(n)  Retirements - Distribution Assets

     The permanent removal from service of a Electricity Distribution Network asset, including overhead, underground, sub-transmission, substation, pipeline or regulators

     INCLUDES:

     o    Total Design, Total Construction Works, System Updating

                                   SCHEDULE 6
           GAS DISTRIBUTION SYSTEM OPERATIONS AND MAINTENANCE SERVICES

(a)  Mains - Clearing Mains Stoppage

     Description of activity:
     Tracing the location of an interruption of supply in a gas main caused by ingress of water or dirt and clearing it.

     Variables:
     Locations of stoppage; time spent on job (ordinary time or overtime); sags in main and location of syphons; weather.

     Work Driver:
     Public complaint and system performance

(b)  Mains - Mains Investigation and Proving

     Description of activity:
     Proving the location of a gas main prior to excavation work being performed by external parties (generally above ground) and proving the location of gas main, depth and pipe details for internal requests. On site inspection of outside party works to preclude damage to gas pipes. Any other investigation works on gas mains.

     Variables:
     Location of proving; time spent on job (ordinary time or overtime); excavation required; ground conditions and reinstatement.

     Work Driver:
     External party requests for gas main locations and internal requests for TXUN asset management strategy.

(c)  Mains - Maintenance of above ground assets, marker posts and syphons.

     Description of activity:
     Annual inspection of aboveground gas mains, including those attached to bridges, and any subsequent maintenance work including sand blasting, painting and replacement of supports as deemed necessary from the inspection. The maintenance of pipeline markers including replacement of posts and warning signs and maintenance of syphon and valve covers including locating, painting of covers and replacement of access tubes.

     Variables:
     Location and number of marker signs; syphons and valves; frequency of maintenance work and repairs required.

     Work Driver:
     TXUN asset management strategy planned inspections and works by outside parties.

(d)  Mains - Repair Damaged Mains

     Description of activity:
     Repair to gas main caused by external third party damage.

     Variables:
     Location; pipe material and size; gas main pressure; need for specialist equipment; time spent on job (ordinary or overtime); ground conditions and reinstatement.

     Work Driver:
     Damages by outside parties.

(e)  Mains - Repair Mains Escapes

     Description of activity:
     Repair to gas main caused by corrosion, leaking joint, broken main and repairs to leaking valves.

     Variables:
     Location; pipe material and size; gas main pressure; need for specialist equipment; time spent on job (ordinary or overtime); ground conditions and reinstatement.

     Work Driver:
     Public reported escapes and leakage survey detection.

(f)  Mains - Mains Syphon Pumping

     Description of activity:
     The routine and unplanned pumping of water out of gas mains with syphon pumps from the low-pressure system where water has accumulated in the pipes.

     Variables:
     Location; weather; time spent on job (ordinary or overtime)

     Work Driver:
     Public complaints; routine pumping of syphons derived from local knowledge and maintenance history.

(g)  Mains - Searching for Escape

     Description of activity:
     The searching for and pin pointing the exact location of a gas leak from a gas main in the Gas Distribution System.

     Variables:
     Location, pipe material and size; time spent on job (ordinary or overtime); ground conditions and reinstatement.

     Work Driver:
     Public complaints; damages not reported and system faults.

(h)  Mains - Alter / Lower Mains

     Description of activity:
     The alteration or lowering of a gas main generally 20m or less in length..

     Variables:
     Location; pipe material and size; length of main altered; gas main pressure; need for specialist equipment; time spent on job (ordinary or overtime); ground conditions and reinstatement.

     Work Driver:
     Third party requests where proposed works affect a gas main.

(i)  Services - Alter / Lower Services

     Description of activity:
     The alteration or lowering of a gas service including maintenance or replacement of service valves.

     Variables:
     Location; pipe material and size; gas main pressure; time spent on job (ordinary or overtime); ground conditions and reinstatement.

     Work Driver:
     Third party requests where proposed works affect a gas service and faulty service valves.

(j)  Services - Clear Service Stoppage

     Description of activity:
     Clearing an interruption of service gas supply caused by water, dust, dirt, tree roots or supply problems.

     Variables:
     Location; pipe material and size; gas pressure although generally occurs in low pressure system; time spent on job (ordinary time or overtime); water travelling in gas mains; ground conditions and reinstatement.

     Work Driver:
     Public complaint and system performance.

(k)  Services - Cut Off (Debt / No longer required)

     Description of activity:
     The disconnection of an old service pipe which is no longer being used and/or has been replaced by another pipe and/or the disconnection and reconnection of a service pipe for debt.

     Variables:
     Location; pipe material and size; gas pressure; time spent on job (ordinary time or overtime); ground conditions and reinstatement.

     Work Driver:
     System performance, third party request and TXUN asset management strategy.

(l)  Services - Service Investigation and Proving

     Description of activity:
     Performing an investigation on a service pipe after receiving a complaint (due to poor supply) or request from the public. Proving the location of a gas service (generally using a pipe locator but sometimes by excavation) prior to excavation work being performed by third parties, as well as proving service locations for internal requests. Providing on site inspection of outside party works to preclude damage to gas service pipes.

     Variables:
     Location of proving; time spent on job (ordinary time or overtime); excavation required; ground conditions and reinstatement.

     Work Driver:
     External party requests for gas service locations, public complaints and internal requests for TXUN asset management strategy.

(m)  Services - Repair Damaged Services

     Description of activity:
     Repair to gas service caused by external third party damage.

     Variables:
     Location; pipe material and size; gas pressure; time spent on job (ordinary time or overtime); ground conditions and reinstatement.

     Work Driver:
     Damages by outside parties.

(n)  Services - Repair Service Escapes

     Description of activity:
     Repair to gas service caused by corrosion, leaking connections and fittings, and leaking service valves.

     Variables:
     Location; pipe material and size; gas pressure; time spent on job (ordinary time or overtime); ground conditions and reinstatement.

     Work Driver:
     Public reported escapes and leakage survey detection.

(o)  Gasfit -Alter Meter Position

     Description of activity
     The reconnection or altering the position of a gas meter including the renewal and replacement of gas fitting lines. Some work is chargeable.

     Variables
     Location; fitting pipe material and size; time spent on job (ordinary time or overtime); access to existing fitting line and clearance under the house.

     Work Driver
     External party requests for reposition of gas meter and TXUN asset management strategy (mains renewal program).

(p)  Gasfit - Meter Change

     Description of activity:
     Replacement and / or changeover of gas meters, and water meters associated with bulk hot water installations including the replacement of meter assembly components as required.

     Variables:
     Location; size and type of meter and assembly components; time spent on job (ordinary time or overtime) and meter location.

     Work Driver:
     TXUN asset management strategy (time expired meter program), field life sampling, faulty and damaged meters, customer complaints and load requirements.

(q)  Gasfit - Turn On / Restore Supply

     Description of activity:
     Restore customer gas supplies following disconnection for debt and/or turn on for a new customer at existing address.

     Variables:
     Location and time spent on job (ordinary time or overtime)

     Work Driver:
     Public and Retailer requests.

(r)  Gasfit - Final Reading

     Description of activity:
     Check meter details for final customer reading when a premise is to be vacated and/or meter details as requested by TXUN.

     Variables:
     Location and time spent on job (ordinary time or overtime).

     Work Driver:
     Public and retailer requests.

(s)  Gasfit - Disconnect / Remove

     Description of activity:
     Removal of gas meter from the property.

     Variables:
     Location; size and type of meter and time spent on job (ordinary time or overtime)

     Work Driver:
     Public and/or retailer request (eg where building coming down).

(t)  Gasfit - Refix / Relight Appliances

     Description of activity:
     Refix of existing gas meter and relight of appliances after fitting line alteration work, removal of gas meter and gas supply interruptions.

     Variables:
     Location; size and type of meter and appliances inside house and time spent on job (ordinary time or overtime).

     Work Driver:
     TXUN asset management strategy, customer complaints and planned and unplanned supply interruptions.

(u)  Gasfit - Regulator Replacement / Maintenance

     Description of activity:
     Replacement and maintenance of gas regulators to maintain gas supply including the fitting of raincaps and drilling of breather hole.

     Variables:
     Location; size; pressure and type of regulator and time spent on job (ordinary time or overtime).

     Work Driver:
     TXUN asset management strategy, customer complaints, faulty regulators and unplanned supply interruptions.

(v)  Gasfit - General

     Description of activity
     Performance of work that is not covered under current work descriptions eg fitting internal relief to meters to solve lock up problems; upgrade of lead connections on meter outlet; attend gas leaks inside house and make safe; high account investigations; pressure testing of customer fitting lines; gas theft investigations; site visits where access cannot be gained to the meter or inside house etc

     Variable
     Location; job request; time spent on job (ordinary time or overtime).

     Work Driver
     Dependant on situations encountered on job site and customer and retailer requests.

(w)  City Gate Maintenance

     Description of Activity:
     Maintenance and operation of city gates, TP line valves and heaters. This includes scheduled and breakdown maintenance, site maintenance and chart changing.

     Variables:
     Location; faults detected and parts replacement.

     Work driver:
     TXUN asset management strategy and system performance.

(x)  Field Regulator Maintenance

     Description of Activity:
     Maintenance and operation of field regulators, includes scheduled and breakdown maintenance, site maintenance and chart changing.

     Variables:
     Location; faults detected and parts replacement.

     Work driver:
     TXUN asset management strategy and system performance.

(y)  District Regulator Maintenance

     Description of activity:
     Maintenance and operation of district regulator stations. This includes scheduled and breakdown maintenance, site maintenance, adjustments and chart changing.

     Variables:
     Location; faults detected and parts replacement

     Work driver:
     TXUN asset management strategy and system performance.

(z)  Meter Regulator Maintenance

     Description of activity:
     Maintain and operate industrial and commercial meter regulator installations. This includes scheduled and breakdown maintenance, external isolation valve inspection for accessibility and operation, adjustments and chart changing.

     Variables:
     Location, faults detected and parts replacement

     Work driver:
     TXUN asset management strategy, system performance and customer connections.

(aa) Leakage Survey

     Description of Activity: The provision of leakage surveys to ensure system integrity. This includes planning of leakage surveys, detecting, pin-pointing and reporting of leaks within the distribution system. The works in particular will include the following.

               Planning of Surveys
               -------------------

               Types of survey required fall under the following categories:

               Category 1     Biannual (CBD)
               Category 2     Annual (Places of Public congregation)
               Category 3     Systematic (Four yearly general distribution)
               Category 4     On request (Requests from Regions, Councils etc).

               For each year of the contract, plan for the above surveys to be carried out deciding on type, target lengths and timing of surveys.

               Detecting of Leaks
               ------------------

               Utilise mobile and portable Flame Ionisation Units (FIUs) leak detection equipment to carry out leak surveys.

               Pinpointing of Leaks
               --------------------

               Pinpoint all leaks detected both below and above ground on exposed pipe and fittings.

               Reporting of Leaks
               ------------------

               Provide the following relevant data, which will be entered into the TXU Companies' information technology systems:

               o    Detection
               o    Pinpointing
               o    Completion
               o    Job creation and scheduling
               o    Work issued and in hand.
               o Leakage rate per Kilometre (all regions) and average for Westar.
               o Kms and jobs surveyed and numbers outstanding in all regions.
               o    Outstanding leakage repairs.

               These data are used for asset repair and replacement strategies.

     Variables:
     Location; leaks detected and pin pointed; frequency of surveys

     Work Driver:
     TXUN asset management strategy.

(bb) Cathodic Protection

     Description of Activity:

     The provision of corrosion protection services for Westar's gas distribution steel pipe network, including:

          Potential Surveys:
          -----------------
          Conduct six-monthly surveys using 24 hour data logging equipment on 180 areas on the Gas Distribution System and 21 licensed pipelines. Analyse results and prepare reports and recommendations for TXUN and for submission to regulatory authorities.

          Electrolysis Surveys:
          --------------------
          Participate in typically nine co-ordinated area tests and investigations each year, each test with approximately 30 recording instruments. Includes data analysis and representing TXU Companies' interests at site meetings and throughout each test.

          Coating Defect Surveys and Inspection and Repair:
          ------------------------------------------------
          Conducts coating defect surveys and assist with examination & repair on typically 70 kms of transmission and distribution pipelines per annum.

          Monitoring of Cathodic Protection Units Performance and Administration
          ----------------------------------------------------------------------
          of Power Consumption:
          --------------------
          Conduct monthly monitoring and adjustment of 110 impressed current cathodic protection units. Verify, pay and record all related electricity accounts.

          Repair and Maintain Cathodic Protection Systems:
          -----------------------------------------------
          Carry out major and minor repairs as required. (Average 50 per annum.)

          System Maintenance:
          ------------------
          Carry out approximately 700 km of fault finding surveys on distribution and transmission systems. Provide technical assistance for repairs.

          Consultancy, Works Co-ordination, Investigations:
          ------------------------------------------------
          Average 300 assignments/projects per annum. Includes representing the TXU Companies' interests on relevant Electrolysis, Standards and Industry committees.

          Design, Install and Commission:
          ------------------------------
          Design, procure, install and commission an average of five impressed current units and 50 sacrificial anode installations per annum.

     Variables:

     Location; soil types; electrical isolation; power source; detection and repair of faults; electrical surges and condition of pipe coatings.

     Work Driver:

     TXUN asset management strategy.

(cc) Pipeline Patrol

     Description of activity:

     The provision of pipeline security services for transmission pipelines and city gates. This includes managing M.O.C.S and other authorities enquires on these assets, the provision of on site inspection services for outside works near these assets, the daily patrolling of these assets and maintenance to pipeline easements and markers.

     Variables:
     Location and accessibility of assets and number of works in vicinity of assets.

     Work Driver:
     TXUN asset management strategy, outside party requests for asset location and works undertaken in vicinity of assets.

(dd) SCADA Maintenance

     Description of Work Activity:

     The maintenance and calibration of remote telemetry units.

     Remote telemetry unit maintenance work is broken into four categories -

     o    Monitor Sites - 80 in total (70% of Sites - Below Ground)
          These sites have simple functionality and only monitor site pressure and status information. These sites are maintained once a year

     o    Fringe Sites - for Control Systems 14 in total.
          These sites measure fringe pressure information that is used perform automatic upstream system pressure control. These sites are maintained every 6 months.

     o    Fringe Sites - for Monitor Systems, 9 in total.
          These sites measure fringe pressure and status for system monitoring purposes. These sites are maintained every 6 months.

     o    Control - 19 in total (70% of Sites Below Ground)
          These sites perform pressure control functionality and monitor site information. These sites are maintained every 6 months.

     Variables:

     Location and type of faults detected.

     Work driver:

     TXUN asset management strategy.

(ee) Planned and Emergency Gas Flow Control

     Description of Work Activity:

     The provision of specialist control equipment and technicians for planned maintenance and emergency response, for the flow control of gas in Westar's steel and cast iron pipelines, as detailed below:

                    ---------------- ----------- --------------
                                       Pressure      Size
                    ---------------- ----------- --------------
                      Steel            50mm to    Up to 7000kpa
                                       200mm
                    ---------------- ----------- --------------
                      Steel            50mm to    Up to 2800kpa
                                       450mm
                    ---------------- ----------- --------------
                      Steel            32mm to    Up to 515kpa
                                       300mm
                    ---------------- ----------- --------------
                      Cast Iron        100mm to   Up to 210kpa
                                       600mm
                    ---------------- ----------- --------------

     `Emergency' means an unplanned event, which directly affects Westar
      ---------
     pipelines and/or pipe distribution assets and has the ability to cause disruption to the business and/or risk to the public, employees and environment. An emergency gas flow control team must be dispatched to the emergency site within two hours to attend to the event.

     `Gas Flow Control' means drilling and `stopping-off' gas flows in
      ----------------
     pipelines, installing and connecting temporary bypass pipelines, cutting and capping pipelines and purging and `flaring off' pipelines.

     The `Emergency' and `Gas Flow Control' definitions provided above are only
          ---------       ----------------
     in the context of the provision of specialist control equipment and technicians.

     Variables:

     Location; pipe size; pressure; type of faults detected; time spent on job (ordinary time or overtime).

     Work driver:

     Damage or modifications to Gas Distribution System

(ff) TLPG Plant Maintenance

     Description of work Activity:

     Maintain and operate the TLPG Plant in a safe and satisfactory manner, to ensure the reliable distribution of TLPG to Colac consumers, in accord with required gas quality. The works in particular will include the following:

     o    ensure sufficient stock of LPG for plant operation;

     o carry out routine daily and weekly plant operational inspections and checks;

     o maintain appropriate logging of inspections and other production details;

     o    arrange LPG deliveries and transfers into plant storage facilities;

     o maintain and operate plant and programmable logic control systems at various stages of gas production;

     o    production of LP gas vapour through vaporisers;

     o operation and adjustment of mixers to ensure correct proportions of LPG and air are maintained to provide required heating value of mixed gas;

     o operation of compressors and after coolers for storage of gas into low and high pressure tanks;

     o maintain steady downstream pressure from on line storage tanks via high-pressure regulator station;

     o removal of condensate from compressors, storage vessels and underground pipe-work siphon points; and

     o testing and maintaining stand-by generator and fire protection deluge systems.

     Variables:
     Number and type of faults detected in TLPG Plant, customer load requirements influencing demand for gas production.

     Work Driver:
     TXUN asset management strategies, plant performance and customer demand for gas.

(gg) Flow Computer Maintenance

     Description of Work Activity:
     The provision of service to maintain and calibrate flow computer installations every 6 months or as requested. This includes maintenance of test equipment and N.A.T.A endorsement.

     Variables:
     Location, mounting of in-line flow computer and type of unit installed.

     Work Driver:
     TXU Network asset management strategy and type of customer and load connected to network.

(hh) Data Logger Maintenance

     Description of Work Activity:
     The provision of service to maintain and calibrate data loggers every 12 months or as requested.

     Variables:
     Location, mounting of data logger and type of unit installed.

     Work Driver:
     TXUN asset management strategy and type of customer and load connected to network.

(ii) Site Maintenance

     Description of Work Activity:
     The provision of site security patrolling at various city gates

     Variables:
     Location of city gates

     Work Driver:
     Vandalism at sites, TXUN asset management strategy

(jj) Winter Test Program

     Description of Work Activity:
     The provision of field data to TXUN through installation of pressure recorders at various selected test points on the distribution system including the setting of pressures at SCADA controlled sites over a two week period.

     Variables:
     Location of SCADA controlled sites and selected test points.

     Work Driver:
     TXUN asset management strategy

                                   SCHEDULE 7
                        ELECTRICITY DISTRIBUTION NETWORK
                       REPLACEMENT CAPITAL WORKS SERVICES

(a)  Sub-Trans Pole Replacement

     Replacement of all Sub Transmission poles initiated by a pole test or inspection.

     INCLUDES:
     o All directly associated replacement or re-attachment of underground cables, public light fittings, services, hardware, stays, re-stringing or re-sagging of conductors attached to the pole replaced made necessary because of the pole replacement action.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o    Replacement of fittings on a pole other than the one being replaced.
     o    Meter replacement done as part of the pole replacement works.
     o Any additional re-stringing or re-sagging of conductors not attached to the pole replaced.
     o Replacement of poles at the request of customers as covered by Recoverable Works 116.

(b)  Distribution Pole Replacement

     Replacement of all distribution poles initiated by a pole test or inspection.

     INCLUDES:
     o All directly associated replacement or re-attachment of underground cables, public light fittings, services, hardware, stays, re-stringing or re-sagging of conductors attached to the pole replaced made necessary because of the pole replacement action.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o    Replacement of fittings on a pole other than the one being replaced.
     o    Meter replacement done as part of the pole replacement works.
     o Any additional re-stringing or re-sagging of conductors not attached to the pole replaced.
     o    Replacement of poles at the request of customers.

(c)  Pole Reinforcement

     All reinforcement, staking and rebutting of poles.

(d)  Overhead Line Replacement

     Replacement of overhead distribution lines (re-conductoring) and crossarm replacement to a value greater than $500.

     INCLUDES:
     o All directly associated replacement or re-attachment of underground cables, public light fittings, services, hardware, stays, re-stringing or re-sagging of conductors.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o Conductor replacement with ABC when the asset have not reached the end of its service life.
     o    Meter replacement done as part of the pole replacement works.
     o Crossarm replacement to a value less than $500 covered in Distribution Line Maintenance.

(e)  Underground Cable Replacement

     All works associated with the major replacement of underground distribution cable.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o Replacement of underground cables at the request of customers as covered by Recoverable Works.

(f)  High Voltage Installation Replacement

     All works associated with the replacement of distribution substations, transformers, switches and equipment.

     INCLUDES:
     o The replacement of assets as the result of a fault or operational damage.
     o    Distribution fuse assemblies and surge diverters.
     o    Air break switch replacement.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o Upgrading of the distribution system covered in Distribution System Augmentation.
     o Replacement of assets at the request of customers as covered by Recoverable Works.

(g)  Meters, Timeswitches & Services Replacement (156)

     The replacement of meters, timeswitches and customer services.

     INCLUDES:
     o The replacement of assets as the result of a fault or operational damage.
     o    The replacement of assets to current technology
     o    Replacement of an existing overhead service with underground supply.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o    Testing and  inspection
     o Replacement of assets at the request of customers as covered by Recoverable Works.

(h)  Public Lighting Replacement

     The replacement of public lighting poles and lanterns.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o Lamp (Globe) and PE cell replacement covered in public lighting maintenance.

                                   SCHEDULE 8
                             GAS DISTRIBUTION SYSTEM
                       REPLACEMENT CAPITAL WORKS SERVICES

(a)  Mains - Mains Renewals

     Description of activity:
     Replace and abandon a short section of existing pipe with new pipe when the existing pipe cannot be permanently repaired. Replacement length can be up to 50m.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality and length of job; underground boring and construction method.

     Work Driver:
     Condition of main and impact on public safety, security of supply and maintenance versus replacement costs.

(b)  Services - Service Renewals

     Description of activity:
     Replace and abandon an existing customer service pipe with new pipe. Generally referred to as A & B class renewals. ( A class renewal - Temporarily repaired but condition is such that needs renewal as soon as possible, generally by next working day. B class renewal - Temporarily repaired but condition is such that renewal can be deferred for a few weeks. )

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality; underground boring; length of job and construction method. (Insertion versus open cut)

     Work Driver:
     Condition of service and impact on public safety, security of supply and maintenance versus replacement costs.

(c)  Mains - Mains Extensions

     Description of activity:
     Extending the existing pipe network to transport gas to new customer in existing gas supply area. Mains extension length can be up to 20m.

     Variables:
     Reinstatement; ground conditions; pipe material and size, job locality, underground boring and length of job.

     Work Driver:
     Customer request for connection to network where it is found in the field they are not on line of main and short mains extension is required.

                                   SCHEDULE 9
                        ELECTRICITY DISTRIBUTION NETWORK
                      TXUN INITIATEDCAPITAL WORKS SERVICES

(a)  Zone Substation Plant & Equipment Replacement

     All works associated with the replacement of plant and equipment at the zone substation.

     INCLUDES:
     o The replacement of assets as the result of a fault or operational damage.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o    Upgrading of the Zone Substation covered in Zone Substation
          Augmentation.
     o Replacement of assets at the request of customers as covered by Recoverable Works.

(b)  Gas Distribution System Augmentation

     All work required to augment the Electricity Distribution Network to meet general load growth and improve distribution systems performance, i.e. work which is not associated with a particular customer or identified group of customers associated with Customer Capital works.

     INCLUDES:
     o    New distribution feeders.
     o Voltage improvement substations and augmentations (including conversions) to improve voltage levels or increase thermal ratings.
     o Provision of capacity for future system expansion such as spare underground cable ducts except where these are devoted to the sole future use of a specific identified customer.
     o    Transformer augmentation.
     o New high voltage switches, fuses, isolators, tie lines or high voltage system re-arrangements.
     o Low voltage works of a permanent nature which are carried out primarily to overcome operational problems.
     o The installation of equipment to improve the `supply reliability' where the project capital value is >$500.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     o    Testing and  inspection
     o Replacement of assets at the request of customers as covered by Recoverable Work.

(c)  Zone Substation Augmentation

     All capital work associated with the augmentation of zone substations to meet general load growth and improve sub-transmission system performance.

     INCLUDES:
     o    Transformer augmentation
     o    Installation of cooling fans/pumps
     o    Circuit breaker augmentation
     o    Cable augmentation
     o    Capacitor bank augmentation
     o    Communication and protection equipment modifications
     o    Bus work
     o    Metering modifications
     o Works of a permanent nature which are carried out primarily to overcome operational problems
     o    NERs  (Neutral Earth Resistor)

(d)  Fire Mitigation Capital Projects

     Incorporates work that involves the reconfiguration of the high voltage or low voltage network, the provision of additional supply capacity or conversion to underground services for the purpose of fire mitigation.

     INCLUDES:
     o All labour, material, contract, vehicle and miscellaneous costs associated with the project

     EXCLUDES:
     o    Relocations which effectively leave the supply network unchanged

(e)  Gas Distribution System Automation

     Incorporates work undertaken on the Gas Distribution System to improve the performance of the Electricity Distribution Network by the application of automation technology. (ie) SCADA

     INCLUDES:
     o    Computer controlled switching schemes
     o    Remotely operated switches
     o    Advanced metering
     o    Protection improvements

(f)  Zone Substation Automation

     Incorporates work undertaken within a zone substation to improve the performance of the Electricity Distribution Network by the application of automation technology. (ie) SCADA

     INCLUDES:
     o    Computer controlled switching schemes
     o    Advanced metering
     o    Protection improvements

(g)  Gas Distribution System Visual Improvement

     Incorporates work undertaken with the primary aim of improving the appearance of the Electricity Distribution Network assets.

     INCLUDES:
     o    The undergrounding of lines
     o    The relocation of lines
     o    The replacement of bare overhead conductors with insulated conductors
          - when the primary aim is to reduce the visual impact of TXUN assets.

                                   SCHEDULE 10
          GAS DISTRIBUTION SYSTEM TXUN INITIATED CAPITAL WORKS SERVICES

(a)  Mains - Reinforcements

     Description of activity:
     Laying of new pipe to reinforce the supply of the existing network.

     Variables:
     Reinstatement; ground conditions, pipe material and size, job locality, underground boring and length of job.

     Work Driver:
     TXUN asset management strategy, security of supply and Gas Distribution System performance

(b)  System Operations - District Regulator

     Description of activity:
     Installation of a district regulator in an area where a regulator previously did not exist. Also included is the relocation of a district regulator from one area to another, the modification of a district regulator to increase capacity and the removal of a district regulator.

     Variables
     Location, design of district regulator, ground conditions and reinstatement.

     Work Driver
     TXUN asset management strategy, Gas Distribution System performance and augmentation.

(c)  Field Regulator

     Description of activity
     Installation of field regulator into an area where no regulator previously existed. Also included is the relocation of a field regulator from one area to another, the modification of a field regulator to increase capacity and the removal of a field regulator.

     Variables
     Location; design of field regulator; ground conditions and reinstatement.

     Work Driver
     TXUN asset management strategy, Gas Distribution System performance and augmentation.

(d)  SCADA ( Remote Terminal Units )

     Description of activity:
     Installation of remote telemetry units at network fringe points, city gates and field regulators to monitor system performance.

     Variables:
     Location, power source available, ground conditions, type of unit and method of communication used. ie radio or telephone.

     Work Driver:
     TXUN asset management strategy and monitoring of Gas Distribution System performance.

(e)  Mains - Mains Renewals

     Description of activity:
     Replace and abandon existing pipe with new pipe.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality and length of job; underground boring and construction method.

     Work Driver:
     TXUN asset management strategy for replacement of pipes and service provider input from maintenance of Gas Distribution System performance.

(f)  Services - Service Renewals

     Description of activity:
     Replace and abandon an existing customer service pipe with new pipe.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality; underground boring; length of job and construction method. (Insertion versus open cut)

     Work Driver:
     TXUN asset management strategy associated with mains replacement program.

                                   SCHEDULE 11
               ELECTRICITY DISTRIBUTION NETWORK CUSTOMER INITIATED
                             CAPITAL WORKS SERVICES

(a)  Medium Density Housing - URD & PURD

     Underground or partial underground cable works to provide supply to new medium density residential subdivisions, neighbourhood extensions both specific and general as well as minor low voltage extensions in medium density areas, supplied by extending or upgrading the distribution system.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES: Metering and servicing and lots connected from line of mains covered in Meter and Servicing.

(b)  Dual Occupancy and Multiple Occupancy Supplies

     Works to provide additional supply points to existing lots from roadside mains in the medium density residential subdivisions including any updating of the roadside low voltage mains and installations of additional subdivisions (Including any high voltage works for those substations).

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES: Additional services in low density areas, metering and servicing and lots connected from line of mains covered in Meter and Servicing.

(c)  Business Supply Projects

     Works to provide new or increased supply for Industrial or Commercial Customers.

     INCLUDES:
     o Units, flats and farms industrial supplies requiring more than a minimum capacity substation (10 kVA single phase).
     o    All directly   associated labour, material, contract, motor vehicle
          and miscellaneous costs.

     EXCLUDES: Metering and servicing and lots connected from line of mains covered in Meter and Servicing.

(d)  Private Electric Line Replacement

     Works included in the replacement of private electric lines (PELs) with a Electricity Distribution Network high voltage spur line and substation or undergrounding of overhead LV service from the substation or LV distribution pole to a service pit on the customer's boundary.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     Metering covered in Meter and Servicing.

(e)  Low Density Housing

     Works to provide new or increased overhead or underground supply to low density subdivisions and single/small group extensions.

     INCLUDES:
     o Units, flats and farms industrial supplies which can be supplied with a substation of 10 kVA or less.
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.
     o Associated costs of constructing the necessary "backbone" assets to facilitate supply.

     EXCLUDES:
     Metering and servicing and lots connected from line of mains covered in Meter and Servicing.

(f)  Meters, Timeswitches and Servicing

     All works required to service and meter customers to provide new, increased or changed supply not covered by a fixed change. This work also includes high voltage metering installation, timeswitches for hot water.

     INCLUDES:
     o    Additional services in low density areas;
     o    metering and servicing and lots connected from line of mains; and
     o all directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     Meter & timeswitch maintenance and replacement of overhead services with underground supply covered in Meter & Service replacement.

(g)  Recoverable and Special Capital Works

     All capital works carried out for customers or other authorities in which actual costs are externally financed and for which the prime purpose is to satisfy a requirement other than new or increased supply.

     INCLUDES:
     o Recoverable works expenditure of capital nature associated with assets damaged (accidental or wilful) by personnel other than personnel of the TXU Companies or the Alliance Service Provider; and
     o all directly associated labour, material, contract, motor vehicle and miscellaneous costs.

     EXCLUDES:
     Metering and servicing and lots connected from line of mains covered in Meter and Servicing.

(h)  Public Lighting Capital Projects

     All work for the provision of new or upgraded public lighting including both major road schemes and minor street schemes.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

(i)  Fixed and Other Charges

     All work for which customers will be charged under the "Schedule of Fixed Charges" and recoverable works of a non capital nature.

     INCLUDES:
     o All directly associated labour, material, contract, motor vehicle and miscellaneous costs.

                                   SCHEDULE 12
                   GAS DISTRIBUTION SYSTEM CUSTOMER INITIATED
                             CAPITAL WORKS SERVICES

(a)  Mains - Supply Mains

     Description of activity:
     Laying of new pipe to supply customer(s) outside existing Gas Distribution System.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality; underground boring and length of job.

     Work Driver:
     TXUN asset management strategy, security of supply and market forces with customer/developer requests.

(b)  Mains - Mains Extensions (Domestic)

     Description of activity:
     Extending the existing pipe network to transport gas to new domestic customers in existing gas supply areas and/or new sub-division or housing estates.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality; underground boring and length of job.

     Work Driver:
     Market forces with new estate developments, customer requests for connection and TXUN asset management strategy.

(c)  Mains - Mains Extensions (Industrial / Commercial)

     Description of activity:
     Extending the existing Gas Distribution System to transport gas to new Industrial and Commercial customers in existing gas supply areas and/or new sub-division or Industrial estates.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality; underground boring and length of job.

     Work Driver:
     Market forces with customer requests for connection and TXUN asset management strategy.

(d)  Services - New Services (Domestic)

     Description of activity:
     Pipe laid for connection of new customer to Gas Distribution System.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality (new or existing home); time spent on job (ordinary time or overtime); underground boring and length of job.

     Work Driver:
     Market forces with customer requests for connection.

(e)  Services - New Services (Commercial Industrial)

     Description of activity:
     Pipe laid for connection of new industrial/commercial customer to Gas Distribution System.

     Variables:
     Reinstatement; ground conditions; pipe material and size; job locality (new or existing premises); underground boring and length of job.

     Work Driver:
     Market forces with customer requests for connection.

(f)  Service Enlargement

     Description of activity:
     Enlarge or upgrade customer service pipe.

     Variables:
     Reinstatement; ground conditions; pipe material and size, job locality, underground boring and length of job.

     Work Driver:
     Market forces with customer requests for load increase

(g)  Gasfit - New Meter Installation

     Description of activity:
     Installation of new meter for domestic, commercial and industrial customers operating at 1.1kpa ranging in size from 6 c/m/h to 142 c/m/h.

     Variables:
     Meter size; regulator installed (includes below ground black box regulator); time spent on job (ordinary time or overtime) and location; TXU Network Asset Management Strategy.

     Work Driver:
     Market forces with customer requests for connection and customer load.

(h)  Meter Regulator

     Description of activity:
     Installation of a meter regulator operating at greater than 1.1kpa and/or greater than 142m3/hr for connection of new industrial/commercial customer to Gas Distribution System. Also included is the relocation of a meter regulator from one area to another, the modification of a meter regulator to increase capacity and the removal of a meter regulator.

     Variables:
     Location; design of meter regulator; time spent on job (ordinary time or overtime), ground conditions and reinstatement.

     Work Driver:
     Market forces with customer requests and customer load.

(i)  Data Loggers and Flow Computers

     Description of activity:
     Installation of data loggers and flow computers at large industrial meter regulator sites for gathering customer metering information.

     Variables:
     Location; power source available; type of unit and method of communication used (ie radio or telephone).

     Work Driver:
     TXUN asset management strategy and compliance with MSO Rules (customer tranching).

(j)  System Operations - City Gate

     Description of activity:
     Installation of a city gate in an area where a city gate previously did not exist.

     Variables
     Location; design of city gate; ground conditions and reinstatement.

     Work Driver
     Supply to a new town

(k)  System Operations - Field Regulator

     Description of activity

     Installation of field regulator into an area where no regulator previously existed.

     Variables
     Location; design of field regulator; ground conditions and reinstatement.

     Work Driver
     Supply to a new town

                                   SCHEDULE 13
                               BUSINESS PROCESSES

(a) Customer Initiated Capital Works Services - change to Electricity Distribution Network or Gas Distribution System required

     (Note: Customer includes a retailer and/or developer when applied to gas.)

     Customer Initiated Capital Works Services include an extension or change to the existing Electricity Distribution Network or Gas Distribution Systems that is requested and may be primarily financed by the customer.

     In these cases, the customer will register its requirements with TXUN and the relevant TXUN responsible officer will determine an outline design and estimate for approval and customer acceptance. If the proposed work is complex, TXUN must involve the Alliance Service Provider in the project design/estimation at this stage.

     Upon acceptance of the offer by the customer the project will be issued to the Alliance Service Provider for detailed design. This detail must include a site survey (if required), all associated drafting, all easement and lease negotiations (if required) and the production of a scope of works and working documents suitable for construction.

     As a result of the design process, the Alliance Service Provider must:

(i)  define a comprehensive bill of materials; and

(ii) arrange the procurement and supply of the required materials to complete the construction activities.

     All materials supplied must conform to the standards set out by TXUN.

     The Alliance Service Provider must construct the works in a safe and quality manner. The Alliance Service Provider is responsible for negotiating access to the specific network and undertaking any required switching but only as directed by TXUN.

     Upon completion of the works, The Alliance Service Provider must update all the relevant information systems.

(b) Customer Initiated Capital Works Services - change to Electricity Distribution Network or Gas Distribution System not required (ie New Connection Service)

     Customer Initiated Capital Works Services include situations where a Customer wishes to be connected to the Electricity Distribution Network or Gas Distribution System where the connection does not require an extension or change to the existing Electricity Distribution Network or Gas Distribution System.

     In these cases, the customer will contact the TXUN call centre (operated by Global Customer Solutions Pty Ltd) where the Customer details are registered and a specific work order is generated for the servicing and metering of the customer's premises.

     Where the servicing is not complicated, (eg. direct overhead service, domestic gas service), the Alliance Service Provider must arrange the supply of the required material and install the service and meter accordingly.

     Where the service installation is complicated, (eg. electrical underground Service, small commercial/industrial gas service or retirement village), the Alliance Service Provider must:

(i)  design the cable/gas route;

(ii) supply the materials;

(iii) install the service and meter; and

(iv) produce a detailed drawing of the installation

     All materials supplied must conform to the standards set out by TXUN.

     The Alliance Service Provider must construct the works in a safe and quality manner. The Alliance Service Provider is responsible for negotiating access to the specific network and undertaking any required switching but only as directed by TXUN.

     Upon completion of the metering and servicing work, the Alliance Service Provider must ensure that the relevant information systems are updated.

(c)  Underground Reticulation Development Construction

     Underground Reticulation Development Construction is electrical reticulation of newly developed housing and industrial estates. This work is performed on a turnkey basis where the Developer selects who will design and construct the assets.

     Prior to any parcel of land within the area of the Electricity Distribution Network as set out in schedule 1 being subdivided, it must be approved by TXUN in relation to the availability of electricity supply to the parcel.

     At this stage, TXUN will develop an outline design for the route of the `backbone' supply through the subdivision to ensure that easements are available for cables and substations. This is required and a single subdivision may have multiple stages developed at different times by different developers and the over-all cost of the high voltage assets must be distributed equitably between each stage development.

     A developer will contact TXUN and request certification of its subdivision. Prior to this certification, TXUN will request payment from the developer and enter into a connection contract, which will allow the developer to connect to the Electricity Distribution Network.

     The developer will then engage a contractor to design, supply material, construct and commission the reticulation system associated with the supply of electricity to the estate. The contractor arranges compliance audits that are `spot' checked by TXUN to ensure the quality of the assets that are being connected to the Electricity Distribution Network.

     Upon completion of the works, the Alliance Service Provider must update all the relevant information systems.

(d)  TXU Network Initiated Capital & Planned Asset Replacement

     This capital work is initiated by TXUN and represents the investment of capital into the Electricity Distribution Network and Gas Distribution System to improve their performance, capacity and reliability.

     TXUN, in consultation with the Alliance Service Provider, identifies projects that will benefit TXUN. The projects are registered and an outline design, estimate and business case are developed for consideration and approval.

     Once approved, these projects and their subsequent activities are scheduled, in consultation with the Alliance Service Provider, to ensure that the work can be completed. This will include scheduling the design, survey, drafting, material ordering, construction, commissioning and record updating.

     The design will include a site survey (if required), all associated drafting, all easement and lease negotiations (if required) and the production of a detailed scope of works and working documents suitable for construction.

     As a result of the design process, a comprehensive bill of materials will be defined and the Alliance Service Provider must arrange the procurement and supply of the required materials to complete the construction activities.

     All materials supplied must conform to the standards set out by TXUN.

     The Alliance Service Provider must construct the works in a safe and quality manner. The Alliance Service Provider is responsible for negotiating access to the specific network and undertaking all the required switching but only as directed by TXUN.

     Upon completion of the works, the Alliance Service Provider must update all the relevant information systems.

(e)  Asset Inspections - Maintenance / Asset Replacement

     Asset inspection and the resulting maintenance is defined by policy set by TXUN which includes the standards to which assets will be maintained and the inspection cycles/criteria applicable to each type of asset.

     The inspection activity is scheduled and the specific assets are inspected and as a result classed as defective or in need of maintenance or replacement. The relevant maintenance information system is updated with this information and a package of work is developed for approval and action. Significant asset replacement will require the approval of TXUN prior to proceeding.

     The maintenance/replacement works are programmed into the works schedule and the Alliance Service Provider will arrange the procurement and supply of the required materials to complete the maintenance activities.

     All materials supplied must conform to the standards set out by TXUN.

     The Alliance Service Provider must construct the works in a safe and quality manner. The Alliance Service Provider is responsible for negotiating access to the specific network and undertaking all the required switching but only as directed by TXUN.

     Upon completion of the works, the Alliance Service Provider must update all the relevant information systems.

(f)  Planned Maintenance

     Planned Maintenance is defined by policy set by TXUN, which includes the frequency and standards to which assets will be maintained. This work is based on preventative maintenance cycles and is not dependent on inspection results.

     The Alliance Service Provider must develop the maintenance plan with TXUN approval, and package the required work.

     The maintenance works are programmed into the works schedule and the Alliance Service Provider must arrange the procurement and supply of the required materials to complete the maintenance activities.

     All materials supplied must conform to the standards set out by TXUN.

     The Alliance Service Provider must construct the works in a safe and quality manner. The Alliance Service Provider is responsible for negotiating access to the specific network and undertaking all the required switching but only as directed by TXUN.

     Upon completion of the works, the Alliance Service Provider must update all the relevant information systems.

(g)  Fault and Emergency Work

     Fault and Emergency Work results from incidents affecting the Electricity Distribution Network or Gas Distribution System where supply is lost or disrupted. The cause of these incidents may be weather, equipment failure, or third party intervention.

     Typically a customer will contact the TXUN call centre (operated by Global Customer Solutions Pty Ltd) to report the loss of supply to its premises. The fault details are recorded by at the call centre and the work order is electronically forwarded to the System Control Centre for dispatch to the relevant work crews. SCADA and other telemetered devices are also a source of incidents on the network, however these notifications are delivered directly to the System Control Centre.

     The Alliance Service Provider must maximise the resource utilisation and therefore the restoration of faults through managing the dispatch activity. When major incidents occur, TXUN will manage the outage and direct the dispatchers accordingly.

     The field crews will attend, investigate and repair the fault in a safe and timely manner. Where the fault results in a major piece of equipment requiring replacement, the Alliance Service Provider must consult TXUN.

     The fault and emergency work will be carried out in a safe and quality manner with the Alliance Service Provider responsible for negotiating access to the specific network and undertaking all the required switching as directed by TXUN.

     Upon completion of the works, the Alliance Service Provider will update all the relevant information systems.

TXU       PROCESS OWNERSHIP - POST INTERGRATION


                                [GRAPHIC OMITTED]

TXU       PROCESS OWNERSHIP - POST INTERGRATION


                                [GRAPHIC OMITTED]

TXU       PROCESS OWNERSHIP - POST INTERGRATION


                                [GRAPHIC OMITTED]

                                   SCHEDULE 14
                     INFORMATION SYSTEMS MANAGEMENT SERVICES

(a)  Obligation to provide data

     The Alliance Service Provider must provide the following data to TXUN, and ensure that the data is, at all times, accurate and up to date:

(i) "Proposed" and "as constructed" details of new, replaced or repaired assets;

(ii) details in support of a gas mains replacement "points system" which records the history and status of distribution assets, to assist in determining replacement/renewal strategies in accordance with TXU Network's asset management plan;

(iii) data required for TXU Network's financial reporting process;

(iv) data required to provide estimates to retailers and customers;

(v)  data proving that labour and material rates are market tested;

(vi) data concerning domestic meter installation, replacement or movement and the initiation of the retailer, including stock inventory, repair and testing;

(vii) data and systems associated with the issuing and control of statutory notices for excavated works requiring restoration of existing surfaces, resulting from works undertaken;

(viii) details of cost and work done on all TXU Network assets, in support of regulatory reporting;

(ix) materials cost data to provide information for specific job costing reports, which will be used for auditing and performance analysis;

(x)  data associated with tracking the life cycle of all jobs;

(xi) history of all work performed;

(xii) details of reported faults and subsequent follow-up action;

(xiii) data required for productivity performance and cost analysis reports; and

(xiv) data required for updating TXUN' asset register.

     The Alliance Service Provider must provide this data by way of direct input into TXU Network's systems set out below, or by electronic data transfer in a format approved by TXUN.

     The Alliance Service Provider must ensure that the data provided to TXUN is of high quality, accurate and complete.

     Accordingly, TXUN must provide the Alliance Service Provider with access to its IT systems described below. Alternatively, the Alliance Service Provider may choose not to use these systems to provide the information required by TXUN. In this case, the Alliance Service Provider must comply with the requirements set out below. The terms of access of the Alliance Service Provider to the TXUN IT Systems are set out below.

(b)  Terms of access to TXUN' IT Systems

(i) The Alliance Service Provider must make any desktop hardware changes necessary to access the IT Systems.

(ii) The Alliance Service Provider must not give access to the IT Systems unless it has the prior written consent of TXUN.

(iii) All data relating to the assets forming part of the Electricity Distribution Network and Gas Distribution System is owned by TXUN.

(iv) The Alliance Service Provider must pay for any enhancements to the IT Systems initiated by the Alliance Service Provider and, for the avoidance of doubt, this cost will be a Reimbursable Cost.

(v) The Alliance Service Provider must ensure that all systems, networks and data under its control will not be affected by any date related issue, including Year 2000 compliance, and that any existing or new interface systems are also Year 2000 compliant.

(vi) The Alliance Service Provider must ensure it has adequate IT infrastructure, resources, policies, procedures and standards to ensure it meets the above requirements.

(c)  If Alliance Service Provider uses other systems

(i) If the Alliance Service Provider does not use the TXUN IT systems set out above, any costs additional to those that would normally be associated with the provision of these systems must be borne by the Alliance Service Provider. Moreover, if the Alliance Service Provider does not use these systems, it must ensure that data and system integrity is maintained to the same standards as TXUN IT Systems in respect of:

          o maintenance of security access to systems and WAN that provides a safe and secure computing environment;
          o firewalls that include hardware, software and configuration management and support to secure data and communications;
          o    a disaster recovery plan; and
          o    backup services to ensure business continuity.

          If the Alliance Service Provider does not use the TXUN IT Systems, it must ensure that a disaster recovery plan is in place that ensures that:
          o all data associated with the assets owned or operated by or for TXUN can be recovered; and

          o business continuity will prevail in any circumstance requiring execution of the disaster recovery plan.

(ii) All data relating to the assets forming part of the Electricity Distribution Network and Gas Distribution System is owned by TXUN.

(iii) The Alliance Service Provider must ensure that all systems, networks and data under its control will not be affected by any date related issue, including Year 2000 compliance, and that any existing or new interface systems are also Year 2000 compliant.

(iv) The Alliance Service Provider must ensure it has adequate IT infrastructure, resources, policies, procedures and standards to ensure it meets the above requirements.

(d)  Existing IT Systems made available by TXUN

(i)  GAS SYSTEMS

(A)  SPLYDB

     SPLYDB is an internally developed suite of sub-systems that contains and processes location attribute and technical information regarding network assets. It consists of the following sub-systems;

     o    Distribution Information System (DIS);
     o    Contract Management System (CMS);
     o    Meter Management System (MTRMS);
     o    Meter and Regulator System (MARS),
     o    Road Opening System (ROS)

(B)  Distribution Information System (DIS)

     DIS is an asset register of the physical `pipes' (mains and services), which constitute the gas reticulated network. It does not currently record domestic or commercial meter data.

(C)  Contractor Management System (CMS)

     CMS is a system, which records details of out-sourced contracts with external contractors. It:

     o    Records rates paid to contractors
     o    Records payment details of claims by contractors
     o    Validates claims against rates charged
     o    Interfaces with accounts payable process
     o    Produces cheques for contractors against invoice

     o    Links `jobs issued' to contractors by `planners'
     o    Provides data for `planners' estimating purposes
     o    Provides data for job estimates.

     The Alliance Service Provider will be required to provide and operate a system which has similar or equivalent functionality and outputs as CMS.

(D)  Meter Management System (MTRMS)

     MTRMS is a database, which records data in regard to the installation of domestic, commercial and industrial meters.

     MTRMS records:

     o    a `meter reference' number;
     o    the address location of the meter;
     o    the test year of the meter;
     o    the meter installation date;
     o    the initial meter index reading; and
     o    meter "family" history, comprising: manufacturer, make, model, size.

     MTRMS also maintains data used for the "time-expired" meter exchange program, and records details of meters, which are;

     o    installed at customer's premises but are not active.
     o removed from customer's premises and dispatched for accuracy testing requiring the issuing of compliance certificates.

     MTRMS has interfaces to the retailers' Customer Information System (CIS), the data being used by the retailer for billing purposes.

     The Alliance Service Provider will be required to maintain similar records using either this or a future target system within TXUN.

(E)  Meter and Regulator Systems (MARS)

     MARS is a database comprising an asset management register of all gas related industrial and commercial installations relating to field and district regulators and associated metering equipment.

     The system generates maintenance schedules to ensure compliance with statutory regulations and that the equipment is properly maintained. The following information is recorded in the database:

     o    detailed location of the meter and regulator installations
     o    configuration of the equipment installed (engineering drawing)
     o    material and component specifications
     o    specific details of the regulator and meter

     o    operating pressure settings
     o    a history of repairs and maintenance on the equipment.

     The Alliance Service Provider will be required to provide input to a TXUN database to record details of any work completed on assets associated with industrial and commercial installations

(F)  Road Opening System (ROS)

     ROS is a system which:

     o Records documentation relating to `road opening' notices issued to/by local councils and other relevant authorities.
     o    Provides average costs for council surface restoration costs/rates.
     o    Records all `road opening' locations and restoration dimensions.
     o    Records the status of `road openings' (not-completed/completed); and
     o    Records payments to councils for restoration costs.

     The Alliance Service Provider will be required to provide and operate a system which has similar or equivalent functionality and outputs as ROS. This will include the issuing and control of statutory notices and responsibility for excavated works requiring restoration of existing surfaces, resulting from works undertaken.

(G)  Materials Management System (MMS)

     The Materials Management System (MMS) tracks and monitors the movement of materials and cost of inventory. It is predominantly used by an existing Service Provider for construction works, and has the following modules and functions:

     o    Ordering
     o    Stores
     o    Accounts Payable
     o    Purchasing
     o    Stocktake

     The Alliance Service Provider will be responsible for developing and managing its own materials inventory management system, including procurement storage distribution and maintenance of materials allocated to field works.

(H)  Work Management System (WMS)

     A Works Management System (WMS), which electronically tracks and records work orders throughout the `life cycle' of all jobs allocated to contractors, from inception to `close-out' for gas related work. WMS is a client server system purchased from Andersen Consulting that manages work carried out on the gas network. WMS includes the following modules and functions:

     o    Emergency Initiation
     o    Initiation
     o    Planning
     o    Approvals
     o    Scheduling
     o    Field Reporting
     o    Closure
     o    Preventative Maintenance
     o    Work Tracking
     o    Performance Reporting
     o    Table Maintenance

     Collectively, these modules provide for:

     o    work planning, work scheduling, work co-ordination.
     o    reports relating to the processing of work activities (note:  not
                                                                        ---
          used for contractor payments).
     o Tracking of work in progress (WIP) for future construction and planned maintenance activities. WMS is a "job number" generator which produces unique job reference numbers, for works undertaken on gas mains and services, and commercial and industrial plant and equipment. Retailers currently have direct electronic access to WMS.

     The following flow diagram illustrates:


                               [GRAPHIC OMITTED]

     WMS also produces reports on KPIs required by the Service Level Agreement
     (SLA) with the Retailers, and provides data, through interfaces to management reporting and operating systems.

     o    financial management system
     o    distribution information system (currently DIS)
     o    Meter and Regulator System (MARS)

     The Alliance Service Provider will be required to use TXUN's systems for works management, and provide relevant input for operational and reporting requirements.

(ii) Electricity systems

(A)  AM/FM

     This is an Asset Mapping & Facilities Management application developed in a Smallworld GIS environment. It provides for the recording of the distribution network asset attributes and their associated geographical locations and electrical connectivity. It also provides the business applications necessary to improve the management of the distribution network. This application is a representation of `Network Normal'.

(B)  EZYEST

     An estimating tool for supporting Distribution, Construction and Stores staff. The application assists in:

     o The development of design estimates using Standard Work Units (Compatible Units)
     o Transfer Bills of Material data to PeopleSoft and Re-distribute PeopleSoft status information
     o    Preparation of Unit Price sheets
     o    Provision of Forecast Data for Logistics

(C)  CAMM

     A maintenance management system that also provides an Asset and Plant repository. It is used to schedule maintenance activities and generate works orders that can be passed to Projects in PeopleSoft (PSWorks).

(D)  AMS Realtime

     Built around Schedule Publisher, this is a project management application used to build project plans and manage the progress of the project. In effect all works projects are monitored in this application, faults, maintenance, minor and major projects.

(E)  PSSU / DINIS

     Power System Simulator Utilisation provides engineering planning support as part of the network planning operations within Network. DINIS provides a similar function.

(F)  SCADA

     SCADA as defined here relates only to the Master Station application. This application provides remote monitoring, control and operation of the sub-transmission network.

(e)  Future IT Systems to be made available by TXUN

(i)  Introduction

     The following information has been compiled from analysis work conducted as part of the `Network Migration Strategy for Gas' project. The information has been requested to be provided in draft form for consideration in the TXUN ASP project.

     The `Network Migration Strategy for Gas' project is due for completion on 24 September 1999. The following high-level migration plan for TXUN Gas Works/Asset Management systems is therefore based on incomplete analysis.

     The following provides examples of some of the considerations that may impact the attached high-level migration plan or where further analysis is required:

     [ ]  Availability of internal TXUN resources and external contractors
     [ ]  Y2K no implementation window
     [ ]  Management and Operational report delivery

     A comprehensive analysis and final migration plan will be available on completion of the `Network Migration Strategy for Gas' project.

(ii) Preliminary Timelines

     The following chart provides some insight to preliminary timelines for the migration of Gas systems to TXUN systems. Details of Task Descriptions follow.

                                [GRAPHIC OMITTED]

(iii) Migration task plan descriptions

(A)  PS Works

          Note: The migration of WMS into PS Works prior to 17 January 2000 is required to avoid the need to interface from People Soft to the current Westar Works Management System (WMS). The minimum requirement is to sufficiently enhance PS Works to enable the management of current on-going and future gas works and to transfer the current `open' jobs data from WMS. Functionality enhancements or the transfer of historical data may be conducted post January 17.

          Define TOW & SAR Code Structure & Mapping to FLAME codes
          The Type Of Work (TOW) and Standard Assets Register (SAR) codes provide the link from the People Soft Works module to the People Soft Calendars module to define assets and project types. PS Works business users apply these codes, with their associated descriptions, to define jobs and the assets employed.

          A common TOW and SAR code structure needs to be defined within People Soft for gas assets. This will enable the definition of gas jobs in PS Works and the `mapping' of existing `jobs' from WMS to PS Works.

          It is assumed that the creation of a TOW and SAR code structure, and the mapping from existing FLAME/WMS codes, is also a task required to be undertaken as part of the Westar-FLAME migration project.

          Analysis & Design of Required Tables, Data Maps & Panels
          A detailed analysis and design effort is required to define the specific information and panels (on-line forms/interfaces) required to manage gas jobs.

          Implement & Integrate with Existing Panels (where possible)
          The requirements defined in the previous task should be integrated with the existing tables and panels used for electricity works management where possible. For example this may include the addition of gas assets and gas job descriptions to existing `job definition' tables and menus.

          Changes should only be made to satisfy minimum business functional requirements to ensure there is no impact on the January 17 target.

          Develop & Test New Tables & Panels - (To satisfy minimum business requirements)
          New tables and panels may be required to support `gas specific' works management requirements.

          Changes should only be made to satisfy minimum business functional requirements to ensure there is no impact on the January 17 target.

          Convert Data from WMS
          The data conversion step should focus on the conversion of current 'open' jobs. This is to be completed by 17 January 2000 (Westar-FLAME migration completion date) to avoid the need to interface from PS Works to WMS.

          Develop & Test New Tables & Panels - (To satisfy all business requirements) Required enhancements to current functionality or the need for historical data transfer will occur post January 17.

          Integrate with EzyEst
          The definition of EzyEst Tasks, Compatible Units and Bill of Materials for gas will allow the links to be established between EzyEst tasks and PS Works job and asset codes.

(B)  CAMM

          Analysis & Design of Asset Structures & Maintenance Schedules
          Asset structures/models within CAMM are designed to efficiently support asset management policies/programs. Resources with gas asset management experience will need to be involved in designing this asset model. A `Smallworld GIS' gas model will be required to ensure the consistency of data definitions between CAMM and AMFM.

          Development / Data Mapping / Validation / Cleansing
          This step will involve developing the asset model, mapping data from the Westar source asset registers, and developing processes to clean and validate the data.

          Data Conversion / PS Works Links
          Data will be extracted from a number of Westar asset registers including DIS, MARS, REGS-DB, VALVES-DB and RTU-DB. CAMM maintenance schedules will be linked to certain job types in PS Works.

(C)  EzyEst

          Analysis and Design of Tasks, Compatible Units and Bill of Materials Structure
          CMS currently holds Rate Schedules that are used to determine the agreed price of certain works (mainly service laying) performed by itinerant contractors. A Bill of Materials (BOM) or `materials kit' is also available in WMS to conveniently select the appropriate set of assets required for standard works. Also available in WMS are Compatible Unit (CU) definitions; although they have not been used for some time and are not up to date.

          Contractor rate schedules are held in EzyEst as `psuedo-tasks'. The BOM and CU definitions held within WMS will be used to build a gas Compatible Unit structure within EzyEst.

          Develop / Test / Implement / Data Conversion
          Data will be extracted from CMS (Rates Schedule) and WMS (CU definitions / BOM data)

(D)  AMFM

          TXUN Gas Model Design
          The Smallworld gas data model will need to be enhanced to suit TXUN's network model. The resulting design will be used to provide consistent data definitions for the CAMM asset management model.

          Model Development & Data Mapping Definition
          The GIS model will be developed to represent gas network connectivity. Data will be mapped from the existing AutoCad database to the GIS gas model and will incorporate data cleansing rules.

          Translator set-up & Data Cleansing
          The translator is a program that enforces the mapping and data cleansing rules during data conversion.

          Data Conversion
          Data will be sourced from the existing Westar AutoCad database.

(E)  CIS+

          Analysis / Design / Develop / Test / Implement / Data Conversion
          TXUN have estimated the integration of gas customers into CIS+ would take approximately 18 months. A final decision has not yet been made on the CIS+ integration. It is assumed for the purpose of providing an estimate that this decision will be made in the near future and therefore integration will be achieved by approximately April 2001.

          CIS+ has the in-built functionality to perform meter movement tracking. Domestic meter data currently held within MTRMS will be migrated to CIS+ to support new connections and other meter movement activities.

          Migration Plan Business Workarounds
          Assuming the ASP purchaser does not have an alternative system, manual reference will need to be made to Rate Schedules and Bill of Material definitions until EzyEst is fully implemented in April 2000.

                                   SCHEDULE 15
               ADJUSTMENT MECHANISM FOR ALTERATION IN THE SERVICES

The following section identifies how the target cost will be adjusted for a Alteration to the Services.

For the purpose of monitoring the Alliance Service Provider's performance against the agreed annual target cost, it is intended that the annual cost be divided into four quarterly periods for the `work scope' described in this document. It is intended that the quarterly targets reflect variances in seasonal and other influencing factors to clearly represent the volume of activities to be undertaken.

For illustration purposes, the example provided below represents equal quarterly targets of 25% of the annual target cost.


                                [GRAPHIC OMITTED]


Variances to the agreed quarterly target cost will be treated as follows:

(a)  Decrease in scope due to normal activities

     If the planned maintenance work completed at the end of the period is behind the agreed plan, the Target Cost for the period will be reduced pro-rata by the planned man-hours for work in backlog, and the reduction in Target Cost carried forward and added to the Target Cost for the subsequent period.


                                [GRAPHIC OMITTED]


(b)  Increase in scope due to normal activities

     If the planned maintenance work completed at the end of the period is ahead of the agreed plan, the Target Cost for the period will not be increased. The costs will be met during the period during which they are properly incurred with the additional cumulative planned maintenance work to be carried forward and deducted from the planned maintenance work for the subsequent period.


                                [GRAPHIC OMITTED]


(c)  Increase in scope due to TXUN initiated Policy changes

     If the planned maintenance work to be completed by the Alliance Service Provider is altered at the direction of TXUN (for example a policy change that results in an increase in planned maintenance), the Target Cost for the period and subsequent periods will be increased in consultation with the Alliance Service Provider.


                                [GRAPHIC OMITTED]


(d)  Decrease in scope due to TXUN initiated Policy changes

     If the planned maintenance work to be completed by the Alliance Service Provider is altered at the direction of TXUN (for example a policy change that results in a reduction in planned maintenance), the Target Cost for the period and subsequent periods will be reduced in consultation with the Alliance Service Provider.


                                [GRAPHIC OMITTED]

                                   SCHEDULE 16
                           NON-FINANCIAL INCENTIVE FEE

NON-FINANCIAL INCENTIVE FEE

(a) The Non-Financial Incentive Fee is based on the Annual "At Risk Amounts" set out below.

         -------------- ----------- ---------- ---------- ----------- ----------
             YEAR           2000        2001       2002       2003        2004
         -------------- ----------- ---------- ---------- ----------- ----------
              $M             2.5         2.5        2.5        2.5         2.5
         -------------- ----------- ---------- ---------- ----------- ----------


         -------------- ----------- ---------- ---------- ----------- ----------
             YEAR           2005        2006       2007       2008        2009
         -------------- ----------- ---------- ---------- ----------- ----------
              $M             3.75        3.75       3.75       3.75        3.75
         -------------- ----------- ---------- ---------- ----------- ----------

     The At Risk Amounts for each year from 2001 will be indexed by CPI.

(b) The At Risk Amount for the relevant year must be divided by 4 (or divided as otherwise agreed between the parties) to obtain a "Quarterly At Risk Amount".

(c) The Quarterly At Risk Amount must be allocated between electricity and gas in the same proportions as the actual expenditure in that Quarter on Operations and Maintenance Services, Replacement Capital Works Services, TXUN Initiated Capital Works Services and Customer Initiated Capital Works Services is divided between electricity and gas services.

(d) The Quarterly At Risk Amount for electricity must be allocated between the electricity non-financial KPI's in accordance with the following weightings:

     ---------------------------------------------------------------------------
     ELECTRICITY
     ---------------------------------------------------------------------------
     KPI                                          Weighting [L]
     ------------------------------------------- -------------------------------
     NETWORK RELIABILITY
     ------------------------------------------- -------------------------------
     Network Reliability                            30%
     ------------------------------------------- -------------------------------
     CUSTOMER SATISFACTION
     ------------------------------------------- -------------------------------
     Consumer Satisfaction                          15%
     ------------------------------------------- -------------------------------
     Owner Satisfaction                             5%
     ------------------------------------------- -------------------------------
     SAFETY
     ------------------------------------------- -------------------------------
     Industrial Safety                              10%
     ------------------------------------------- -------------------------------
     Bushfire Mitigation                            20%
     ------------------------------------------- -------------------------------
     QUALITY
     ------------------------------------------- -------------------------------
     Quality of Works                               20%
     ------------------------------------------- -------------------------------

(e) The Quarterly At Risk Amount for gas must be allocated between gas non-financial KPIs in accordance with the following weightings:

     ---------------------------------------------------------------------------
     GAS
     ------------------------------------------- -------------------------------
     KPI                                          Weighting [P]
     ------------------------------------------- -------------------------------
     NETWORK RELIABILITY
     ------------------------------------------- -------------------------------
     Network Reliability - Metro                    10%
     ------------------------------------------- -------------------------------
     Network Reliability - Country                  10%
     ------------------------------------------- -------------------------------
     CUSTOMER SATISFACTION
     ------------------------------------------- -------------------------------
     Consumer Satisfaction                           8%
     ------------------------------------------- -------------------------------
     Customer Connections                            8%
     ------------------------------------------- -------------------------------
     Owner Satisfaction                              4%
     ------------------------------------------- -------------------------------
     SAFETY
     ------------------------------------------- -------------------------------
     Public Safety - Metro 7am to 7pm               11%
     ------------------------------------------- -------------------------------
     Public Safety - Metro 7pm to 7am               11%
     ------------------------------------------- -------------------------------
     Public Safety - Country All Hours              11%
     ------------------------------------------- -------------------------------
     Industrial Safety                               7%
     ------------------------------------------- -------------------------------
     QUALITY
     ------------------------------------------- -------------------------------
     Quality of Works                               20%
     ------------------------------------------- -------------------------------

(f)  The Non-Financial KPIs must be measured in accordance with Schedule 18.

(g) The Alliance Service Provider will receive an amount in respect of each KPI calculated by multiplying the "At Risk Amount" allocated to that KPI under clauses (d) and (e) of Part B of this Schedule 17, by the relevant percentage attributable in respect of the Alliance Service Provider's performance in relation to that KPI, calculated in accordance with the graph for that KPI set out in Schedule 19.

                                   SCHEDULE 17
                           NON-FINANCIAL KPI MEASURES

(a)  Network Reliability

(i)  Network Reliability (Electricity)


     Measure:
     Customer minutes off supply (CMOS)

     Assessment Period:
     12 months Rolling Average reported quarterly

     Total Minutes off Supply:
     Is the sum of Customer Minutes off Supply from all interruption events during the last 12 months.

     Calculation:
     The number of minutes for a distribution interruption is equal to the time period for which customers are off supply due to a distribution fault (ie total time off supply minus time off supply due to transmission faults, load-shedding or Force Majeure Events), divided by the total number of customers.

     TIME PERIOD OFF SUPPLY DUE TO DISTRIBUTION OUTAGE (PLANNED & UNPLANNED)
     -----------------------------------------------------------------------
                           TOTAL NUMBER OF CUSTOMERS

(ii) Network Reliability (Gas)

     The Network Reliability for Gas is divided into two sections being Metro and Country. The definition below applies to both sections.

     Measure:
     Represents the complete loss of gas to individual customer's meter. It measures the time of supply loss being reported to The Alliance Service Provider, to the time supply is restored to the gas meter. It aggregates all planned and ordinary unplanned supply losses arising from:

     Assessment Period:
     12 months Rolling Average reported quarterly.

     Hours Off Supply:
     Is the sum of Hours off Supply from all interruption events during the last 12 months.

     Calculation of Hours:

     Is the total number of hours off supply for the previous 12 month period less time relating to transmission faults or Force Majeure events divided by the total number of customers.

                                   HOURS OFF SUPPLY
                         INDEX = -----------------------
                                TOTAL NUMBER OF CUSTOMERS

(b)  Customer Satisfaction

(i)  Consumer Satisfaction (Gas)

     Measure:
     Customer responses regarding the performance of The Alliance Service Provider.

     Assessment Period:
     12 months Rolling Average reported quarterly.

     Calculation of Index:
     Data sourced from end use customer questionnaire. Calculation measures customer Complete Satisfaction with the asset maintenance and Capital works. Complete satisfaction is the % of respondents who are not dissatisfied with any statistically significant aspect of the service provided

(ii) Customer Connections (Gas)

     Measure:
     The performance of The Alliance Service Provider in meeting target dates for Customer Connections.

     Assessment Period:
     Quarterly

     Calculation of Index:
     Measures the ability of The Alliance Service Provider to comply with agreed service levels. The calculation is for the proportion of connections undertaken within the target dates

                              NO. OF CONNECTIONS UNDERTAKEN IN AGREED TIME
              CONNECTIONS = ------------------------------------------------
                                   TOTAL NO. OF CONNECTIONS UNDERTAKEN

(iii) Consumer Satisfaction (Electricity)

     Measure:
     The capability of The Alliance Service Provider to comply with customer Guaranteed Services Levels "(GSLs)".

     Assessment Period:
     Quarterly

     Calculation of Index:
     Four (4) indices are measured

o    Lights repaired within < 2 days
o    Connections within agreed date
o    Appointments met within 15 minutes
o    Interruptions, Customers provided with Min  4 days notice

     Each area is measured as a percentage of the index. For example:

                         NO. OF CONNECTIONS UNDERTAKEN IN AGREED TIME
          CONNECTIONS = -----------------------------------------------
                              TOTAL NO. OF CONNECTIONS UNDERTAKEN

     Once calculated for each parameter, the indices are averaged to compile the total GSL Index.

(iv) Owner Satisfaction

     Measure:
     The performance of The Alliance Service Provider as a "partner" in the Alliance.

     Assessment Period:
     Quarterly

     Calculation of Index:
     Answers to a survey from TXUN and The Alliance Service Provider executives and managers, rated as follows;

                         ---------------------------------------- -----------
                                   ANSWER TO THE QUESTION            RATING
                         ---------------------------------------- -----------
                           Always exceeds expectations                 1.3
                         ---------------------------------------- -----------
                           Regularly exceeds expectations              1.2
                         ---------------------------------------- -----------
                           Sometimes exceeds expectations              1.1
                         ---------------------------------------- -----------
                           Generally meets expectations                1.0
                         ---------------------------------------- -----------
                           Sometimes fails to meet expectations        0.9
                         ---------------------------------------- -----------
                           Regularly fails to meet expectations        0.8
                         ---------------------------------------- -----------
                           Always fails to meet expectations           0.7
                         ---------------------------------------- -----------

     Questions are directed towards areas of a focus on savings, safety, quality, environment, cultural/community, Alliance `health'.

     Each of these areas is weighted to allow a calculation of the fee-modifying factor or index.(Weighting yet to be agreed)

(c)  Safety

(i)  Public Safety (Gas)

     Public Safety for Gas is divided into three sections, Metro between 7AM and 7PM, Metro between 7PM and 7AM and Country `all hours'. The definition below applies to these sections.

     Measure:
     This KPI measures the Alliance Service Provider's ability to respond to a gas leak incident. It measures the number of instances where the Alliance Service Provider did not meet the requirements.

     Assessment Period:
     Quarterly

     Calculation of Index:
     The index is simply calculated as the sum of the situations where the Alliance Service Provider did not meet the target.

(ii) Industrial Safety

     Applies to both Gas and Electricity.

     Measure:
     This KPI measures the Alliance Service Provider's industrial safety level. It measures the number of LTI's per million manhours.

     Assessment Period:
     12 months Rolling Average reported quarterly.

     Calculation of Index:
     The index is simply calculated as the sum of the number of Lost Time Injuries divided by the total number of manhours worked. The figure is extrapolated to illustrate the number of LTI's per million manhours worked. Different initial benchmarks will be set for electricity and gas to reflect current performance levels.

     For the first year in Electricity, the assessment of the KPI for payment of the Non-Share of Savings Payment will exclude the measure for subcontractors.

     The measure for gas will include subcontractors in the assessment from the commencement of the Agreement.

(iii)   Bushfire Mitigation

     Measure:
     This KPI measures the Alliance Service Provider's preparedness for the bushfire season and measures the level of service provision during the bushfire season.

     The target associated with this measure relates to the Bushfire Mitigation index at the start of the Fire Season and also during the Fire Season.

     Assessment Period:

     Measured and reported at the start of the Fire Season, weekly during the Fire Season and quarterly during the remainder of the year.

     Calculation of Index:
     The bushfire mitigation index is made up of 9 specific packages of works, divided into specific zones reflecting bushfire preparedness. The index for each work package is calculated as follows:

                                   [ACTUAL OUTSTANDING ITEMS
     BUSHFIRE MITIGATION INDEX = -----------------------------  X MULTIPLIER
                                          DENOMINATOR]
     Multiplier:
     Is the maximum index for the particular work.

     Denominator:
     This is the average number of items repaired per year based on historical data collected.

     Actual Outstanding Items:
     The actual outstanding items yet to be repaired based on the required timeframes to effect the repair.

     Work Packages:
     The following are the work packages and their respective multiplier and timeframes:

     --------------------------------------- ------------- ---------------------
     WORK PACKAGE                             MULTIPLIER           TIMING
     --------------------------------------- ------------- ---------------------
     Line Inspections                             10           6 Months Beyond
     --------------------------------------- ------------- ---------------------
     Pre-Summer Inspection                        1                  N/A
     --------------------------------------- ------------- ---------------------
     Poles not Fire Safe - LL/US                  30            LL > 12 weeks
                                                                US > 12 months
     --------------------------------------- ------------- ---------------------
     Spans Not Cleared - 55/56                    20            55's > 1 week
                                                                56's > 4 weeks
     --------------------------------------- ------------- ---------------------
     Attachments                                  10       Priority 1 > 4 weeks
                                                           Priority 2 > 6 months
     --------------------------------------- ------------- ---------------------
     Conductors                                   10       Priority 1 > 4 weeks
                                                           Priority 2 > 6 months
     --------------------------------------- ------------- ---------------------
     EDO's Greater Than 30 years old              7            O/S > 12 months
     --------------------------------------- ------------- ---------------------
     Unacceptable Surge Diverters                 6            O/S > 4 weeks
     --------------------------------------- ------------- ---------------------
     22 kV Bird Covers                            6            O/S > 12 weeks
     --------------------------------------- ------------- ---------------------

     LL - A pole assessed to be Limited Life
     US - A pole assessed to be Unserviceable
     55 - A tree that in contact with the power lines
     56 - A tree in the vicinity of the power lines
     EDO - Expulsion Dropout Fuse Unit
     O/S - Outstanding

     The zones of work are as follows:

     Northern Section
     o    Benalla (NBNA)
     o    Seymour (NSMR)
     o    Wodonga (NWOD)

     Central Section
     o    Beaconsfield (CBFD)
     o    Lilydale (CLDL)
     o    South Morang (CSMG)

     Eastern Section
     o    Bairnsdale (EBDL)
     o    Leongatha (ELGA)
     o    Traralgon (ETGN)

     The calculation of the overall index is the sum of each of the work package indexes calculated as shown in the followingexample:

     ---------------------------------------------------------------------------
     CONDUCTORS
     ---------------------------------------------------------------------------
     Zone of Work                Actual O/S         Denominator        Index
     ----------------------- ------------------- ------------------ ------------
     CBFD                            0                   1                0
     ----------------------- ------------------- ------------------ ------------
     CLDL                            0                   3                0
     ----------------------- ------------------- ------------------ ------------
     CSMG                            1                   1              1.00
     ----------------------- ------------------- ------------------ ------------
     EBDL                            1                   2              1.00
     ----------------------- ------------------- ------------------ ------------
     ELGA                            0                  17                0
     ----------------------- ------------------- ------------------ ------------
     ETGN                            0                  21                0
     ----------------------- ------------------- ------------------ ------------
     NBNA                            2                   0              2.00
     ----------------------- ------------------- ------------------ ------------
     NSMR                            0                   4                0
     ----------------------- ------------------- ------------------ ------------
     NWOD                            1                  14              0.71
     ======================= =================== ================== ============
     Total                           5                  63              0.79
     ----------------------- ------------------- ------------------ ------------

     Therefore, once calculated for each work package, each of the indices is added together to compile the Bushfire Mitigation Index.

(d)  Quality

     Measure:
     This KPI measures The Alliance Service Provider's quality management for works whether it be construction or O&M works for gas and electricity.

     Assessment Period:
     Quarterly

     Electricity
     Calculation of Index:
     The Quality index for electricity poles and cabling projects is made up of two (2) sections, `construction' and `pole to pit'.

     Further audit programs are yet to be developed for other electricity projects

     Gas
     Calculation of Index:

     For gas, there are six (6) sections measuring materials, asset installation and protection, condition and calibration of equipment, testing, `as built' records and operation of the TLPG plant at Colac.

     The index is an average percentage of `points scored' across all jobs assessed during the period of measurement.

     An agreed audit program with relevant weightings will be developed by the Alliance Team .

                                   SCHEDULE 18
                                   KPI TARGETS


                               [GRAPHICS OMITTED]

                                   SCHEDULE 19
                 PERFORMANCE INCENTIVE FEE CALCULATION EXAMPLES

SCENARIO ANALYSIS FOR THE NETWORK SERVICES ALLIANCE AGREEMENT
SCENARIO

The following scenario is designed to represent how the payment mechanism will operate in a real situation. All the figures are examples and do not represent the expected or otherwise performance of the Alliance Service Provider or TXUN.

TODAY

The date is the 30 July 2002. We are at the end of the second quarter of 2002 and it is now time to complete the second profit assessment and payment for the year of 2002 (the tenth payment of the Contract).

TARGET COST - OPERATIONS & MAINTENANCE AND REPLACEMENT CAPITAL WORKS

At the beginning of 2000, the Alliance Team had set the Target Cost to equal $69.032 million for all the Operations, Maintenance and Replacement Capital Works including all the Support Costs (as defined in the zero base costing model) for the entire contract for that year.

Looking forward, this Target Cost adjusts according to CPI and for the table below shows the adjusted Target Costs assuming CPI of 2.5% as follows:

                                [GRAPHIC OMITTED]

(Please note: The Target Cost will be negotiated at the start of year 2000 and will be renegotiated at the start of year 2005)

TARGET COST - TXU & CUSTOMER INITIATED CAPITAL WORKS

The setting of the Target Costs for TXU Initiated and Customer Initiated Capital Works Projects is done prior to each specific project. In this quarter, the Alliance Service Provider has completed 38 TXU Initiated and Customer Initiated Capital Works Projects with Target Costs equating to $15.65 million (broken into Target Costs of $10.457 million for Electricity and $5.193 for Gas).

There are also 12 jobs currently not completed (Works in progress) which do not form part of the Target Cost assessment for the profit for this quarter.

ACTUAL COSTS

The actual costs incurred in the second quarter of 2002 by the Alliance Service Provider are equal to the amounts as described in Exhibit 1. All scope has been completed in accordance with the Alliance Service Provider submitted work plan and there have been no TXU discretionary changes.

REIMBURSABLE COSTS

The Alliance Service Provider has been paying for actual costs from the agreed account in which TXU have been placing one-twelfth of the agreed annual Target Cost. Therefore, TXUN have paid the Alliance Service Provider all the reimbursable costs.

CORPORATE OVERHEAD

The Corporate Overhead amount was agreed at the beginning of 2002 and will divided into monthly amounts and will be paid on a monthly basis. This amount is assumed to have been paid (on the 15th day of each month).

NON-FINANCIAL KPI INCENTIVE FEE CALCULATION

All the Key Performance Indicator data has been collected and the performance of the Alliance Service Provider is shown tabulated in Exhibit 2 for Electricity and Gas.

In order to calculate the Incentive Fee payable to the Alliance Service Provider we need to calculate the proportion that each of the Non-Financial KPI contributes. Exhibit 2 shows the calculated values for each of the KPI. It also shows the total calculated incentive fee payable to the Alliance Service Provider for the second quarter of 2002.

The Annual Incentive Fee for the year 2002 is listed as $7.880 million ($7.5 million adjusted for CPI). One-third of this value is attributable to the Non-Financial Key Performance Indicators (which is equivalent to the $2.5 million part of the $7.5 million unadjusted incentive fee).

This value is firstly proportioned against the amount of Target Cost for Electricity and Gas (seen in the calculation of [I] and [J] in Exhibit 2) and altered to reflect the time period of one quarter of the year. The weighting is then applied to the amount calculated to provide an amount at risk for that quarter for each of the Key Performance Indicators.

Based on the actual performance of the Alliance Service Provider, the Incentive Fee can be calculated with the help of the graphs provided in schedule 19 of the

Network Services Alliance Agreement (Note: In Exhibit 2, the amounts are not extrapolated from the graphs but are calculated amounts.)

MANAGEMENT FEE

The Management Fee for the first five years is $5.0 million per year. This is paid to the Alliance Service Provider on the 15th day of each month in a monthly amount. The payment of these monthly amounts are assumed to have been paid.

SHARE OF SAVINGS PAYMENT

In order to assess the financial performance of the Alliance Service Provider, we need to assess the Actual Costs against the Target Costs. We have performed this check in Exhibit 3.

The figures are based on sharing savings or over runs in the proportions of 1/3 in the O&M / Replacement Capital and 1/2 in the TXU / Customer Initiated Capital.

ALLIANCE SERVICE PROVIDER PROFITS

The total payment received for this quarter is then equal to the Incentive Fee plus seventy five percent of the Share of Savings Payment plus twenty five percent of the previous period's Share of Savings Payment.

                                [OBJECT OMITTED]


PAYMENT MODEL


                               [GRAPHIC OMITTED]

Exhibit 1. Alliance Service Provider Actual Costs - For 2nd Quarter 2002


                                [GRAPHIC OMITTED]

EXHIBIT 2. NON-FINANCIAL INCENTIVE FEE CALCULATION


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]


                                [GRAPHIC OMITTED]

EXHIBIT 3. SHARE OF SAVINGS PAYMENT CALCULATION


                               [GRAPHIC OMITTED]

                                   Schedule 20
                               Technical Standards

PART A - ELECTRICITY

STANDARDS, CODES AND GUIDES RELATING TO AERIAL LINES AND SERVICES

Note. the standards listed are relevant to this Code but do not necessarily represent all the standards that may need to be consulted in meeting the requirements of this Code.


CONDUCTORS
Bare overhead--Hard - drawn copper                               AS 1746-1991
Bare overhead--Aluminium and aluminium alloy                     AS 1531-1991
Bare overhead--Aluminium & aluminium alloy--steel reinforced     AS 3607-1992
Steel conductors and stays--Bare overhead: Galvanised            AS 1222.1-1992
Steel conductors and stays--Bare overhead: Aluminium clad        AS 1222.2-1992
Galvanised steel wire strand                                     AS 2841-1986

INSULATED CABLES
Approval & test specification - elastomer insulated 0.6/1kV      AS/NZS 3116-1996
Approval & test specification - thermoplastic insulated 0.6/1kV  AS 3147-1992
Approval & test specification - neutral screened - 0.6/1kV       AS/NZS 3155-1995
XLPE insulated - Aerial bundled - 0.6/1kV                        AS 3560-1991
Mechanical fittings for low voltage aerial bundled cable         AS 3766-1990
Aerial bundled - Polymeric insulated - 6.35/11 kV, 12.7/22 kV:   AS 3599.1-1988
Metallic screened Aerial bundled - Polymeric insulated -
6.35/11 kV, 12.7/22 kV :(non metallic screened)                  AS 3599.2-1991
Conductors - Covered overhead - 6.35/11 kV to 19/33 kV           AS 3675-1993

INSULATORS
Guidelines for the design & maintenance of overhead              ESAA Guide C(b)
distribution and transmission lines Selection                    1-1991 Section 4
Porcelain & glass indoor and outdoor station post, U> 1000Va.c.  AS 1137.3-1981
Porcelain & glass for O/H lines, U>1000V a.c.: Test methods      AS 2947.1-1989
Porcelain & glass for O/H lines, U> 1000V a.c.: Characteristics  AS 2947.2-1989
Porcelain & glass for O/H lines, U> 1000V a.c.: Couplings        AS 2947.3-1995
Porcelain & glass, pin & shackle U <1000V                        AS 3608-1989
Porcelain stay type U > 1000V                                    AS 3609-1989

INSULATOR AND CONDUCTOR FITTINGS
For overhead lines: Performance and general requirements         AS 1154.1-1985
For overhead lines: Dimensions                                   AS 1154.2-1985
For overhead lines: Performance and general requirements for     AS 1154.3-1985
helical fittings

THERMAL LIMITS
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines: Thermal limits              Appendix A2
Current rating of bare overhead line conductors                  ESAA D(b)5-1988

SHORT CIRCUIT CAPACITY
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines: Fault ratings               Appendix A2

MECHANICAL LOADING CONDITIONS
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines Mechanical Loading           Section 3
Conditions,
Minimum design loads on structures (Loading Code)                AS 1170
     Dead & live loads                                           AS 1170.1-1989
     Wind loads                                                  AS 1170.2-1989
     Snow loads                                                  AS 1170.3-1990
     Earthquake loads                                            AS 1170.4-1993

CONDUCTOR TENSIONS
Guidelines for the design & maintenance of overhead
distribution  and transmission lines
     General                                                     ESAA C(b) 1 - 1991
                                                                 Section 6
     Calculations                                                ESAA C(b) 1-1991
                                                                 Appendix B

STRUCTURES AND FOOTINGS
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991,
distribution and transmission lines                              Sections 7 & 8 and
General                                                          Appendix C
Methods of testing soils for engineering purposes                AS 1289 (set)
Piling - Design and installation                                 AS 2159-1995
Timber Structures (Timber structures code)                       AS 1720
     Design methods                                              AS 1720.1-1988
     Timber properties                                           AS 1720.2-1990
Timber - Poles for overhead lines                                AS 2209-1994
Timbers - Classification into strength groups                    AS 2878-1986
Cross arms Eastern and South Eastern Australian hardwoods        AS O61-1955
Design of steel lattice towers & masts                           AS 3995-1994
Steel structures                                                 AS 4100-1990
Concrete structures                                              AS 3600-1991

CLEARANCES FROM GROUND
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines - Environmental & loading    Section 9
conditions

CLEARANCES FROM STRUCTURES
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines - Environmental & loading    Section 10
conditions

SPACING OF CONDUCTORS
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines - Clearances                 Section 11
               - Environmental & loading conditions              ESAA C(b) 1-1991
                                                                 Section 11

MAINTENANCE
Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines - Maintenance and            Appendix E
inspection procedures

STANDARDS, CODES AND GUIDES RELATING TO UNDERGROUND LINES AND SERVICES
Note: The standards listed are relevant to this Code but do not necessarily represent all the standards that may need to be consulted in meeting the requirements of this Code.

HIGH VOLTAGE CABLES
Polymeric Cables 3.3 kV to 33 kV                                 AS 1429.1-1993
Impregnated paper insulated - U< 33 kV                           AS 1026-1992
Underground residential systems                                  AS 4026-1992
Extruded solid dielectric - 1kV to 30kV                          IEC 502-1994
Tests for solid dielectric cables 30 kV to 150 kV                IEC 840-1988

LOW VOLTAGE CABLES
Impregnated paper insulated - U< 33 kV                           AS 1026-1992
Conductors in insulated cables and flexible cords                AS 1125-1993
Concentric wire neutral - XLPE insulated - 0.6/1kV               AS 1178-1986
Approval & test specification - elastomer insulated - 0.6/1kV    AS 3116-1996
Approval & test specification - thermoplastic insulated - .6/1kV AS 3147-1992
Approval & test specification -neutral screened - 0.6/1kV        AS/NZS 3155-
                                                                 1995
Underground residential systems                                  AS 4026-1992

HIGH VOLTAGE CABLE ACCESSORIES
High Voltage Cable Joints                                        ANSI/IEEE 404-1994
High Voltage Cable Terminations                                  ANSI/IEEE 48-1990
Separable insulated connectors - U>1kV                           AS 2629-1983

CONTINUOUS CABLE RATINGS
Calculation methods                                              IEC 287-1982
Selection of cables - U< 0.6/ 1kV                                AS 3008.1-1989

SHORT CIRCUIT CURRENTS
Calculation of Short Circuit Currents                            IEC 949-1988

INSTALLATION
ESAA Guide to the Installation of Underground Cables             ESAA C(b) 2 -
                                                                 1989
ESAA Guide to the Use of Separable Connectors ESAA               D(b) 30-1983
Code of Practice for Safety Precautions in Trenching Operations
Co ordination of Street Works, Code of Practice--1983
Shared trench Agreement. Telecom SECV--1973

MAINTENANCE
ESAA Guide for the Maintenance of High Voltage Paper Oil         ESAA D(b) 31-1989
Insulated Cables and Accessories

STANDARD, CODES AND GUIDES RELATING TO SUBSTATIONS
Note. The standards listed are relevant to this Code but do not necessarily represent all the standards that may need to be consulted in meeting the requirements of this Code.

ELECTRICAL DESIGN
Switchgear assemblies & ancillary equipment - U > 1kV - General  AS 2067-1984

CIRCUIT BREAKERS AND ANCILLARY EQUIPMENT
Classification of degrees of protection provided by enclosures   AS 1939-1990
for electrical equipment (IP code)
High voltage, a.c. Switchgear & control gear -circuit breakers   AS 2006-1986
U > 1000 volts

SWITCHGEAR ASSEMBLIES AND ANCILLARY EQUIPMENT
High voltage, a.c. Switchgear & control gear -
     Switches and disconnectors - 1 kV to 52 kV                  AS 1025.1-1984
     Switches and disconnectors - U > 52 kV                      AS 1025.2-1989
Isolators and earthing switches                                  AS 1306-1985
Fuse/ switch & fuse / circuit breaker combinations               AS 2024-1991
Common requirements                                              AS 2650-1986
A.C. metal enclosed switch gear & control gear - 1 kV to 72.5 kV AS 2086-1995
A.C. insulation enclosed switchgear - 1 kV to 38 kV              AS 2264-1995
Switchgear assemblies & ancillary equipment - U > 1 kV           AS 2067-1984
Classification of degrees of protection provided by enclosures   AS 1939-1990
for electrical equipment (IP code)
Insulating oil for transformers and switchgear                   AS 1767-1975

CONTROL EQUIPMENT
Low voltage switchgear & control gear:                           AS 3947
General rules                                                    AS 3947.1-1993
Switches, disconnectors, switch disconnectors and fuse           AS 3947.3-1994
combination units
Contactors and motor starters: Electromechanical contactors      AS 3947.4.1-1995
and motor starters
Circuit control devices and switching elements                   AS 3947.5.1-1995 :
Electromechanical control circuit devices
Control circuit devices and switching elements: Proximity        AS 3947.5.2-1995
switches

INSULATING PANELS
Sheets and Boards for electrical purposes
Classification and general requirements                          AS 1795.1-1983
Dimensions of switchboard panels                                 AS 1795.2-1983

POWER TRANSFORMERS
Power Transformers                                               AS 2374
     General requirements                                        AS 2374.1-1982
     Temperature rise                                            AS 2374.2-1982
     Insulation Levels and dielectric tests:

     General requirements                                        AS 2374.3.0-1982
     External clearances in air                                  AS 2374.3.1-1992
     Tappings and connections                                    AS 2374.4-1982
     Ability to withstand short circuit                          AS 2374.5-1982
     Determination of transformer and reactor sound levels       AS 2374.6-1994
Insulating oil for transformers and switch gear                  AS 1767-1975

BUSHINGS
Bushings for a.c. U> 1000 V                                      AS 1265-1990

SURGE ARRESTERS
Surge Arresters (diverters):

     Silicon carbide type for a.c. systems                       AS 1307.1-1986
     Metal oxide type for a.c. systems                           AS 1307.2-1987

BATTERIES
Stationary batteries
     Lead acid - vented type                                     AS 4029.1-1994
     Lead acid - valve regulated sealed                          AS 4029.2-1992
Stationary batteries - lead acid -pure lead positive pasted type AS 4029.3-1993

INSULATION CO ORDINATION
Insulation Co ordination
     Definitions, principles and rules                           AS 1824.1-1995
     Phase to earth & phase to phase: Application Guide          AS 1824.2-1985

Insulation coordination within LV systems: Principles,           IEC 664.1-1992
requirements and tests

SAFETY CLEARANCES
Classification of degrees of protection provided by enclosures   AS 1939-1990
for  electrical equipment (IP code)
Switchgear assemblies & ancillary equipment - U >1kV             AS 2067-1984

BUILDINGS AND ENCLOSURES
Australian Building Code
Fixed platforms, walkways, stairways & ladders: Design           AS 1657-1992
construction & installation
The use of mechanical ventilation & air conditioning in buildings
     Fire and smoke control                                      AS 1668.1-1991
     Mechanical ventilation for acceptable indoor air quality    AS 1668.2-1991
Classification of degrees of protection provided by enclosures   AS 1939-1990
for electrical equipment (IP code)
The storage and handling of flammable and combustible materials  AS 1940-1993
Oil containment                                                  Environmental
                                                                 Protection
                                                                 Authority.
                                                                 Victoria Building
                                                                 Guidelines

Fire protection of electricity substations                       ESAA D(b) 29-1982

Electrical Installations
     Secondary batteries installed in buildings - Vented cells   AS3011.1-1992
     Secondary batteries installed in buildings - Sealed cells   AS 3011.2-1992

SWITCHYARD STRUCTURES, FOOTINGS AND FOUNDATIONS
Minimum design loads on structures (Loading Code)                AS1170
     Dead & live loads                                           AS 1170.1-1989
     Wind loads                                                  AS 1170.2-1989
     Snow loads                                                  AS 1170.3-1990
     Earthquake loads                                            AS 1170.4-1993
Design of steel lattice towers & masts                           AS 3995-1994
Steel structures                                                 AS 4100-1990
Concrete structures                                              AS 3600-1994

MAINTENANCE
Guide to maintenance & supervision of insulating oils in         AS 1883-1992
service
Maintenance of electrical switchgear                             AS 2467-1981
Guide to the installation, maintenance, testing and
replacement of secondary cells in buildings:
     Vented cells                                                AS 2676.1-1992
     Sealed Cells                                                AS 2676.2-1992

STANDARDS, CODES AND GUIDES RELATING TO PROTECTION AND EARTHING SYSTEMS

Note. The standards listed are relevant to this Code but do not necessarily represent all the standards that may need to be consulted in meeting the requirements of this Code

PROTECTION
All or nothing electrical relays                                 AS 2481-1981
Voltage transformers for measurement and protection              AS 1243-1982
Current transformers for measurement and protection              AS 1675-1986
Low voltage Switchgear & control gear:                           AS 3947-1993
General rules                                                    AS 3947.1-1993
Switches. disconnectors, switch disconnectors and fuse           AS 3947.3-1994
combination units
Contactors and motor starters: Electromechanical contactors      AS 3947.4.1-1995
and motor starters
Circuit control devices and switching elements:                  AS 3947.5.1-1995
Electromechanical control circuit devices
Control circuit devices and switching elements: Proximity        AS 3947.5.2-1995
switches

EARTHING
Switchgear assemblies & ancillary equipment - U > 1kV            AS 2067-1984
                                                                 Appendix C
Substations, earthing guide                                      ESAA EG 1-1995
Guide to safety in substation grounding                          IEEE 80-1986
Customer installations                                           AS  3000-1991 and
                                                                 AS 3001-1990

Guidelines for the design & maintenance of overhead              ESAA C(b) 1-1991
distribution and transmission lines - Stay wires
Section 13 Step & touch potentials                               ESAA C(b) 1- 1991
                                                                 Section 13
Switchgear assemblies & ancillary equipment - U > 1kV            AS 2067-1984
                                                                 Appendix C2.6
ESAA - Australian Telecommunications Commission "Earth
Potential Rise" Code of Practice
ESAA - Australian Telecommunications Commission "Earth
Return High Voltage Power Lines" Code Of Practice.

MAINTENANCE
Switchgear assemblies & ancillary equipment - U > 1kV            AS 2067-1984
Electrical installations                                         AS 3000-1991
Guide to safety in substation grounding                          IEEE 80-1986
Guidelines for the design & maintenance of overhead              ESAA C(b) 1- 1991
distribution and transmission lines
ESAA - Australian Telecommunications Commission "Earth
Potential Rise" Code of Practice
ESAA - Australian Telecommunications Commission "Earth
Return
High Voltage Power Lines" Code of Practice

TESTING
Earthing                                                         AS 3000-1991
                                                                 IEEE 80-1986
                                                                 ESAA C(b) 1-1991

PART B - GAS

AUSTRALIAN STANDARDS PERTAINING TO THE GAS INDUSTRY

This list should be used as a guide only and may not necessarily contain all applicable standards.

B00037    AS 2885-1987 Pipelines Gas and Liquid Petroleum
B00038    AS Supplement to 4084-1993 Steel Racking- Commentary
B00039    AS 4084-1993 Steel Racking
B00040    AS 3788-1990 Boilers and Pressure Vessels In-Service Inspection
B00041    AS/NZS 3788-1996 Standard Pressure Equipment In-Service Inspection
B00042    AS 3500.4-1994 National Plumbing and Drainage Code Hot Water
B00043    AS 2971-1987 Serially Produced Pressure Vessels
B00044    AS 3000-1991 Electrical Installations-Buildings, Structures & Premises
B00045    AS 2865-1995 Safe Working in a Confined Space
B00046    AS 2885-1987 Pipelines Gas and Liquid Petroleum

B00047    AS 2885.2-1987 Pipelines Gas and Liquid Petroleum Part 2 Welding
B00048    AS 2812-1985 Welding, Brazing and Cutting of Metals Glossary Terms
B00049    AS 2738.3-1984 Copper & Copper Alloys Part 3 Cast Products
B00050    AS 2738.2-1984 Copper & Copper Alloys Part 2 Wrought Products
B00051    AS 2738.1-1984 Copper & Copper Alloys Part 1 Refinery Products
B00052    AS 2544-1982 Grey Iron Pressure Pipes and Fittings
B00053    AS 2528-1982 Bolts, Studbolts & Nuts for Flanges and Other High
          and Low Temperature Applications
B00054    AS 2430.1-1987 Part 1 Explosive Gas Atmospheres
B00055    AS 2430.2-1986 Part 2 Combustible Dusts
B00056    AS 2430.3-1991 Part 3 Specific Occupancies
B00057    AS 2337.3-1987 Gas Cylinder Test Station Part 3 Inspection and
          Testing of Fibre Reinforced Plastics Alloy Gas Cylinders Hoop Overwrapped
B00058    AS 2337.1-1987 Gas Cylinder Test Station Part 1 General
          Requirements, and Tests Gas Cylinders
B00059 AS 2290.3-1990 Electrical Equipment for Coal Mines-Maintenance and Overhaul Part 3 Maintenance of Gas Detecting and Monitoring Equipment
B00060    AS 2286-1989 Space Heating Appliances Secondary Guards
B00061    AS 2285-1989 Space Heating Appliances External Temperature
          Limits and Primary Guards
B00062    AS 2275 Paarts 1 & 2 - 1979 Combustible Gas Detection Instruments
          for Use in Explosive Atmospheres
B00063    AS 2187.1-1984 SAA Explosive Code Part 1 Storage and Land
          Transport
B00064    AS 2129-1982 Flanges for Pipes Valves and Fittings
B00065    AS 2033-1980 Installation of Polyethylene Pipe Systems
B00066    AS 2032-1977 Installation of UPVC Pipe Systems
B00067    AS 2031.1-1989 SAA Gas Cylinders Code Part 1 Cylinders for
          Compressed Gases other than Acetylene
B00068    AS 2030.3-1982 The Approval Filling Inspection Testing and
          Maintenance of Cylinders for the Storage and Transport of Compressed Gases Non-Refillable Cylinders for Cpompressed Gases
B00069    AS 2030.1-1989 SAA Gas Cylinders Code Part 1 Cylinders for
          Compressed Gases other than Acetylene
B00070    AS 2030-1986 Supplement Foreign Gas Cylinders Specifications
B00071    AS 2002-1987 Solar Water Heaaters Installation
B00072    AS 1978-1977 Field Pressure Testing of Pipelines
B00073    AS 1940-1988 The Storage and Handling of Flammable and Combustible
          liquids
B00074    AS 1885-1976 Recording and Measuring Work Injury Experience
B00075    AS 1869-1983 Hose and Hose Assemblies for Liquefied Petroleum
          Gases (LPG) Natural Gas and Town Gas
B00076    AS 1832-1985 Iron Castings Maalleable Cast Iron
B00077    AS 1796-1983 SAA Welder Certification Code
B00078    AS 1769-1975 Welded Stainless Steel Tubes for Plumbing Applications
B00079    AS 1724-1983 Part 2 Grey Iron Pressure Pipes and Fittings with
          Bolted Gland Joints Part 2 Soft Metric Series for Maintenance Purposes
B00080    AS 1724-1975 Cast Grey Iron Pressure Pipes and Fittings with
          Bolted Gland Joints Metric Units

B00081    AS 1722-1975 Part 2 Pipe Threads of Whitworth Form
          Part 2 Fastening Pipe Threads
B00082    AS 1722-1975 Part 1 Pipe Threads of Whitworth Form
          Part 1 Sealing Pipe Threads
B00083    AS 1596-1989 LP Gas Storage and Handling
B00084    AS 1674-1980 Fire Precautions in Cutting Heating and Welding
          Operations
B00085    AS 1674-1974 SAA Cutting and Welding Safety Code
B00086    AS 1657-1985 SAA Code for Fixed Platforms Walkways Stairways
          and Ladders
B00087 AS 1645-1974 Copper and Copper Alloy Compression Fittings for use in water supply and hot water services
B00088    AS 1628-1977 Copper Alloy Gate Valves and Non-Retune Valves for use
          in water supply and hot water services
B00089    AS 1596-1983 SAA LP Gas Code
B00090 AS 1590-1982 Copper Alloy Threaded Pipe Fittings for use with Tubes Threaded With Pipe Threads of Whitworth Form
B00091    AS 1585-1982 Capillary and Brazing Fittings of Copper / Copper Alloy
B00092    AS 1572-1985 Copper / Copper Alloy Seamless Tubes for
          Engineering Purposes
B00093    AS 1530.4-1997 Methods for Fire Tests on Building Materials
          Components and Structures Part 4 Fire-Resistance tests of Elements of Build. Const.
B00094    AS 1518-1979 Extruded High - Density Polyethylene Protective
          Coating for Pipes
B00095    AS 1530.3-1982 Methods for Fire Tests on Building Materials
          Part 3 Test for Early Fire Hazard Properties of Materials
B00096    AS 1530.1-1984 Methods for Fire Tests on Building Materials
          Part 1 Combustibility Test for Materials
B00097    AS 1530.2-1973 Methods for Fire Tests on Building Materials
          Part 2 Test for Flammability of Materials
B00098    AS 1529-1974 Installation Household Type Hot Water Supply System
B00099 AS 1477.1-1988 Unplasticized PVC (pipes) and Fittings for Pressure Applications Part 1 Pipes
B00100 AS 1477.4-1988 Unplasticized PVC (upvc) Pipes and Fittings for Pressure Applications Part 4 Post formed bends
B00101 AS 1477.1 - 61973 Unplasticized PVC (upvc) Pipes and Fittings for Pressure Applications Part 1 to 6
B00102    AS 1345-1995 Identification Conduits and Ducts
B00103    AS 1697-1981 SAA Gas Pipeline Code
B00104    AS 1697-1979 SAA Gas Pipeline Code
B00105    AS 1210-1997 Pressure Vessels
B00106    AS 1210-1989 SAA Unfired Pressure Vessels Code
B00107    AS 1470-1986 Health and Safety at Work Principles & Practices
B00108 AS 1464. 1-2-1984 Plastics Pipes and Fittings for Gas Reticulation Unplasticized PVC (UPVC) Part 1 Pipes Part 2 Fittings
B00109    AS 1460-1973 Mechanical Jointing Fittings for Use With
          Polyethylene Pressure Pipes
B00110    AS 1432-1983 Copper Tubes for Water Gas and Sanitation

B00111    AS 1432-1990 Copper Tubes for Plumbing Gasfitting and Drainage
          Applications
B00112 AS 1397-1984 Steel Sheet and Strip Hot Dipped Zink-Coated or Aluminium Zink-Coated
B00113    AS 1357.2-1988 Water Valves for Use with Unvented Water Heaters
          Part 2 Control Valves
B00114    AS 1357.1-1988 Water Valves for Use with Unvented Water Heaters
          Part 1 Protection Valves
B00115    AS 1319-1983 Safety Signs for the Occupational Environment
B00116    AS 1318-1985 SAA Industrial Safety Colour Code
B00117    AS 1279-1985 Copper Refinery Shapes
B00118 AS 1271-1982 Valves Water Gauges and Other Fittings for Boilers and Unfired Pressure Vessels
B00119    AS 1170.1-1989 SAA Loading Code Part 1 Dead and Live Loads and
          Load Combinations
B00120 AS 1167.2-1986 Welding and Brazing Filler Metals Part 2 Filler Metal for Welding
B00121    AS 1159-1988 Polyethylene Pipes for Pressure Applications
B00122    AS 1141-1974 Methods for Sampling and Testing Aggregates
B00123    AS 1135-1973 SAA Non-Ferrous Pressure Piping Code
B00124    AS 1074-1989 Steel Tubes and Tubulars for Ordinary Service
B00125    AS 1000-1979 The International System of Units (SI) and its
          Application
B00126    AS A.72-1954 Control Plug Cocks for Low Pressure Gas
B00127    AS CA69-1972 Installation of Polyethylene Pipe Systems
B00128    AS CA67-1972 Installation of PVC Pipe Systems
B00129    AS CB15.5-1968 SAA Pipe Welding Code Part 5 Flash Butt Welding
          of Steel Pipes and Tubes
B00130    AS CB18.1-1967 SAA Pressure Piping Code Part 1 Ferrous Piping
B00131    AS CB15.3-1967 SAA Pipe Welding Code Part 3 ARC Welding of
          Ferritic Steel Piping
B00132    AS CB15.3-1967 SAA Pipe Welding Code Part 3 ARC Welding of
          Ferritic Steel Piping
B00133    AS CB15.1-1970 SAA Pipe Welding Code Part 1 Oxy Acetylene
          Welding of Ferritic Steel Piping
B00134    AS CB15.1-1970 SAA Pipe Welding Code Part 1 Oxy Acetylene
          Welding of Ferritic Steel Piping
B00135    AS Z5.2-1968 Welding Terms and Symbols British Standard
          499.3-1965
B00136 British Standard 437.1-1970 Cast Iron Spigot and Socket Drain Pipes and Fittings Part 1 Pipes, Bends, Branches and Access Fittings
B00137    AS MH1-1972 Metric Conversion in Building and Construction
B00138 Australian/New Zealand Standard 3760-1996 In-Service Safety Inspection and Testing of Electrical Equipment
B00139    Report of the Task Group on Coiled PE Pipe
B00140    British Standard 5155-1984 Specification for Butterfly Valves
B00141    British Standard 5158-1989 Specification for Cast Iron Plug Valves
B00142 British Standard 4368.3-1974 Specification for Carbon and Stainless Steel Compression Couplings

B00143 British Standard 4127.2-1972 Specification for Light Gauge Stainless Steel Tubes
B00144 British Standard 2051.2-1984 Tube and Pipe Fittings for Engineering Purposes Part 2 Olive Type Copper Alloy Compression Tube Fittings
B00145 British Standard 2051.1-1973 Tube and Pipe Fittings for Engineering Purposes Part 1 Copper and Copper Alloys Capillary and Compression Tube Fittings for Engineering
B00146    British Standard 1845-1984 Specification for Filler Metals For Brazing
B00147 British Standard 1640.4-1968 Specification for Steel Butt-Welding Pipe Fittings Part 4 Wrought and Cast Austenitic Chromium-nickel Steel Fittings
B00148 British Standard 1640.3-1968 Specification for Steel Butt-Welding Pipe Fittings Part 3 Wruoght Carbon and Ferritic Alloy Steel Fittings
B00149 British Standard 1640.2-1962 Specification for Steel Butt-Welding Pipe Fittings Part 2 Wrought and Cast Austenitic Chromium-nickel Steel Fittings
B00150 British Standard 1640.1-1962 Specification for Steel Butt-Welding Pipe Fittings Part 1 Wruoght Carbon and Ferritic Alloy Steel Fittings
B00151    British Standard 1560.2-1970 Specification for Steel Pipe Flanges
          Part 2 Metric Dimen.
B00152 British Standard 4368.1-1972 Specification for Carbon and Stainless Steel Compression Couplings for Tubes Part 1 Heavy Series
B00153 British Standard 1740.1-1971 Specification for Wrought Steel Pipe Fittings ( Screwed BSP Thread )
B00154 British Standard 143 & 1256-1968 Specification for Malleable Cast Iron & Copper Alloy Screwed Pipe Fittings for Steam Air Water Gas and Oil
B00155    Standard for Welding Pipe Lines and Related Facilities
B00156    Chemical Testing 1991


OTHER GAS STANDARDS AND SPECIFICATIONS
Document numbers beginning with the letter TS are known as Technical Standards Document numbers beginning with the letter SP are known as Technical Specifications Document numbers beginning with the letter CPS are documents owned by Corrosion Protection Services.


   NO.                              TITLE                           DATE          ISSUE
0000-1299         ADMINISTRATIVE

TS 0500           Staff  Participation  in Committee and Drafting  1/03/1992           1
-------           work of Standards Aust and AGA
TS 0502           Emergency Response Procedures                    18/01/1997          2
-------
TS 0503           Gas Incident/Installation Reporting and          5/11/1999           3
-------           Analysis

TS 0506           Melbourne One Call Protocol                      8/03/1995           1
-------
TS 0507           Change Management                                31/07/1995          1
-------
TS 0511           Refurbished Appliances (Type A)                  3/03/1996           1
-------

1300-2299         CIVIL ENGINEERING
TS 1300           Site Drainage                                    1/10/1991           1
-------
TS 1301           Prevention of Soil Erosion                       1/10/1991           1
-------
TS 1302           Trade Waste and Effluent Discharge               1/09/1991           1
-------
TS 1305           Design of Pits, Vaults and Kiosks                14/04/1994          1
-------
TS 1308           Construction of Site Works for Industrial and    24/10/1995          1
-------           Commercial Metering/Regulating Installations
                  (LP/MP/HP Inlet Pressures)
SP 1600           Construction of Gas Supply Pipework              5/12/1998           1
-------
SP 1601           Pipe Bedding Material                            23/09/1998          1
-------

2300-2599         CORROSION MITIGATION
SP 2300           Heat Shrink Pipe-Sleeves                         14/06/1991          1
-------
SP 2301           PE Overwrap to Protect Petrolatum Base Tape      11/03/1991          1
-------
CPS 2303          Cothodic protection of underground gas           30/06/1997          1
--------          vessels, pipework and components
SP 2304           Coating of  Buried Valves and Fittings  -        1/08/1991           1
                  Transmission Pipelines
CPS 2305          Application  of  coating  of  transition   with  30/06/1997          1
--------          above ground TP pipework
CPS 2307          Repair of fusion bonded repair coupling          13/10/1998          1
--------
CPS 2308          Protection from  electrical  surges and induxed  30/06/1997          1
--------          voltages on gas pipelines
SP 2309           Crushed  Metallurgical  Coke  for  Carbonaceous  13/10/1992          1
                  Backfill
CPS 2310          Selecting  systems  for  coating  above  ground  30/06/1997          1
--------          steelwork
TS 2311           Responsibilities  for Above Ground Licensed and  14/12/1994          1
-------           TP Meter/regulator Installations


   NO.                              TITLE                           DATE          ISSUE
CPS 2312.1        Protective coating of steel Part 1 - General     30/06/1997          1
----------
CPS 2312.2        Protective  coating  of  steel  Part 1 -  Above  30/06/1997          1
----------        ground pipework - standard
CPS 2312.3        Protective  coating  of  steel  Part 1 -  Above  30/06/1997          1
----------        ground pipework - Premium
CPS 2312.4        Protective  coating  of  steel  Part 1 -  Above  30/06/1997          1
----------        ground pipework - Maintenance
CPS 2312.5        Protective  coating  of  steel  Part 1 -  Above  30/06/1997          1
----------        ground pipework - Insulating flanges
SP 2313           Petrolatum Coating Materials                     29/08/1995          2
CPS 2314          Cathodic protection - Distribution systems       30/06/1997          1
--------
CPS 2315          Cathodic protection - Transmission systems       1/03/1998           1
--------

2600-2899         DRAFTING
TS 2601           Field Recording of Special Crossings             2/08/1995           3
-------
TS 2612           Procedure for identifying the need for an        18/12/1992          1
-------           easement for reticulation mains
TS 2613           Recording of mains information                   29/05/1998          2
-------
TS 2614           Drawing number system                            12/04/1994          1
-------
2900-3999         ELECTRICAL ENGINEERING
TS 2901           Earthing of Vessels and Holders                  7/12/1993           1
-------
TS 2902           Earthing of Tanker Transfer Points               7/12/1993           1
-------
TS 2904           Maintenance of Batteries                         1/07/1991           1
-------

4000-4299         DISTRIBUTION
TS 2607           Conditions  for  Works  Near  Gas  Transmission  24/05/1999          3
-------           Pipelines and Mains
TS-2607.1         Conditions   for  Works   Near  Gas  Mains  and  24/05/1999          3
---------         Infrastructure  (If distributing  this document
                  it must be printed on company letterhead)
TS 2607.2         Conditions  for  Works  Near  Gas  Transmission  24/05/1999          3
---------         Pipelines  (If  distributing  this  document it
                  must be printed on company letterhead)
TS 2607.3         Conditions  for the use of Explosives  near Gas  24/05/1999          3
---------         Transmission    Pipelines    and    Mains   (If
                  distributing  this  document it must be printed
                  on company letterhead)


   NO.                              TITLE                           DATE          ISSUE
TS 4000           City   High   Pressure   System   (Design   and  1/05/1991           1
-------           Construction)
TS 4001           Design of Gas  Pipework on Bridge  Crossings to  1/05/1991           0
-------           515kPa
TS 4004           Valves in  Systems  Operating  at Less than 515  1/08/1991           1
-------           kPa
TS 4005           Design Temperatures for System Components        1/02/1991           1
-------
SP 4008           Steel Fittings - Butt Weld HP Pipework           11/03/1999          1
-------
SP 4009           Steel  Flanges  -  Weldolets   Threadolets   HP  11/03/1991          1
-------           Pipework

SP 4011           Service  Valves  - High  Pressure  DN15 to DN20  29/05/1995          3
                  (Internal Inlet Thread, External Outlet Thread)
SP 4012           Gaskets - Compressed Fibre to R/F Flanges        4/08/1994           2

SP 4013           Service Valves (LP) - DN25 - F/M                 11/03/1999          1
-------
SP 4014           Service Valves (HP) - DN20 Internal Threads      29/05/1995          3

SP 4015           Coating Paint for Pipe and Casing                11/03/1999          1
-------
SP 4016           Solvent Cement for UPVC Pipe and Fittings        11/03/1999          1
-------
SP 4017           Steel Table Flanges                              11/03/1991          1
-------
SP 4018           Casing Pipe                                      11/03/1999          1
-------
SP 4019           Mechanical  Couplings  for PE Pipe (200 and 450  11/03/1991          1
-------           kPa)

SP 4020           Service  Valves High  Pressure - DN25  Internal  1/05/1995           2
                  Threads

SP 4021           Gaskets - Nitrile for F/F Flanges                11/03/1991          1
-------
SP 4022           Welding Three-way-tees and Stop-offs - HP        11/03/1991          1
-------
SP 4023           Mechanical Insulating Pipe Couplings             11/03/1991          1
-------
SP 4024           Stainless  Steel Repair  Clamps DN50 to DN450 -  11/03/1991          1
-------           LP/HP

SP 4025           Monolithic Insulating Joints                     18/05/1991          2
-------


   NO.                              TITLE                           DATE          ISSUE
SP 4026           Service Valves (LP) DN32 F/M                     11/03/1991          1
-------
SP-4027           Inlet and Outlet  Manifolds  and Piping  Spools  11/03/1991          1
-------           for Regulator Assemblies (HP/TP)

SP 4028           Transmission  and  Distribution  Steel and Cast  1/03/1991           1
-------           Iron Valves

SP 4029           Polyethylene (PE) Couplings - Electrofusion      9/11/1993           2

SP 4030           Polyethelene (PE) Yellow Pipe                    31/05/1999          6
-------
SP 4031           Purchase   specification   -  control  units  -  1/09/1989           1
-------           electrofusion
SP 4032           UPVC Pipe                                        29/07/1991          2
-------
TS 4033           Additional Service Isolation Valves              1/12/1995           2
-------
SP 4034           UPVC Fittings                                    11/03/1991          1
-------
SP 4035           Polyethylene (PE) Fittings (Fusion)              13/01/1999          3
-------
TS 4037           Use of Stainless Steel Repair Clamps             22/06/1993          2
-------
SP 4039           External  Application  of  FBE  Coating  to  HP  11/03/1991          1
                  Steel Pipe

SP 4041           Coating of Steel Page - External and Internal    5/06/1995           6

SP 4045           Pipe - Steel - Zaplock - HP                      1/05/1982           1
-------
SP 4047           Application  of Extruded  Polyethylene  Coating  1/12/1977           1
-------           to Steel Pipe

SP 4048           Application  of  Protective  Enamel  Coating to  11/03/1991          1
-------           Steel Pipe
SP 4049           Internal    Lining,    External   Priming   and  11/03/1991          1
-------           Application  of  protective  Enamel  Coating to
                  Steel Pipe
SP 4050           Application   of  Fusion  Bondced  Low  Density  11/03/1991          1
-------
                  Polyethylene Coating to Steel Pipe
SP 4051           Fittings - Steel Bends                           24/06/1992          3
-------
SP 4053           Fittings  -  Large   Diameter   Butt  Weld  for  11/03/1991          1
-------
                  Pipeline Construction

SP 4054           Road Transport of Extruded  Polyethylene Coated  11/03/1991          1
                  Pipe


   NO.                              TITLE                           DATE          ISSUE
SP 4055           Fittings - Split Tees                            11/03/1991          1
SP 4056           Unplasticised PVC Pipe and Fittings for LP       11/03/1991          1
-------
SP 4057           Bolted Mechanical Couplings - 7kPa Maximum       1/01/1994           2

SP 4058           Canvas Covered Gas Main Bags                     11/03/1991          1
-------
SP 4059           Under Pressure Tapping Reinforcement Sleeve      11/03/1991          1
-------
TS 4060           Selection of Bedding Materials for Pipe Systems  11/03/1991          1
-------
TS 4061           Internal Lining of Pipe - HP                     18/03/1991          1
-------
TS 4062           Land Conservation and Pipework                   18/03/1991          1
-------
TS 4063           Valve security                                   21/02/1992          1
-------
SP 4064           Fittings - Plastic Compression LP-MP Services    1/06/1991           1
TS 4065           Design  of  Sensing   Lines  and  Bleed   Valve  7/10/1991           1
-------           Connections
TS 4066           Recording  of Assets in the  Field  (Mains  and  1/08/1991           1
                  Services)
TS 4067           Management    of   Major    Transmission    and  20/08/1991          1
-------           Distribution Projects
SP 4068           Design for Blanking Spades (up to 10000 kPa)     30/07/1991          1
-------
TS 4070           Storage  of  Polyethylene  Coated  Pipe - Stock  1/09/1991           1
-------           Rotation
TS 4071           Buried  Plastic  Pipe-  Marker  Tape and Tracer  1/11/1996           3
-------
                  Wire Detection
TS 4072           Flanged Joints                                   15/06/1995          1
-------
TS 4073           Colour Code for Valve and Syphon Covers          5/08/1991           0
-------
TS 4074           Site   Selection   for   District   and   Field  2/06/1992           1
-------           Regulators

TS 4075           Consumer  Piping  Systems - Operating  Pressure  12/02/1996          1
-------           Exceeding 515kPa
TS-4077           Design   Life   of   Gas    Transmission    and  28/11/1991          1
-------           Distribution Systems
TS 4078           Management of Transmission Pipeline Easements    24/05/1999          2
-------
TS 4079           Design  of  Pressure  Regulating  Installations  7/09/1994           2
-------           with Inlet  Pressures  Between  7kPa and 10,000
                  kPa
TS 4081           Storage, Handling and Transport of Pipe          13/12/1991          0
-------


   NO.                              TITLE                           DATE          ISSUE
TS 4082           Selection  of  Components   and  Materials  for  8/06/1993           1
-------           Transmission and Distribution Systems
TS 4084           Abandoning  or Removing of Buried  Distribution  6/12/1995           2
-------           Mains and Services
   4085           Pre-fabricated  Domestic  Service Riser (LP and  x                   0
                  HP)
   4088           Steel Pipe - API 5L - Suitable for Coating       23/02/1995          5
TS 4090           Purging for  Commissioning  of Transmission and  10/09/1993          1
-------           Distribution Pipe
SP 4091           Pipe   Fittings  -  Malleable   Cast  Iron  and  1/08/1994           2
-------           Galvanised
TS 4092           Plant    Design    (consideration    of    OH&S  15/11/1996          2
-------           Legislation)
TS 4093           Noise    Control    for     Transmission    and  30/03/1994          1
-------           Distribution Systems
SP 4094           Stainless  Steel  Tapping  Bands  for  Low  and  1/05/1993           1
                  Medium Pressure Mains - DN80 to DN450
TS 4098           Design   Pressure    Regulations   with   Inlet  14/12/1992          0
-------           Pressures Between 7 kPa and 10,000 kPa
TS 4099           Depth of Cover to Underground Assets             18/09/1996          1
-------
TS 4101           Consumer  Piping  Systems - Operating  Pressure  10/01/1995          1
-------           Exceeding 200 kPa but not Exceeding 515 kPa

TS 4102           Design and  Construction  of Large  Diameter PE  24/10/1995          3
-------           Pipe for High Pressure Systems
TS 4107           Inspection   and   Repair  of   Damaged   Steel  3/05/1993           1
-------           Pipelines
TS 4108           Stress  Evaluation of Bored  Pipeline  Crossing  23/04/1993          1
                  Roads and Railroads
SP 4114           Pipe Fittings - Wrought Steel                    1/08/1994           1
-------
TS 4115           Pre-commissioning Treatment of Gas Pipelines     11/04/1994          1
-------
TS 4116           Natural Gas Odorization                          11/04/1994          1
-------
TS 4117           Configuration Management (Technical)             31/07/1995          1
-------
TS 4121           Approved Welding Procedures - Transmission       27/07/1995          2
-------
SP 4125           Underground Marking Tape                         12/12/1994          1
-------
TS 4127           Distribution Mains and Services                  30/10/1995          1
-------


   NO.                              TITLE                           DATE          ISSUE
TS 4129           Butterfly Valves                                 1/04/1995           1
-------
TS 4130           Glossary of Terms for the Gas Grid               24/10/1995          1
-------
TS 4132           Insertion                                        30/08/1995          1
TS 4135           Construction   of  Industrial   and  Commercial  20/07/1995          1
-------           Metering/Regulating  Installations (LP/NP Inlet
                  Pressure)
TS 4136           Directional Boring of Mains                      1/05/1997           1
-------
TS 4137           Domestic   Regulator   Freezing   Protection  -  3/11/1995           1
-------
                  (Interim)
TS 4142           Portable Gas Detector Calibration Intervals      7/10/1996           1
-------
TS 4143           Safety Shut-off Valves in Fire Alarm Systems     20/02/1996          1
-------
TS 4147           Location of Underground Services                 1/08/1996           1
-------
TS 4148           Policy for Plastic Pipe Joint Systems                                1
-------
TS 4149           Quality   Assurance   Process  for   Designated  16/06/1999          2
-------           Materials
TS 4153           Materials   Management   Systems   -  Gas  Grid  1/06/1996           1
-------           Critical Materials
TS 4156           Requirements  for  Planting  of Trees  Near Gas  24/07/1996          1
-------           Mains
TS 4158           Approved Welding Procedures - Distribution       18/08/1996          1
-------
SP 4159           Polyethylene  (PE)  Black with  Yellow  Stripes  27/7/1999           4
-------           Pipe
SP 1600           Construction of Gas Supply Pipework              5/12/1998           1
-------
SP 1601           Pipe Bedding Material                            23/09/1998          1
-------

4300-5199         GAS MEASUREMENT
SP 4300           Outlet Couplings - Domestic Meters - Nylon       7/8/1991            2
SP 4301           Outlet Nuts - Domestic Meters - Nylon - LP       11/03/1991          1
TS 4303           Standard  Metering  Pressures - Industrial  and  2/12/1992           3
-------           Commercial
SP 4304           Domestic Regulator - HP to LP                    1/06/1991           2
SP 4045           Domestic Regulator - LP to LP                    1/06/1991           2
TS 4306           Requesting Inline MK1                            18/3/1991           1
-------
TS 4318           Authorised Meter Inspectors                      23/7/1999           2
-------


   NO.                              TITLE                           DATE          ISSUE
TS 4320           Testing  Metering  Pressure  -  Industrial  and  25/07/1995          2
-------           Commercial

TS 4321           Field Test - Mechanical Correctors               18/3/1991           1
TS 4323           Testing Consumer Complaint Meters                18/3/1991           1
   4324           Authorised email meter inspector updated         1/11/1988           1
TS 4325           Industrial   Sonic   Nozzle   Test   Station  -  18/3/1991           1
                  Calibration
TS 4326           Domestic    Sonic   Nozzle   Test   Station   -  18/3/1991           1
                  Calibration
TS 4327           Sealing Compensating Index Type Domestic Meter   18/3/1991           1
TS 4331           Leg Switch During Flow Computer Test             18/3/1991           1
SP 4332           Industrial and Commercial  Remote Meter Reading  23/8/1991           2
                  Indication
TS 4333           Cost update of Standard Meter/Regulator Units    1/08/1991           1
TS 4336           Reading Sarasota Computers                       18/03/1991          1
SP 4332           Industrial and Commercial  Remote Meter Reading  23/8/1991           2
                  Indication

TS 4333           Cost Update of Standard Meter/Regulator Units    1/08/1991           1
TS 4336           Reading Sarasota Computers                       18/03/1991          1
TS 4340           Calculating Inline Instruments MHQ and MDQ       23/04/1991          1
-------
TS 4341           Industrial   and   Commercial   Regulator   and  1/07/1991           1
                  Ancillaries Testing
TS 4343           Safe Access to Corporation Assets                1/07/1991           1
-------
TS 4344           Arranging            Installation            of  23/09/1991          1
                  Industrial/Commercial Remote Meter Indication
SP 4346           Signage  Meter Unit for  Industrial  Commercial  1/02/1992           1
                  Consumers
TS 4349           Site  Selection  -  Industrial  and  Commercial  4/09/1998           2
-------
                  Metering Stations
TS 4351           Selecting and  Specifying  Single Run Regulator  27/7/1999           1
-------           Units


   NO.                              TITLE                           DATE          ISSUE
                  Meter/Instrument/Request  form  (this  form  is  27/7/1999           1
                  ------------------------
                  also  available  as a Word 97  template on your
                  computer)
                  Appendix A - Service Size Maximum Load Capacity  27/7/1999           1
                  -----------------------------------------------
                  Appendix B - Selection Charts                    27/7/1999           1
                  -----------------------------
                  Appendix C - Spring and Orifice Selection Guide  27/7/1999           1
                  -----------------------------------------------
                  Appendix D - Reference Drawings                  27/7/1999           1
                  -------------------------------
TS 4352           Gas Meter Location - Single Occupancy Domestic   22/06/1999          1
-------           -----------------------------------------------
                  Premises
                  --------
TS 4355           Metering Pressure for Domestic Billing Meter     9/12/1993           1
-------           --------------------------------------------

5200 6299         LEAKAGE SURVEY
TS 5201           Leakage Survey - Gas Distribution System         30/09/1994          1
-------

6300-6599         MISCELLANEOUS
TS 6304           Pipework    Blowdown    and   Gas   Flaring   -  16/03/1995          1
-------           Transmission

6600 7399         PROPERTY
TS 6600           Security Fencing (General Security)              28/08/1998          2
-------
TS 6601           Security Fencing (Inner High Security)(          28/08/1998          2
-------

7400 7599         STANDARDS MATTERS
TS 7401           Engineering Standards                            1/05/1995           3
-------

7600-7899         SYSTEM PLANNING
TS 7600           Pressure    Classifications    and    Operating  26/03/1993          2
-------           Pressure Ranges
TS 7601           Maintaining  Gas  Supply  During  TP  Pipelines  1/05/1992           1
-------           Blowdown Operations

7900 9999         TRANSMISSION
TS 7900           Valves in a TP System                            1/12/1990           1
-------
SP 7926           Application of Rock Jacket to PE Coated Pipe     13/05/1992          2


   NO.                              TITLE                           DATE          ISSUE
SP 7930           Steel Transmission Pipeline Valves               1/09/1992           1
SP 7938           Steel Transmission Pipeline Valves               9/09/1993           1
SP 7941           Valve for Derrimut City Gate                     14/12/1993          1
SP 7947           Steel Transmission Pipeline Valves               4/07/1994           1
SP 7950           Steel Transmission Pipeline Valves               31/10/1994          1

                                   SCHEDULE 21
                        OPERATION AND PERFORMANCE MANUALS

PART A: ELECTRICITY MANUALS

                                                                     ISSUE DATE
                                                                     ----------

        Earthing Design Manual                                        June-95
        Field Refresher Training - Book 1                             July-95
        Field Refresher Training - Book 2                             July-95
        Field Refresher Training - Book 3                             July-95
        High Voltage Aerial Bundled Cable Manual                      June-95
        Line Inspection Manual                                      December-95
        Lineworker Handbook                                           June-95
        Live Line Glove and Barrier Manual                          December-95
        Live Line Manual                                            December-95
        Low Voltage Aerial Bundled Cable Manual                     December-95
        Network Legislation & Environment Manual                      May-94
        Overhead Line Construction Manual                           November-95
        Overhead Line Design Manual - Volume 1                        July-93
        Overhead Line Design Manual - Volume 2                        May-95
        Overhead Line  Manual - Volume 1                            December-95
        Overhead Line  Manual - Volume 2                            December-95
        Overhead Line  Manual - Volume 3                            December-95
        Poles (Power lines electronically surveyored)                 June-94
        Public Lighting Manual                                        June-95
        Services Manual                                               June-95
        Strategic Maintenance Manual - Volume 2                       July-94
        Substation Field Manual - Volume 1                          December-95
        Substation Field Manual - Volume 2                          December-95
        SUMS (Subdivision Management System)                          May-94
        Underground Cable Design Manual                             December-95
        Underground Cable Jointers Manual - Volume 1                  June-95
        Underground Cable Jointers Manual - Volume 2                December-95
        Underground Cable Jointers Manual - Volume 3                December-95
        Underground Installation Manual                             December-96
        Underground Maintenance Manual                                June-95
        Vegetation Management Manual                                January-89
        Victorian Services & Installation Rules                    September-96
        Bushfire Mitigation Manual                                    Various

PART B - GAS MANUALS

-----------------------------------------------------------------
Network Control Maintenance Guide
-----------------------------------------------------------------
Network Control Maintenance Manual
-----------------------------------------------------------------
Standard Procedure Manual
-----------------------------------------------------------------
System Operation Manual
-----------------------------------------------------------------
TLPG Plant Maintenance Manual Volume 1
-----------------------------------------------------------------
TLPG Plant Maintenance Manual Volume 2
-----------------------------------------------------------------
Westar Approved Materials and Manufacturers Manual
-----------------------------------------------------------------

                                   SCHEDULE 22
                               REIMBURSABLE COSTS

                                   SCHEDULE 23
                     ETHICS AND NON-DISCLOSURE CERTIFICATION

Pursuant to the Network Services Alliance Agreement between TXU Networks Pty Ltd ("TXUN"), Westar Pty Ltd, Eastern Energy Limited, Akamon Pty Ltd and Tenix Pty Ltd (the "Alliance Agreement"), the undersigned employee of Akamon Pty Ltd or affiliate of Akamon Pty Ltd hereby affirms and certifies the following:

I have disclosed, and during the course of my work under the Alliance Agreement will disclose, to Akamon Pty Ltd any and all of my business and personal activities, interests and affiliations which may conflict or give the appearance of conflicting with the interests of TXUN or any of its related bodies corporate with my ability to exercise sound judgment and faithfully discharge my duties in a manner which will preserve the reputation and integrity of TXUN and any of its related bodies corporate. Further, I have advised or will advise the appropriate TXUN supervisor of any activity of which I am aware that I consider to be in conflict with or appears to be in conflict with the interests of TXUN or any of its related bodies corporate.

I will hold confidential any and all proprietary and conditional information of TXUN and any of its related bodies corporate to which I may be or become privy during the course of any work under the aforementioned contract, except as may be compelled by law or official order of an governmental authority of competent jurisdiction.

THE FOREGOING AFFIRMATION AND CERTIFICATION SHALL NOT RESTRICT IN ANY MANNER WHATSOEVER THE REPORTING OF SAFETY RELATED CONCERNS.

                    Signature:
                    ---------           ----------------------------------


                    Date:
                    ----                ----------------------------------


                    Employee's Name:
                    ---------------     ----------------------------------


                    SSN:
                    ---                 ----------------------------------

                                   SCHEDULE 24
                            SHARE OF SAVINGS PAYMENT

The following is a narrative statement which summaries the parties' agreement with respect to the share of savings to be made. Costs savings and overruns on capital projects are shared between the parties 50/50. Costs savings and overruns on operations and maintenance are shared 2/3 to TXUN and 1/3 to the Alliance Service Provider.

The parties agree that if the calculations derived pursuant to the table and following paragraphs set out below do not reflect the fundamental principles recorded above, the table and paragraphs will be amended to reflect the stated principles and any dispute in this regard will be resolved by an independent expert in accordance with clause 39 of this Agreement.

(a) The Share of Savings Payment is based on the annual "At Risk Amounts" set out below.

          -------------- ----------- ---------- ---------- ----------- ---------
              YEAR          2000        2001       2002       2003        2004
          -------------- ----------- ---------- ---------- ----------- ---------
              $M             0           0          0          0           0
          -------------- ----------- ---------- ---------- ----------- ---------


          -------------- ----------- ---------- ---------- ----------- ---------
              YEAR          2005        2006       2007       2008        2009
          -------------- ----------- ---------- ---------- ----------- ---------
               $M           3.75        3.75       3.75       3.75        3.75
          -------------- ----------- ---------- ---------- ----------- ---------

The At Risk Amounts for each year from 2001 will be indexed by CPI.

(b) The At Risk Amount for the relevant year must be divided by 4 (or otherwise divided as agreed between the parties) to obtain a "Quarterly At Risk Amount".

(c) The Direct Field Costs and Support Costs of performing each of the electricity and gas:

     1.   Operations and Maintenance Services;

     2.   Replacement Capital Works Services;

     3.   TXUN Initiated Capital Works Services;

     4.   Customer Initiated Capital Works Services; and

     5. labour costs in relation to entitlements of the Seconded Employees in performing the Services, whether relating to any contract of employment, long service leave, workers compensation, superannuation, annual holidays or industrial instrument of the Seconded Employees during that Quarter must be subtracted from the Direct Field Costs and Support Costs of performing those Services set out in the Target Cost, as allocated in respect of each Service over that Quarter. If this results in a positive number, 50% (or, in the case of Operations and Maintenance Works Services and the Replacement Capital Works Services, 33.33%) must be added to the Quarterly At Risk Amount.

          If it results in a negative number, 50% (or in the case of the Operations and Maintenance Services and the Replacement Capital Works Services, 33.33%) must be subtracted from the Quarterly At Risk Amount.

(d) At the end of each Calendar Year, the Direct Cost and Support Cost of performing each of the electricity and gas:

     1.   Operations and Maintenance Services;

     2.   Replacement Capital Works Services;

     3.   TXUN Initiated Capital Works Services;

     4.   Customer Initiated Capital Works Services; and

     5. labour costs in relation to entitlements of the Seconded Employees in performing the Services, whether relating to any contract of employment, long service leave, workers compensation, superannuation, annual holidays or industrial instrument of the Seconded Employees during that year must be subtracted from the Direct Field Costs and Support Costs of performing those Services set out in the Target Cost, as allocated in respect of each Service over that year.

     If this results in a positive number, 50% (or in the case of the Operations and Maintenance Works Services and the Replacement Capital Works Services, 33.33%) must be added to the Quarterly At Risk Amount.

     If it results in a negative number, 50% (or, in the case of the Operations and Maintenance Services and the Replacement Capital Works Services, 33.33%) must be subtracted from the Quarterly At Risk Amount.

     The invoice for the final Quarter of a year must be adjusted such that the amount paid to or payable by the Alliance Service Provider over the year is equal to the amount that is paid to or payable by the Alliance Service Provider determined in accordance with the calculation in this clause (d).

(e) The maximum exposure for over spending the Target Cost for a Calendar Year is limited to the "Total At-Risk Amount" divided by the relevant sharing arrangement being 50% (or, in the case of the Operations and Maintenance Works Services and the Replacement Capital Works Services, 33.33%). The "Total At-Risk Amount" equals the sum of the Share of Savings Payment At-Risk Amount for the year and the Non-Financial At-Risk Amount for the year.

                                   SCHEDULE 25
                               COMMERCIAL SUMMARY

The following is a narrative statement which summaries the parties' agreement with respect to the payments to be made by TXU to the Alliance Service Provider under this Agreement.

Subject to this Agreement, payments from TXU to the Alliance Service Provider will consist of:

(a)  Reimbursement of actual costs;

(b) An annual management fee of $5 million payable during the first 5 years of the Contract only.

(c) An annual incentive fee of $2.5 million, payable during the first 5 years of the Contract only, if all the non-financial KPIs, as agreed, are achieved by the Alliance Service Provider.

(d) In the case of (c) above, the $2.5 million will be at risk in the event that target costs are exceeded by actual costs.

(e) A share of savings and overruns which will result from actual costs being lower or higher than budgeted target costs.

(f) In years 6 to 10 of the contract, an annual fee of $3.75 million will be paid if the budget is met, and a further $3.75 million will be paid if all the non-financial KPIs, as agreed, are achieved by the Alliance Service Provider.

(g) In the case of (f) above, $7.5 million will at risk in the event that target costs are exceeded by actual costs.